--------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group


================================================================================
                          COMMERCIAL MORTGAGE TRADING
================================================================================

                                 $1,252,685,456
                       (Approximate Mortgage Pool Balance)

                            "Column-GECA Conduit II"


                          DLJ COMMERCIAL MORTGAGE CORP.
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-CG1
  Class S, Class A-1A, Class A-1B, Class A-2, Class A-3, Class B-1, Class B-2

                              Mortgage Loan Sellers
         GE Capital Access, Inc.                  Column Financial, Inc.


                      ** PRELIMINARY SUMMARY MEMORANDUM **


                             Dated February 22, 1999


================================================================================
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
================================================================================

--------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group


================================================================================
                          COMMERCIAL MORTGAGE TRADING
================================================================================

                         DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1999-CG1
                            "Column-GECA Conduit II"

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               Administrative Fee
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Class  A-1A         Aaa/AAA            Public

Class  A-1B         Aaa/AAA            Public

Class   A-2         Aa2/AA             Public

Class   A-3         A2/A               Public

Class   B-1         Baa2/BBB           Public

Class   B-2         Baa3/BBB-          Public

Class   B-3         --                 Private

Class   B-4         --                 Private

Class   B-5         --                 Private

Class   B-6         --                 Private

Class   B-7         --                 Private

Class    C          --                 Private


--------------------------------------------------------------------------------


             Expected                    (%)       (%)   Avg                    Price                Approx.
  Class     Ratings(1)   ($) Balance   Balance     Sub   Life(2)   Maturity(2)  Talk      Index      Price      Status      ERISA(4)
  -----     ----------   -----------   -------     ---   -------   -----------  ----      -----      -----      ------      --------
    S        Aaa/AAA          --           NA       NA      --        --         --         --         --       Public        Yes

  A-1A       Aaa/AAA          --           --       --      --        --         --         --         --       Public        Yes

  A-1B       Aaa/AAA          --           --       --      --        --         --         --         --       Public        Yes

   A-2        Aa2/AA          --           --       --      --        --         --         --         --       Public         No

   A-3         A2/A           --           --       --      --        --         --         --         --       Public         No

   B-1       Baa2/BBB         --           --       --      --        --         --         --         --       Public         No

   B-2      Baa3/BBB-         --           --       --      --        --         --         --         --       Public         No

   B-3          --            --           --       --      --        --       ******   ** (3) **   ******   Private-144A      No

   B-4          --            --           --       --      --        --       ******   ** (3) **   ******   Private-144A      No

   B-5          --            --           --       --      --        --       ******   ** (3) **   ******   Private-144A      No

   B-6          --            --           --       --      --        --       ******   ** (3) **   ******   Private-144A      No

   B-7          --            --           --       --      --        --       ******   ** (3) **   ******   Private-144A      No

    C           --            --           --       --      --        --       ******   ** (3) **   ******   Private-144A      No

(1)  Moody's Investor Service, Inc. / Fitch IBCA, Inc.

(2) Reflects average life and maturity. Assumes 0% CPR (except ARD Loans pay in full on the ARD), no defaults and no extensions.

(3)  Sold.

(4) Expected to be eligible for DLJ's individual prohibited transaction exemption under ERISA.

================================================================================
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
================================================================================

--------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group


================================================================================
                          COMMERCIAL MORTGAGE TRADING
================================================================================

                         DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1999-CG1
                            "Column-GECA Conduit II"

--------------------------------------------------------------------------------

Collateral     The Trust Fund will consist of a pool of 279 fixed-rate,
Overview:      monthly-pay mortgage loans with an aggregate balance of
               approximately $1,252,685,456 as of March 1, 1999 (Cut-off Date), which are each secured by a first lien on a fee and/or leasehold interest in a multifamily or commercial property. The properties are located throughout 36 states and the District of Columbia with the largest concentrations (by balance) in TX 19.7% (53 loans), CA 13.5% (43 loans) and FL 9.9% (19 loans).

               o Property Type Diversification: Multifamily (36.3%), Retail (24.8%), Hotel (9.3%), Office (8.8%)

               o Appraisals: 100% of the appraisals state that they follow the guidelines set forth in Title XI of FIRREA.

               o Call Protection: 91.6% of the mortgage loans provide for an initial lockout period followed by a defeasance period and 0.1% of the mortgage loans provide for a lockout period only. The remaining 8.3% of the mortgage loans provide for an initial lockout period followed by a yield maintenance period.

--------------------------------------------------------------------------------

Mortgage Loan  The mortgage loans were originated or acquired primarily between
Origination:   January 1998 and February 1999 by affiliates of GE Capital
               Access, Inc. (GECA) and Column Financial, Inc. (Column).
               Approximately 70% (by balance) of the mortgage loans are being contributed by GECA and 30% (by balance) are being contributed by Column to the Trust Fund.


               GECA is a wholly owned subsidiary of General Electric Capital Corporation (GECC). Since its formation in 1996, GECA and its affiliates, have originated or acquired approximately $5 billion of commercial mortgage loans in connection with its capital markets programs. Through its GE Capital Real Estate division, GECC has been lending and investing in the commercial real estate industry for over 25 years and has a portfolio of approximately $15 billion of assets. GE Capital Real Estate originates and acquires commercial mortgage loans through approximately 20 offices located throughout North America.

               Column, an indirect wholly owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., was created in August 1993. Column has originated $6.2 billion commercial mortgage loans since its inception. Column sources, underwrites and closes mortgage loans through 15 regional offices located throughout the country.

--------------------------------------------------------------------------------------------------------------
Servicer:        TBA                               Lead                Donaldson, Lufkin & Jenrette Securities
                                                   Manager:            Corporation, Sole Manager

--------------------------------------------------------------------------------------------------------------

Special          TBA                               Settlement:         TBA
Servicer:

--------------------------------------------------------------------------------------------------------------

Rating           Moody's Investor Service, Inc.    Trustee:            TBA
Agencies:        Fitch IBCA, Inc.

--------------------------------------------------------------------------------------------------------------

================================================================================
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
================================================================================

--------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group


================================================================================
                          COMMERCIAL MORTGAGE TRADING
================================================================================

                         DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1999-CG1
                            "Column-GECA Conduit II"

--------------------------------------------------------------------------------------------------------------
Extensions:
                 The Special Servicer will not be permitted to grant any extension of the maturity of a mortgage loan beyond 60 months of such mortgage loan's stated maturity date.

--------------------------------------------------------------------------------------------------------------

Controlling      The Controlling Class of Certificateholders may advise and appoint a Special Servicer and
Class:           replace the existing Special Servicer.

                      Controlling Class - will be the most subordinate class of certificates which has a current aggregate certificate principal amount no less than 25% (or in the case of the
                      Class C certificates, 20%) of its original aggregate certificate principal balance.

--------------------------------------------------------------------------------------------------------------

Advances:        Advances subject to recoverability determination and appraisal reductions.

--------------------------------------------------------------------------------------------------------------

Prepayment       All of the mortgage loans provide for either a prepayment lockout period ("Lockout"), a
Protection and   defeasance period and ("Defeasance") and/or a yield maintenance premium ("YMP") period or a
Distribution of  combination thereof.
Premiums
                 The certificate yield maintenance amount ("CYMA") for the Class A-1A, A-1B, A-2, A-3, B-1,
                 B-2, B-3, B-4, B-5, B-6, B-7 and/or C Certificates (collectively, "Principal Balance
                 Certificates") equals the total yield maintenance premium collected, multiplied by a fraction
                 (not greater than one or less than zero) which is based upon a formula involving the relationship between the Pass-Through Rate(s) of such Class(es) currently receiving principal, the allocation of principal among such Class(es) if more than one, the mortgage rate of the loan that has prepaid, and current interest rates. In general, the CYMA for any Distribution
                 Date will be calculated in respect of and payable to the class(es) of Principal Balance
                 Certificates entitled to receive distributions of principal on such Distribution Date.

                      ============================================================
                               CYMA           (Pass-Through Rate - Discount Rate)
                                         =    ------------------------------------
                           Allocation %         (Mortgage Rate - Discount Rate)
                      to Non-IO Certificates
                      ============================================================

                 The yield maintenance amount payable to the interest only certificates, Class S, will equal the total yield maintenance premium less the CYMA as defined above.

--------------------------------------------------------------------------------------------------------------

Analytics:       Cashflows are expected to be available through: Bloomberg, the Trepp Group, Intex Solutions and Charter Research.

--------------------------------------------------------------------------------------------------------------


================================================================================
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
================================================================================

--------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group


================================================================================
                          COMMERCIAL MORTGAGE TRADING
================================================================================

                         DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1999-CG1
                            "Column-GECA Conduit II"

--------------------------------------------------------------------------------------------------------------
Priority of      On each distribution date, interest will be distributed to each of the classes in the
Interest:        following order of priority:

                       1.  Class S, A-1A and A-1B, pro rata
                       2.  Class A-2
                       3.  Class A-3
                       4.  Class B-1
                       5.  Class B-2
                       6.  Class B-3
                       7.  Class B-4
                       8.  Class B-5
                       9.  Class B-6
                      10.  Class B-7
                      11.  Class C

--------------------------------------------------------------------------------------------------------------
Priority of      On each distribution date, principal will be distributed and losses will be allocated to each
Principal:       of the classes in the following order of priority:


                      Scheduled and Prepayments(1)        Losses
                      -----------------------------       ----------------------------------
                      1.   Class A-1A                     1.   Class C
                      2.   Class A-1B(2)                  2.   Class B-7
                      3.   Class A-2                      3.   Class B-6
                      4.   Class A-3                      4.   Class B-5
                      5.   Class B-1                      5.   Class B-4
                      6.   Class B-2                      6.   Class B-3
                      7.   Class B-3                      7.   Class B-2
                      8.   Class B-4                      8.   Class B-1
                      9.   Class B-5                      9.   Class A-3
                      10.  Class B-6                      10.  Class A-2
                      11.  Class B-7                      11.  Class A-1A and A-1B, pro rata
                      12.  Class C


                 (1) None of the following classes will receive any principal distributions until all classes, if any, listed above it are retired.

                 (2) Pro rata with Class A-1A if the balances of Classes A-2 through C are reduced to zero on account of losses.

--------------------------------------------------------------------------------------------------------------

================================================================================
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
================================================================================

--------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group


================================================================================
                          COMMERCIAL MORTGAGE TRADING
================================================================================

                         DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1999-CG1
                            "Column-GECA Conduit II"

--------------------------------------------------------------------------------------------------------------
Largest Loans/   Winston Loan - 14 properties located in 9 states
Borrowers:       Hotel

                 o    LTV: 43.6%

                 o    DSCR: 2.54x

                 o    Cut-off Date Balance: $70,750,763 (5.6%)

                 The Winston Portfolio is secured by mortgages on the fee interests on 14 branded limited service hotels. All properties are cross-collateralized and cross-defaulted with diversified flag affiliations. The hotels were built from 1968 to 1996, some of which have had substantial upgrades and renovations.

                 The borrower is a single-purpose entity affiliated with Winston Hotels, Inc., a public REIT
                 (WXH: NYSE) based in Raleigh, North Carolina. The REIT is in the business of developing, acquiring and rehabilitating premium limited service, full service, and high-end extended-stay hotel properties.

                 The properties are operated by an affiliate of Meristar Hotel & Resorts, Inc. which currently operates 212 hotels in North America. Meristar manages the portfolio under a 15 year operating lease of which approximately 14 years are remaining.

                 Property Name          City              State    Rooms    Year Built/Renovated  Allocated Loan Amount
                 -------------          -----             -----    -----    --------------------  ---------------------

                 Hampton Inn            Elmsford          NY         156         1968/1996            $7,598,233
                 Courtyard by Marriott  Ann Arbor         MI         160         1989/1998            $6,277,885
                 Quality Suites         Charleston        SC         168         1989/1997            $6,277,885
                 Residence Inn          Phoenix           AZ         168         1988/1997            $6,277,885
                 Homewood Suites        Cary              NC         140           1994               $6,003,850
                 Hampton Inn & Suites   Duluth            GA         135           1996               $5,381,044
                 Hampton Inn            Raleigh           NC         141         1986/1996            $5,281,395
                 Comfort Suites         Orlando           FL         215         1990/1997            $5,156,834
                 Hampton Inn            Atlanta           GA         131           1996               $4,982,448
                 Hampton Inn            Charlotte         NC         125         1991/1997            $4,558,940
                 Courtyard by Marriott  Wilmington        NC         128           1996               $4,259,993
                 Hampton Inn            West Springfield  MA         126         1989/1998            $3,687,012
                 Homewood Suites        Houston           TX          92           1995               $3,437,889
                 Comfort Inn            Charleston        SC         128         1989/1997            $1,569,471
                                                                   -----                             -----------
                                                                   2,013                             $70,750,763

--------------------------------------------------------------------------------------------------------------

================================================================================
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
================================================================================

--------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group


================================================================================
                          COMMERCIAL MORTGAGE TRADING
================================================================================

                         DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1999-CG1
                            "Column-GECA Conduit II"

--------------------------------------------------------------------------------------------------------------

                 Swerdlow Loans - 3 properties located in Florida
                 2 Anchored Retail/ 1 Office

                 o    LTV: 78.9%

                 o    DSCR: 1.25x

                 o    Cut-off Date Balance: $63,806,653 (5.1%)

                 The Swerdlow Loans are secured by fee simple interests in Cypress Creek Station, Kendale Lakes
                 Plaza and Oakwood Business Center. All properties are cross-collateralized and cross-defaulted.

                 Kendale Lakes Plaza is a regional shopping center located in an in-fill location. The subject is 98.7% leased. Primary access to the subject is provided by the Florida Turnpike. Anchor tenants include K-Mart (114,000 sf), Syms (40,000 sf ), Marshall's (27,808 sf) and Office Max
                 (23,500 sf).

                 Cypress Creek Station contains two main buildings surrounded primarily by commercial and hospitality properties. The subject is 98.7% leased with major tenants signing long-term leases and the first roll-over for a major tenant occurring in 2007. Major tenants include
                 Regal Cinema (101,415 sf), Office Depot (36,929 sf) and Just for Feet (15,675 sf).

                 Oakwood Business Center is a suburban business office building with convenient access to
                 Interstate 95, Ft. Lauderdale CBD and the Ft. Lauderdale International Airport. The subject is
                 96% leased. Major tenants include Trader Publishing (16,816 sf) and KOS Pharmaceuticals
                 (23,499 sf).

                 The borrower is a single-purpose entity affiliated with Swerdlow Real Estate Group, Inc., a recently formed private REIT specializing in development, leasing and management of commercial properties in South Florida. The REIT was capitalized with a $173mm equity offering with major institutional investors.

                                                                           Square      Year Built/
                 Property Name              City               State       Footage     Renovated       Allocated Loan
                 -------------              ----               -----       -------     ---------       --------------

                 Kendale Lakes Plaza        West Kendall         FL        404,553      1977/1995        $29,580,387
                 Cypress Creek Station      Ft. Lauderdale       FL        229,009        1997           $23,829,728
                 Oakwood Business Center    Hollywood            FL        140,535        1987           $10,396,538
                                                                           -------                       -----------
                                                                           774,097                       $63,806,653
--------------------------------------------------------------------------------------------------------------

================================================================================
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
================================================================================

--------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
                                       277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group


================================================================================
                          COMMERCIAL MORTGAGE TRADING
================================================================================

                         DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1999-CG1
                            "Column-GECA Conduit II"

------------------------------------------------------------------------------------------------------------------------

                 Alliance Loans - 4 properties located in Texas and 1 in Florida
                 Multifamily

                 o    LTV: 78.4%

                 o    DSCR: 1.30x

                 o    Cut-off Date Balance: $48,831,350 (3.9%)

                 The Alliance Loans are secured by mortgages on the fee simple interests in five multifamily rental properties. All properties are cross-collateralized and cross-defaulted.

                 The subject properties' amenities include tennis courts, pools, parking, laundry facilities, on-site management office and fitness centers. In general, the properties are 94.1% occupied.

                 Principals of the borrower, Alliance Holdings, include Andrew Schor and Steven Ivankovich. The borrowers are affiliated with Alliance, a privately owned real estate investment, development, and finance firm concentrated in the multifamily housing business. Alliance and its affiliates own interests in and manages more than 24,000 units throughout Texas, in the Midwest and along the Eastern Seaboard from Virginia to Florida.

                 Property Name                 City      State      Units    Year Built/Renovated  Allocated Loan Amount
                 -------------                 ----      -----      -----    --------------------  ---------------------

                 Westchase Ranch Apartments    Houston     TX         776          1977/1994             $22,529,265
                 Westwood Village Apartments   Irving      TX         320          1983/1996             $10,387,667
                 Normandy Woods Apartments     Houston     TX         268          1981/1997             $ 7,111,557
                 Savoy Manor Apartments        Houston     TX         192          1980/1997             $ 5,193,833
                 San Marin Apartments          Tampa       FL         193          1972/1997             $ 3,609,027
                                                                    -----                                -----------
                                                                    1,749                                $48,831,349
------------------------------------------------------------------------------------------------------------------------

================================================================================
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
================================================================================

        DLJCMC Series 1999-CG1 Collateral Pool Summary

Mortgage Loan Characteristics                                                   Mortgaged Properties Characteristics
-----------------------------                                                   ------------------------------------
Number of Loans:                                         279                    Wtd. Avg. U/W DSCR:                         1.39 x
Original Balance:                                   $1,256,207,294              Wtd. Avg. Cut-off Date LTV:                 73.2%
Cut-off Date Balance (1):                           $1,252,685,456              Wtd. Avg. Maturity/ARD LTV (3):             62.6%
Average Cut-off Date Balance:                           $4,489,912
                                                                                Wtd. Avg. Year Built/Renovated (4):          1988
                                                                                Number of States (5):                         37
Wtd. Avg. Mortgage Rate:                               7.317%
Wtd. Avg. Original Amort Term (Months) (2):              345
Wtd. Avg. Original Term to Maturity (Months):            125
Wtd. Avg. Seasoning (Months):                             3


Top 5 States/Property Types:

                                                      Percentage of                                                    Percentage of
                           Number     Cut-off Date    Initial Pool                         Number      Cut-off Date     Initial Pool
#  State                  of Loans     Balance (1)      Balance        #  Property Type   of Loans      Balance (1)       Balance
-------------------------------------------------------------------    -------------------------------------------------------------
1  Texas                     53       $247,283,354       19.7%         1  Multifamily        107      $  455,089,577       36.3%
2  California                43        169,156,706       13.5%         2  Retail              59         310,401,887       24.8%
3  Florida                   19        123,548,452        9.9%         3  Hotel               26         116,339,043        9.3%
4  Michigan                  17         59,538,902        4.8%         4  Office              24         110,681,155        8.8%
5  Tennessee                  2         45,946,295        3.7%         5  Mixed Use           18         103,267,224        8.2%
                            ----------------------------------                               -----------------------------------
Total/Weighted Average:     134       $645,473,709       51.5%                               234      $1,095,778,886       87.5%
                            ==================================                               ===================================


Top 5 Mortgage Loans:

                                                                                              Percentage of
                                                   Property                   Cut-off Date     Initial Pool     Appraised
#  Property Name                                     Type           State      Balance (1)       Balance          Value
---------------------------------------------------------------------------------------------------------------------------
1  Winston Loan                          (7)         Hotel         Various     $ 70,750,763       5.6%        $ 162,120,000
2  Swerdlow Loans                        (8)     Retail/Office        FL         63,806,653       5.1%           80,900,000
3  Alliance Loans                        (9)      Multifamily      Various       48,831,350       3.9%           62,250,000
4  Country Squire Apartments - South              Multifamily         TN         30,446,295       2.4%           39,000,000
5  American Real Estate Loans            (10)  Industrial/Office   Various       29,312,901       2.3%           36,750,000
                                                                               ---------------------------------------------
Total/Weighted Average:                                                        $243,147,962      19.4%        $ 381,020,000
                                                                               =============================================


                                    Cut-off Date                                              Year Built/
#  Property Name                      LTV Ratio         U/W NCF (6)           U/W DSCR       Renovated (4)
----------------------------------------------------------------------------------------------------------
1  Winston Loan                         43.6%       $15,792,040               2.54 x             1996
2  Swerdlow Loans                       78.9%         7,170,684               1.25               1994
3  Alliance Loans                       78.4%         5,184,610               1.30               1995
4  Country Squire Apartments - South    78.1%         3,008,930               1.28               1987
5  American Real Estate Loans           79.8%         3,468,939               1.40               1991
                                       -------------------------------------------------------------------
Total/Weighted Average:                 68.5%       $34,625,203               1.66 x             1994
                                       ===================================================================

(1)  Assumes a Cut-off Date of March 1, 1999.

(2) Excludes Mortgage Loans that require payment of interest only until maturity.

(3) At maturity with respect to Balloon Loans, Fully Amortizing Loans or at the ARD in the case of ARD Loans. There can be no assurance that the value of any particular Mortgaged Property will not have declined from the original appraised value. Weighted Average, Maximum and Minimum presented are calculated without regard to any Fully Amortizing Loans.

(4) Year Built/Renovated denotes the later of the Year Built or the Year Renovated.

(5)  Includes the District of Columbia.

(6) U/W NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(7) The Mortgage Loans secured by Hampton Inn - Elmsford, Quality Suites - Charleston, Courtyard by Marriott - Ann Arbor, Residence Inn - Phoenix, Homewood Suites - Cary, Hampton Inn & Suites - Gwinnett, Hampton Inn - Raleigh, Comfort Suites - Orlando, Hampton Inn - Perimeter, Hampton Inn - Charlotte, NC, Courtyard by Marriott - Wilmington, Hampton Inn - West Springfield, Homewood Suites - Clear Lake and Comfort Inn - Charleston, respectively, are cross-collateralized and cross-defaulted.

(8) The Mortgage Loans secured by Kendale Lakes Plaza, Cypress Creek Station and Oakwood Business Center, respectively, are cross-collateralized and cross-defaulted.

(9) The Mortgage Loans secured by Westchase Ranch Apartments, Westwood Village Apartments, Normandy Woods Apartments, Savoy Manor Apartments and San Marin Apartments, respectively, are cross-collateralized and cross-defaulted.

(10) The Mortgage Loans secured by 2294 Molly Pitcher Highway, 5015 Campuswood Drive, 5010 Campuswood Drive and 5009 Campuswood Drive, respectively, are cross-collateralized and cross-defaulted.

               Managers and Location of the Mortgaged Properties


 #   Property Name                                           Manager
 -   -------------                                           -------
 1   Hampton Inn - Elmsford  (1A)                            Meristar Hotel & Resorts, Inc.
 2   Quality Suites - Charleston  (1A)                       Meristar Hotel & Resorts, Inc.
 3   Courtyard by Marriott - Ann Arbor   (1A)                Meristar Hotel & Resorts, Inc.
 4   Residence Inn - Phoenix  (1A)                           Meristar Hotel & Resorts, Inc.
 5   Homewood Suites - Cary  (1A)                            Meristar Hotel & Resorts, Inc.
 6   Hampton Inn & Suites - Gwinnett  (1A)                   Meristar Hotel & Resorts, Inc.
 7   Hampton Inn - Raleigh  (1A)                             Meristar Hotel & Resorts, Inc.
 8   Comfort Suites - Orlando  (1A)                          Meristar Hotel & Resorts, Inc.
 9   Hampton Inn - Perimeter  (1A)                           Meristar Hotel & Resorts, Inc.
 10  Hampton Inn - Charlotte, NC  (1A)                       Meristar Hotel & Resorts, Inc.
 11  Courtyard by Marriott - Wilmington  (1A)                Meristar Hotel & Resorts, Inc.
 12  Hampton Inn - West Springfield  (1A)                    Meristar Hotel & Resorts, Inc.
 13  Homewood Suites - Clear Lake  (1A)                      Meristar Hotel & Resorts, Inc.
 14  Comfort Inn - Charleston  (1A)                          Meristar Hotel & Resorts, Inc.
 15  Kendale Lakes Plaza  (1B)                               SREG Operating Limited Partnership
 16  Cypress Creek Station  (1B)                             SREG Operating Limited Partnership
 17  Oakwood Business Center  (1B)                           SREG Operating Limited Partnership
 18  Westchase Ranch Apartments  (1C)                        Alliance Residential Management, LLC
 19  Westwood Village Apartments  (1C)                       Alliance Residential Management, LLC
 20  Normandy Woods Apartments  (1C)                         Alliance Residential Management, LLC
 21  Savoy Manor Apartments  (1C)                            Alliance Residential Management, LLC
 22  San Marin Apartments  (1C)                              Alliance Residential Management, LLC
 23  Country Squire Apartments - South                       Fogelman Management Group
 24  2294 Molly Pitcher Highway  (1D)                        American Real Estate Management, Inc.
 25  5015 Campuswood Drive  (1D)                             American Real Estate Management, Inc.
 26  5010 Campuswood Drive  (1D)                             American Real Estate Management, Inc.
 27  5009 Campuswood Drive  (1D)                             American Real Estate Management, Inc.
 28  Fair Lakes Promenade                                    H/P Management, L.P.
 29  Keller Oaks Apartments  (1E)                            Jupiter Realty Corporation
 30  Sycamore Hill Apartments  (1E)                          Jupiter Realty Corporation
 31  Clarendon Apartments  (1E)                              Jupiter Realty Corporation
 32  Woodchase Condominiums  (1E)                            Jupiter Realty Corporation
 33  Dallas Design Center Roll-Up  (2)                       Crow Design Centers, Ltd.
 34  Assembly Square Office Building                         R. D. Management Corp.
 35  Spicetree Apartments                                    Hall Apartment Management
 36  Lamplighter Mobile Home Park                            Owner Managed
 37  White Station Tower                                     Trammell Crow Company
 38  Holiday Inn New Orleans Veterans                        Bray & Gillespie, Inc.
 39  The Links at Bixby                                      Lindsey Management Company
 40  Southwood Apartments                                    Intervest Resources, Inc.
 41  The Shoppes at Longwood                                 R.J. Waters & Associates, Inc.
 42  Pines of Westbury                                       The Pines Management Group
 43  Edentree Apartments                                     Hall Apartment Management
 44  Becker Village Mall                                     Brookhill Management Corp.
 45  Tiffany Square                                          TMP Management, Inc.
 46  The Mint Apartments                                     Barry S. Nussbaum Company
 47  River Park Shopping Center                              Select Properties
 48  Rancho Destino Apartments                               Juliet Property Company
 49  Conestoga Mobile Home Park                              Thomas J. Horner Real Estate
 50  Huntington Chase Apartments                             Landsouth
 51  Parkshore Centre Office Building                        Durlach Corporation
 52  Kenwood Pavilion                                        Jeffrey R. Anderson Real Estate, Inc.
 53  Newsome Park Apartments                                 Great Atlantic Company
 54  Princeton Court Apartments  (1F)                        Princeton Properties
 55  Pinewood Estates Apartments  (1F)                       Princeton Properties
 56  Arbor Court Apartments  (1F)                            Princeton Properties
 57  U-Store of Brighton Self Storage Facility  (1G)         North LLC
 58  U-Store of South Lyon Self Storage Facility  (1G)       North LLC
 59  U-Store of Saline Self Storage Facility  (1G)           North LLC
 60  U-Store of Davison Self Storage Facility  (1G)          North LLC
 61  U-Store of Holly Self Storage Facility  (1G)            North LLC
 62  U-Store of Jackson Self Storage Facility  (1G)          North LLC
 63  Birches Apartments                                      Sigma Management


 #   Property Name                                           Address
 -   -------------                                           -------
 1   Hampton Inn - Elmsford  (1A)                            200 Tarrytown Road
 2   Quality Suites - Charleston  (1A)                       5224 N. Arco Ln
 3   Courtyard by Marriott - Ann Arbor   (1A)                3205 Boardwalk
 4   Residence Inn - Phoenix  (1A)                           8242 N. Black Canyon
 5   Homewood Suites - Cary  (1A)                            100 MacAlyson Ct.
 6   Hampton Inn & Suites - Gwinnett  (1A)                   1725 Pineland Rd.
 7   Hampton Inn - Raleigh  (1A)                             6209 Glenwood Drive
 8   Comfort Suites - Orlando  (1A)                          9350 Turkey Ln
 9   Hampton Inn - Perimeter  (1A)                           769 Hammond Drive
 10  Hampton Inn - Charlotte, NC  (1A)                       8419 N. Tyron St
 11  Courtyard by Marriott - Wilmington  (1A)                151 Van Kampen Blvd.
 12  Hampton Inn - West Springfield  (1A)                    1011 Riverdale St.
 13  Homewood Suites - Clear Lake  (1A)                      401 Bay Area Blvd.
 14  Comfort Inn - Charleston  (1A)                          144 Bee Street
 15  Kendale Lakes Plaza  (1B)                               14091 North Kendall Drive (Southwest 88th Street)
 16  Cypress Creek Station  (1B)                             N/W/C Cypress Creek Road & North Andrews Avenue
 17  Oakwood Business Center  (1B)                           Various
 18  Westchase Ranch Apartments  (1C)                        2101 Hayes
 19  Westwood Village Apartments  (1C)                       4310 W. Northgate Drive
 20  Normandy Woods Apartments  (1C)                         695 Normandy Drive
 21  Savoy Manor Apartments  (1C)                            5915 Flintock Drive
 22  San Marin Apartments  (1C)                              3501 W. Waters Avenue
 23  Country Squire Apartments - South                       8056 Country Squire Lane
 24  2294 Molly Pitcher Highway  (1D)                        2294 Molly Pitcher Highway
 25  5015 Campuswood Drive  (1D)                             5015 Campuswood Drive
 26  5010 Campuswood Drive  (1D)                             5010 Campuswood Drive
 27  5009 Campuswood Drive  (1D)                             5009 Campuswood Drive
 28  Fair Lakes Promenade                                    12169-12249 Fair Lakes Parkway
 29  Keller Oaks Apartments  (1E)                            2121 Marsh Lane
 30  Sycamore Hill Apartments  (1E)                          7500 South Hulen St.
 31  Clarendon Apartments  (1E)                              3800 N. Beltline Rd.
 32  Woodchase Condominiums  (1E)                            4060 N. Beltline Rd.
 33  Dallas Design Center Roll-Up  (2)                       Various
 34  Assembly Square Office Building                         5 Middlesex Avenue
 35  Spicetree Apartments                                    4854 Washtenaw Avenue
 36  Lamplighter Mobile Home Park                            4201 North First Street
 37  White Station Tower                                     5050 Poplar Avenue
 38  Holiday Inn New Orleans Veterans                        6401 Veterans Boulevard
 39  The Links at Bixby                                      11500 Links Court/11500 Block of South Memorial
 40  Southwood Apartments                                    5601 Paramount Blvd.
 41  The Shoppes at Longwood                                 823-883 E. Baltimore Pike
 42  Pines of Westbury                                       12500 - 12600 Dunlap
 43  Edentree Apartments                                     1721 E. Frankford Rd.
 44  Becker Village Mall                                     Becker Drive & East 10th Street
 45  Tiffany Square                                          6805 Corporate Drive
 46  The Mint Apartments                                     6700 Dairy Ashford Road
 47  River Park Shopping Center                              4240 East Judge Perez Rd.
 48  Rancho Destino Apartments                               4355 S. Durango Drive
 49  Conestoga Mobile Home Park                              1199 East Santa Fe
 50  Huntington Chase Apartments                             1010 S. Houston Lake Boulevard
 51  Parkshore Centre Office Building                        1 Poston Road
 52  Kenwood Pavilion                                        8115-8133 Montgomery Rd.
 53  Newsome Park Apartments                                 4801 Marshall Avenue
 54  Princeton Court Apartments  (1F)                        31 Andrew Street
 55  Pinewood Estates Apartments  (1F)                       135 English Village Rd.
 56  Arbor Court Apartments  (1F)                            37 Hosmer Street
 57  U-Store of Brighton Self Storage Facility  (1G)         5850 Whitmore Lake Dr.
 58  U-Store of South Lyon Self Storage Facility  (1G)       271 Lottie St.
 59  U-Store of Saline Self Storage Facility  (1G)           1145 Industrial Park Dr.
 60  U-Store of Davison Self Storage Facility  (1G)          10026 Lapeer Rd.
 61  U-Store of Holly Self Storage Facility  (1G)            4228 Grange Hall Rd.
 62  U-Store of Jackson Self Storage Facility  (1G)          155 N. Dettman
 63  Birches Apartments                                      195 Fries Mill Rd.

                                                                                                                              Zip
 #   Property Name                                           City                     County                     State       Code
 -   -------------                                           ----                     ------                     -----       ----
 1   Hampton Inn - Elmsford  (1A)                            Elmsford                 Westchester                 NY         10523
 2   Quality Suites - Charleston  (1A)                       Charleston               Charleston                  SC         29418
 3   Courtyard by Marriott - Ann Arbor   (1A)                Ann Arbor                Washtenaw                   MI         48108
 4   Residence Inn - Phoenix  (1A)                           Phoenix                  Maricopa                    AZ         85051
 5   Homewood Suites - Cary  (1A)                            Cary                     Wake                        NC         27511
 6   Hampton Inn & Suites - Gwinnett  (1A)                   Duluth                   Gwinnett                    GA         30136
 7   Hampton Inn - Raleigh  (1A)                             Raleigh                  Wake                        NC         27612
 8   Comfort Suites - Orlando  (1A)                          Orlando                  Orange                      FL         32819
 9   Hampton Inn - Perimeter  (1A)                           Atlanta                  Fulton                      GA         30136
 10  Hampton Inn - Charlotte, NC  (1A)                       Charlotte                Mecklenburg                 NC         28262
 11  Courtyard by Marriott - Wilmington  (1A)                Wilmington               New Hanover                 NC         28403
 12  Hampton Inn - West Springfield  (1A)                    West Springfield         Hampden                     MA         01089
 13  Homewood Suites - Clear Lake  (1A)                      Houston                  Harris                      TX         77058
 14  Comfort Inn - Charleston  (1A)                          Charleston               Charleston                  SC         29401
 15  Kendale Lakes Plaza  (1B)                               West Kendall             Miami-Dade                  FL         33426
 16  Cypress Creek Station  (1B)                             Fort Lauderdale          Broward                     FL         33309
 17  Oakwood Business Center  (1B)                           Hollywood                Broward                     FL         33020
 18  Westchase Ranch Apartments  (1C)                        Houston                  Harris                      TX         77077
 19  Westwood Village Apartments  (1C)                       Irving                   Dallas                      TX         75062
 20  Normandy Woods Apartments  (1C)                         Houston                  Harris                      TX         77015
 21  Savoy Manor Apartments  (1C)                            Houston                  Harris                      TX         77040
 22  San Marin Apartments  (1C)                              Tampa                    Hillsborough                FL         33614
 23  Country Squire Apartments - South                       Cordova                  Shelby                      TN         38018
 24  2294 Molly Pitcher Highway  (1D)                        Chambersburg             Franklin                    PA         17201
 25  5015 Campuswood Drive  (1D)                             East Syracuse            Onondaga                    NY         13057
 26  5010 Campuswood Drive  (1D)                             East Syracuse            Onondaga                    NY         13057
 27  5009 Campuswood Drive  (1D)                             East Syracuse            Onondaga                    NY         13057
 28  Fair Lakes Promenade                                    Fair Oaks                Fairfax                     VA         22033
 29  Keller Oaks Apartments  (1E)                            Carrollton               Dallas                      TX         75006
 30  Sycamore Hill Apartments  (1E)                          Fort Worth               Tarrant                     TX         76054
 31  Clarendon Apartments  (1E)                              Irving                   Dallas                      TX         75038
 32  Woodchase Condominiums  (1E)                            Irving                   Dallas                      TX         75038
 33  Dallas Design Center Roll-Up  (2)                       Dallas                   Dallas                      TX         75207
 34  Assembly Square Office Building                         Somerville               Middlesex                   MA         02145
 35  Spicetree Apartments                                    Ann Arbor                Washtenaw                   MI         48108
 36  Lamplighter Mobile Home Park                            San Jose                 Santa Clara                 CA         95134
 37  White Station Tower                                     Memphis                  Shelby                      TN         38157
 38  Holiday Inn New Orleans Veterans                        Metairie                 Jefferson                   LA         70003
 39  The Links at Bixby                                      Bixby                    Tulsa                       OK         74008
 40  Southwood Apartments                                    Long Beach               Los Angeles                 CA         90805
 41  The Shoppes at Longwood                                 Kennett Square           Chester                     PA         19348
 42  Pines of Westbury                                       Houston                  Harris                      TX         77035
 43  Edentree Apartments                                     Carrollton               Denton                      TX         75007
 44  Becker Village Mall                                     Roanoke Rapids           Halifax                     NC         27870
 45  Tiffany Square                                          Colorado Springs         El Paso                     CO         80919
 46  The Mint Apartments                                     Houston                  Harris                      TX         77072
 47  River Park Shopping Center                              Mereaux                  St. Bernard Parish          LA         70075
 48  Rancho Destino Apartments                               Las Vegas                Clark                       NV         89117
 49  Conestoga Mobile Home Park                              Gardner                  Johnson                     KS         66030
 50  Huntington Chase Apartments                             Warner Robins            Houston                     GA         31088
 51  Parkshore Centre Office Building                        Charleston               Charleston                  SC         29407
 52  Kenwood Pavilion                                        Cincinnati               Hamilton                    OH         45242
 53  Newsome Park Apartments                                 Newport News             None                        VA         23607
 54  Princeton Court Apartments  (1F)                        Manchester               Hillsborough                NH         03104
 55  Pinewood Estates Apartments  (1F)                       Manchester               Hillsborough                NH         03102
 56  Arbor Court Apartments  (1F)                            Marlborough              Middlesex                   MA         01752
 57  U-Store of Brighton Self Storage Facility  (1G)         Brighton                 Livingston                  MI         48116
 58  U-Store of South Lyon Self Storage Facility  (1G)       South Lyon               Oakland                     MI         48178
 59  U-Store of Saline Self Storage Facility  (1G)           Saline                   Washtenaw                   MI         48176
 60  U-Store of Davison Self Storage Facility  (1G)          Davison                  Genesee                     MI         48423
 61  U-Store of Holly Self Storage Facility  (1G)            Holly                    Oakland                     MI         48442
 62  U-Store of Jackson Self Storage Facility  (1G)          Jackson                  Jackson                     MI         49202
 63  Birches Apartments                                      Washington Township      Gloucester                  NJ         08012

               Managers and Location of the Mortgaged Properties


 #   Property Name                                           Manager
 -   -------------                                           -------
 64  Hollywood Plaza                                         Westport Realty, Inc.
 65  50-60 Worcester Rd.                                     A & C Associates, Inc.
 66  Mahwah Business Park                                    Owner Managed
 67  Silvernail Shopping Center                              Marlin Properties, Inc.
 68  Tech Center 29 Office/Warehouse Complex                 Cambridge Asset Advisors Limited Partnership
 69  Centre North Shopping Center                            Centre Properties Management
 70  Cranbrook Centre Apartments  (1H)                       Amurcon Corporation
 71  Cranbrook Centre Office Buildings  (1H)                 Amurcon Corporation
 72  Lubbock Shopping Parkade                                Richmond Realty LLC
 73  Marin Club Apartments                                   PMG Real Estate Management and Consulting
 74  Prunedale Center                                        Greg Burch
 75  Lamplighter Ontario MHP                                 Morgan Properties, Inc.
 76  Marycrest Shopping Center  (3)                          Infinity Property Management, Corp.
 77  Elm Plaza Shopping Center                               Owner Managed
 78  Century Plaza East                                      Triple Net Properties, LLC
 79  Keller Springs Tech Center                              Today Management, Inc.
 80  Mobile Gardens/Holly View Mobile Home Park  (1I)        K.D.M. Development Corporation
 81  Stony Chase/Rock Creek Mobile Home Park  (1I)           K.D.M. Development Corporation
 82  Briarwood Manor  (1I)                                   K.D.M. Development Corporation
 83  Tierra Verde Marine Center                              TPA Resorts, Inc.
 84  Aurora Square                                           ACF Property Management, Inc.
 85  Merchant's Square  (4)                                  Infinity Property Management, Corp.
 86  Northwood Hills Shopping Center                         Sabre Realty Management, Inc.
 87  36th Street Office Center                               Eenhoorn, LLC
 88  Fifth Avenue Apartments                                 Anterra Management Corporation
 89  The Watermill Apartments                                BMS Management, Inc.
 90  Brooks Corner                                           Owner Managed
 91  Hollywood Ardmore Apartments                            David N. Schultz, Inc.
 92  Chasewood Apartments                                    Hall Apartment Management
 93  Kingsgate North                                         Graco Real Estate Development, Inc.
 94  Fairfield Suites Pittsburgh/Airport                     Concord Hospitality Enterprises, Inc.
 95  Seatree Apartments                                      Hall Apartment Management
 96  All Aboard Mini Storage - Alhambra                      Management Enterprises, Inc.
 97  West Century Center                                     PlazaCorp Realty Advisors, Inc.
 98  Universal Plaza                                         Rubin Pikus Associates, LP
 99  Crestview Market Place                                  Gulf Land, LLC
100  New Franklin Apartments                                 Dube & Cabral Investments
101  Windjammer Apartments                                   JMG Realty, Inc.
102  Woodlake Village Apartments                             SJS Enterprises
103  Comfort Inn - Hopewell, VA                              Sky Management, Inc.
104  Linens N Things                                         Clinton International Group
105  The Woods Apartments                                    JRD Management Corporation
106  Moonlight Garden Apartments                             Cove Properties
107  Sagamore Court Apartments                               Forest Properties Management, Inc.
108  Carriage Hill Apartments                                Capital Investment Group, Inc.
109  Dowling Office Building                                 R. D. Management Corp.
110  Main Street Plaza Shopping Center                       KMI Real Estate Group, Inc.
111  Friendship Crossing Apartments                          CIH Uplands, L.P.
112  Spruce Properties  (1J)                                 Oak Grove Realty Services, Inc.
113  Oak Grove Apartments  (1J)                              Oak Grove Realty Services, Inc.
114  Aldrich Apartments  (1J)                                Oak Grove Realty Services, Inc.
115  One Bellemead Center                                    U.L. Coleman Companies
116  Denver Tech Center #30                                  ACF Property Management, Inc.
117  Preston Racquet Club Condominiums and Apartments        Leaders Property Management
118  Sand Lake Apartments                                    A & M Properties, Inc.
119  Mobile Estate Mobile Home Park                          Horizon Management Co.
120  Colonia Shopping Center                                 Rosen Associates Management Corp.
121  Vista Ridge Center III                                  Strode Property Company
122  Parkside East Apartments                                Realty Management Services Inc.
123  Northpark Village                                       GRACO Real Estate Development, Inc.
124  Breakers Apartments                                     First Lake Properties, Inc.
125  Picnic Lawn Apartments                                  Brandon M. Burress
126  32nd Street and McDowell Road Shopping Center           Eagle Property Management, Inc.


 #   Property Name                                           Address
 -   -------------                                           -------
 64  Hollywood Plaza                                         4627-4641 Santa Monica Blvd. & 1100-1134 N. Vermont Ave.
 65  50-60 Worcester Rd.                                     50-60 Worcester Rd.
 66  Mahwah Business Park                                    Ramapo Valley Road
 67  Silvernail Shopping Center                              1900 Silvernail Rd.
 68  Tech Center 29 Office/Warehouse Complex                 12120 and 12140 Industrial Parkway
 69  Centre North Shopping Center                            8600 East 96th Street
 70  Cranbrook Centre Apartments  (1H)                       18333 South Drive
 71  Cranbrook Centre Office Buildings  (1H)                 30161, 30215, 30233 Southfield Road
 72  Lubbock Shopping Parkade                                7020 Quaker Avenue
 73  Marin Club Apartments                                   2261 West Valley Blvd
 74  Prunedale Center                                        7915-8093 San Miguel Canyon Rd. & 17760-17880 Moro Rd.
 75  Lamplighter Ontario MHP                                 2139 East Fourth Street
 76  Marycrest Shopping Center  (3)                          2126 West Jefferson Street
 77  Elm Plaza Shopping Center                               338 Main Street
 78  Century Plaza East                                      1790-1884 Avenue J
 79  Keller Springs Tech Center                              3220 Keller Springs Rd.
 80  Mobile Gardens/Holly View Mobile Home Park  (1I)        601 N. Dual Highway & 1020 Brickyard Rd. / 1030 Brickyard Rd.
 81  Stony Chase/Rock Creek Mobile Home Park  (1I)           ES Bouchelle Rd.
 82  Briarwood Manor  (1I)                                   Trussum Pond Rd.
 83  Tierra Verde Marine Center                              100 Pinellas Bayway
 84  Aurora Square                                           15801-15925 Westminister Way North
 85  Merchant's Square  (4)                                  7195 Highway 85
 86  Northwood Hills Shopping Center                         8010-8152 Spring Valley Rd.
 87  36th Street Office Center                               5251-3 36th Street
 88  Fifth Avenue Apartments                                 11530 Vance Jackson Rd.
 89  The Watermill Apartments                                6505 Westheimer Road
 90  Brooks Corner                                           136 Main Street
 91  Hollywood Ardmore Apartments                            1850 Whitley Avenue
 92  Chasewood Apartments                                    3420 South Coulter
 93  Kingsgate North                                         4010-4230 82nd Street
 94  Fairfield Suites Pittsburgh/Airport                     239 Summit Park Drive
 95  Seatree Apartments                                      2800 Nasa Rd 1
 96  All Aboard Mini Storage - Alhambra                      2000 West Mission Rd.
 97  West Century Center                                     5015-5063 West Main Street
 98  Universal Plaza                                         2533-2793 NW 79th Avenue
 99  Crestview Market Place                                  1308-1334 North Ferndon Blvd. (Hwy 85)
100  New Franklin Apartments                                 Various
101  Windjammer Apartments                                   950 F.M. 1959
102  Woodlake Village Apartments                             5080 Westerville Road
103  Comfort Inn - Hopewell, VA                              5380 Oaklawn Boulevard (VSH 36)
104  Linens N Things                                         U.S. Highway 441 at Glades Rd.
105  The Woods Apartments                                    2375 NE 173rd Street
106  Moonlight Garden Apartments                             12227 Osborne Place
107  Sagamore Court Apartments                               555-567 Sagamore Avenue
108  Carriage Hill Apartments                                935 - 1385 Carraige Hill Lane
109  Dowling Office Building                                 6-22 Pleasant Street
110  Main Street Plaza Shopping Center                       701-725 East Main Street
111  Friendship Crossing Apartments                          17 - 127 Galveston St.
112  Spruce Properties  (1J)                                 116 Oak Grove Street & 1400-1408 Spruce Place
113  Oak Grove Apartments  (1J)                              225, 227, and 233 Oak Grove St.
114  Aldrich Apartments  (1J)                                1926, 1928, 1930, 1934, and 1936 Aldrich Ave.
115  One Bellemead Center                                    6425 Youree Drive
116  Denver Tech Center #30                                  8301 East Prentice Ave
117  Preston Racquet Club Condominiums and Apartments        5840 Spring Valley Rd.
118  Sand Lake Apartments                                    1302 Coopers Town Ct.
119  Mobile Estate Mobile Home Park                          16745 SE Division Street
120  Colonia Shopping Center                                 1250 Lincoln Highway
121  Vista Ridge Center III                                  2417 South Stemmons Freeway
122  Parkside East Apartments                                710 Roeder Rd.
123  Northpark Village                                       401 Slide Rd.
124  Breakers Apartments                                     1309 Lake Avenue
125  Picnic Lawn Apartments                                  24137 Stateline Rd.
126  32nd Street and McDowell Road Shopping Center           3205-3297 E. McDowell Rd.

                                                                                                                             Zip
 #   Property Name                                           City                     County                     State       Code
 -   -------------                                           ----                     ------                     -----       ----
 64  Hollywood Plaza                                         Los Angeles              Los Angeles                 CA          90029
 65  50-60 Worcester Rd.                                     Framingham               Middlesex                   MA          01701
 66  Mahwah Business Park                                    Mahwah                   Bergen                      NJ          07430
 67  Silvernail Shopping Center                              Waukesha                 Milwaukee                   WI          53072
 68  Tech Center 29 Office/Warehouse Complex                 Silver Spring            Montgomery                  MD          20904
 69  Centre North Shopping Center                            Fishers                  Hamilton                    IN          46038
 70  Cranbrook Centre Apartments  (1H)                       Southfield               Oakland                     MI          48076
 71  Cranbrook Centre Office Buildings  (1H)                 Southfield               Oakland                     MI          48076
 72  Lubbock Shopping Parkade                                Lubbock                  Lubbock                     TX          79424
 73  Marin Club Apartments                                   Pomona                   Los Angeles                 CA          91768
 74  Prunedale Center                                        Prunedale                Monterey                    CA          93901
 75  Lamplighter Ontario MHP                                 Ontario                  Riverside                   CA          91764
 76  Marycrest Shopping Center  (3)                          Joliet                   Will                        IL          60435
 77  Elm Plaza Shopping Center                               Waterville               Kennebec                    ME          04901
 78  Century Plaza East                                      Lancaster                Los Angeles                 CA          93535
 79  Keller Springs Tech Center                              Carrollton               Dallas                      TX          75006
 80  Mobile Gardens/Holly View Mobile Home Park  (1I)        Seaford Hundred          Sussex                      DE          19973
 81  Stony Chase/Rock Creek Mobile Home Park  (1I)           Elkton                   Cecil                       MD          21921
 82  Briarwood Manor  (1I)                                   Little Creek Hundred     Sussex                      DE          19956
 83  Tierra Verde Marine Center                              Tierra Verde             Pinellas                    FL          33715
 84  Aurora Square                                           Seattle                  King                        WA          98133
 85  Merchant's Square  (4)                                  Riverdale                Clayton                     GA          30274
 86  Northwood Hills Shopping Center                         Dallas                   Dallas                      TX          75240
 87  36th Street Office Center                               Grand Rapids             Kent                        MI          60521
 88  Fifth Avenue Apartments                                 San Antonio              Bexar                       TX          75230
 89  The Watermill Apartments                                Houston                  Harris                      TX          77057
 90  Brooks Corner                                           Westport                 Fairfield                   CT          06880
 91  Hollywood Ardmore Apartments                            Los Angeles              Los Angeles                 CA          90028
 92  Chasewood Apartments                                    Amarillo                 Randall                     TX          79109
 93  Kingsgate North                                         Lubbock                  Lubbock                     TX          79423
 94  Fairfield Suites Pittsburgh/Airport                     Pittsburgh               Allegheny                   PA          15275
 95  Seatree Apartments                                      Seabrook                 Harris                      TX          77586
 96  All Aboard Mini Storage - Alhambra                      Alhambra                 Los Angeles                 CA          91803
 97  West Century Center                                     Oshtemo Township         Kalamazoo                   MI          49009
 98  Universal Plaza                                         Miami                    Dade                        FL          33122
 99  Crestview Market Place                                  Crestview                Okaloosa                    FL          32536
100  New Franklin Apartments                                 Franklin/Tilton          Belknap/Merrimack           NH         Various
101  Windjammer Apartments                                   Houston                  Harris                      TX          77034
102  Woodlake Village Apartments                             Columbus                 Franklin                    OH          43081
103  Comfort Inn - Hopewell, VA                              Hopewell                 Price George                VA          23875
104  Linens N Things                                         Boca Raton               Palm Beach                  FL          33428
105  The Woods Apartments                                    North Miami Beach        Dade                        FL          33160
106  Moonlight Garden Apartments                             Pacoima                  Los Angeles                 CA          91331
107  Sagamore Court Apartments                               Portsmouth               Rockingham                  NH          03801
108  Carriage Hill Apartments                                Hamilton                 Butler                      OH          45013
109  Dowling Office Building                                 Malden                   Middlesex                   MA          02148
110  Main Street Plaza Shopping Center                       Alhambra                 Los Angeles                 CA          91801
111  Friendship Crossing Apartments                          Washington               District of Columbia        DC          20032
112  Spruce Properties  (1J)                                 Minneapolis              Hennepin                    MN          55403
113  Oak Grove Apartments  (1J)                              Minneapolis              Hennepin                    MN          55403
114  Aldrich Apartments  (1J)                                Minneapolis              Hennepin                    MN          55403
115  One Bellemead Center                                    Shreveport               Caddo                       LA          71105
116  Denver Tech Center #30                                  Englewood (Denver)       Arapahoe                    CO          80111
117  Preston Racquet Club Condominiums and Apartments        Dallas                   Dallas                      TX          75240
118  Sand Lake Apartments                                    Tampa                    Hillsborough                FL          33613
119  Mobile Estate Mobile Home Park                          Portland                 Multnomah                   OR          97233
120  Colonia Shopping Center                                 Colonia                  Middlesex                   NJ          07067
121  Vista Ridge Center III                                  Lewisville               Denton                      TX          75067
122  Parkside East Apartments                                Silver Spring            Montgomery                  MD          20910
123  Northpark Village                                       Lubbock                  Lubbock                     TX          79416
124  Breakers Apartments                                     Metairie                 Jefferson                   LA          70005
125  Picnic Lawn Apartments                                  Bright                   Dearborn                    IN          47025
126  32nd Street and McDowell Road Shopping Center           Phoenix                  Maricopa                    AZ          85008

               Managers and Location of the Mortgaged Properties


 #   Property Name                                           Manager
 -   -------------                                           -------
127  Triangle Corporate Center                               American Landmark Properties
128  One West Hills Office                                   Owner Managed
129  Harper Regency Apartments                               Tri-Center Group, Inc.
130  Heritage Green Shopping Center                          Tedford Properties
131  Captain's Landing Apartments                            BH Management
132  All Aboard Mini Storage - Fremont                       Management Enterprises, Inc.
133  Century Plaza Strip Shopping Center  (1K)               Owner Managed
134  Albany Square Strip Shopping Center  (1K)               Owner Managed
135  Larrabee Complex                                        MacBride Management, Inc.
136  Cedar Garden Apartments                                 Sigma Management
137  All Aboard Mini Storage - Stanton                       Management Enterprises, Inc.
138  Windtree Apartments - Phase I                           Floyd Properties
139  Lake City Mini-Storage                                  Owner Managed
140  Huntington Mobile Estates                               Marcare Group
141  Everhart Park Shopping Center                           LandLord Resources
142  Rafael North Executive Park                             Williams Development Company
143  Westwind Estates                                        Bessire and Casenhiser, Inc.
144  Hewlett Shopping Center                                 Jonathan Austern
145  Forest Park Village                                     J. Hester Properties
146  2700 Richards Building                                  Scott C. Hannah
147  Lincoln Park Center                                     Milestone Property Management Corp.
148  Cedar Heights Apartments                                Evans Realty, Inc.
149  The North Oak Apartments                                Con Am Management
150  Arrowhead Court Apartments                              Halfpenny Management Company
151  The Citibank Building                                   Gilles Bouchacourt
152  Petco/Starbucks S/C                                     Owner Managed
153  1870 Ogden Drive                                        Insignia Commercial Group of California, Inc.
154  Woodland Park Office Building                           P & K, Inc.
155  Costa Mesa Mobile Estates                               Owner Managed
156  Tree Top Apartments                                     Floyd Properties
157  Greenville Village Mobile Home Park                     Wolff Holdings, Inc.
158  Brookwood Village                                       Regency Realty Group, Inc.
159  Rose Grove Mobile Home Park                             Dorothy E. Royce
160  Little River Shopping Center                            Rosen Associates Management Corp.
161  The Amberton Apartments                                 A&M Properties, Inc.
162  Best Western Worlds of Fun                              Pacifica Companies
163  All Aboard Mini Storage - Anaheim                       Management Enterprises, Inc.
164  Waterway Crossing Apartments                            Intersouth Management, Inc.
165  The Borders Building                                    Westheimer Properties
166  Ken-Caryl Business Center                               ACF Property Management, Inc.
167  Alta Vista Mobile Home Park                             Alta Vista Associates, LLC
168  Palm Springs Self Storage                               G.T. Kelly General Contractors, Inc.
169  Holiday Inn Express Auburn                              C & D Management, Inc.
170  Caruth Haven Retail Center                              Cencor Realty Services, Inc.
171  3456 Ridge Property                                     American Landmark Properties
172  Campus Plaza Shopping Center                            Kwok Yan Yee
173  All Aboard Mini Storage - San Gabriel                   Management Enterprises, Inc.
174  Point O' Woods Apartments                               Evans Realty
175  Williamsburg on the Lake Apartments                     Gene B. Glick Company
176  Airport Business Center                                 Margolis Company
177  Staples - Wilmington                                    Jeffrey R. Anderson Real Estate, Inc.
178  Felicita Junction                                       James Crone & Associates
179  The Bordeaux Apartments                                 Lanlord Resources, Inc.
180  High Point Village I Apartments                         Knudson Management Co.
181  Assured Self Storage Facility                           NAP
182  Staples - Valparaiso                                    Jeffrey R. Anderson Real Estate, Inc.
183  Fruitland Grove Family Park                             Community Asset Management
184  Centennial Creek Office Park                            CC Management LP
185  Park Lane Village Apartments  (1L)                      Craig A. Lane and Leon J. Parr
186  Rynearson Lane Village Apartments  (1L)                 Craig A. Lane and Leon J. Parr
187  Holiday Inn Express Ottawa                              C & D Management, Inc.
188  Ross Apartments                                         Charles and Holly Clifford
189  339 S. Ardmore Apartments                               Abra Management, Inc.


 #   Property Name                                           Address
 -   -------------                                           -------
127  Triangle Corporate Center                               1400-1538 Elmhurst Rd.
128  One West Hills Office                                   3901 South Lamar Blvd.
129  Harper Regency Apartments                               1428 N. Harper Avenue
130  Heritage Green Shopping Center                          8203 South Holly Street
131  Captain's Landing Apartments                            3102 69th Street
132  All Aboard Mini Storage - Fremont                       3560 Washington Blvd.
133  Century Plaza Strip Shopping Center  (1K)               355-385 W. Northwest Highway
134  Albany Square Strip Shopping Center  (1K)               4445 N. Pulaski Road
135  Larrabee Complex                                        100 Main Street
136  Cedar Garden Apartments                                 1030 Cedar Bridge Rd.
137  All Aboard Mini Storage - Stanton                       10741 Dale Ave.
138  Windtree Apartments - Phase I                           409 Tradewinds Dr.
139  Lake City Mini-Storage                                  3116-3136 N.E. 130th Street
140  Huntington Mobile Estates                               7652 Garfield Avenue
141  Everhart Park Shopping Center                           6601 Everhart Rd.
142  Rafael North Executive Park                             165,175, 185 North Redwood Drive
143  Westwind Estates                                        1399 Sacramento Ave.
144  Hewlett Shopping Center                                 1296-1318 Broadway
145  Forest Park Village                                     3423 Forest Lane
146  2700 Richards Building                                  2700 Richards Rd.
147  Lincoln Park Center                                     6800 Stirling Rd.
148  Cedar Heights Apartments                                2600 N. Denton Rd.
149  The North Oak Apartments                                225 Aldine Bender
150  Arrowhead Court Apartments                              700 Cherry Tree Rd.
151  The Citibank Building                                   225-255 East Dania Beach Blvd.
152  Petco/Starbucks S/C                                     12800-12824 Ventura Boulevard
153  1870 Ogden Drive                                        1868-1870 Ogden Drive
154  Woodland Park Office Building                           21731 Ventura Boulevard
155  Costa Mesa Mobile Estates                               327 West Wilson Street
156  Tree Top Apartments                                     910-C Greenleaf Drive
157  Greenville Village Mobile Home Park                     6509 Greenville Loop Road
158  Brookwood Village                                       1923 - 1943 Peachtree Rd.
159  Rose Grove Mobile Home Park                             3839 Pacific Ave.
160  Little River Shopping Center                            1699 Highway 17
161  The Amberton Apartments                                 1550 University Woods Place
162  Best Western Worlds of Fun                              7100 NE Parvin Rd.
163  All Aboard Mini Storage - Anaheim                       1705 S. State College Blvd.
164  Waterway Crossing Apartments                            685 Burcale Rd.
165  The Borders Building                                    9633 Westheimer Rd.
166  Ken-Caryl Business Center                               10499 & 10579 W. Bradford & 10394 W. Chatfield Ave.
167  Alta Vista Mobile Home Park                             711 East Lake Mead Drive
168  Palm Springs Self Storage                               4200 Forest Hill Blvd.
169  Holiday Inn Express Auburn                              404 Touring Drive
170  Caruth Haven Retail Center                              6101 Greenville Avenue
171  3456 Ridge Property                                     3456 Ridge Avenue
172  Campus Plaza Shopping Center                            3601-3629 S. Vermont Ave.
173  All Aboard Mini Storage - San Gabriel                   405 S. Del Mar Ave.
174  Point O' Woods Apartments                               520 N. 38th Avenue
175  Williamsburg on the Lake Apartments                     302 Village Drive
176  Airport Business Center                                 555 West Layton Avenue
177  Staples - Wilmington                                    1215 Rombach Avenue
178  Felicita Junction                                       1611-1677 S. Centre City Parkway
179  The Bordeaux Apartments                                 523 Airline Rd.
180  High Point Village I Apartments                         139 South Clark Road
181  Assured Self Storage Facility                           3003 Big Town Blvd.
182  Staples - Valparaiso                                    2106 Morthland Blvd. (U.S. 30)
183  Fruitland Grove Family Park                             19850 E. Arrow Highway
184  Centennial Creek Office Park                            2955 & 2975 Valmont Rd.
185  Park Lane Village Apartments  (1L)                      7746 Red Arrow Highway
186  Rynearson Lane Village Apartments  (1L)                 1386 Leisure Lane
187  Holiday Inn Express Ottawa                              120 West  Stevenson
188  Ross Apartments                                         1118 Sir Francis Drake Boulevard
189  339 S. Ardmore Apartments                               339 South Ardmore Avenue

                                                                                                                             Zip
 #   Property Name                                        City                        County                     State       Code
 -   -------------                                        ----                        ------                     -----       ----
127  Triangle Corporate Center                            Elk Grove Village           Cook                        IL         60007
128  One West Hills Office                                Austin                      Travis                      TX         78704
129  Harper Regency Apartments                            West Hollywood              Los Angeles                 CA         90046
130  Heritage Green Shopping Center                       Littleton                   Unincorporated Arapahoe     CO         80122
131  Captain's Landing Apartments                         Galveston                   Galveston                   TX         77551
132  All Aboard Mini Storage - Fremont                    Fremont                     Alameda                     CA         94539
133  Century Plaza Strip Shopping Center  (1K)            Palatine                    Cook                        IL         60067
134  Albany Square Strip Shopping Center  (1K)            Chicago                     Cook                        IL         60618
135  Larrabee Complex                                     Westbrook                   Cumberland                  ME         04092
136  Cedar Garden Apartments                              Brick                       Ocean                       NJ         08723
137  All Aboard Mini Storage - Stanton                    Stanton                     Orange                      CA         90680
138  Windtree Apartments - Phase I                        Fayetteville                Cumberland                  NC         28314
139  Lake City Mini-Storage                               Seattle                     King                        WA         98125
140  Huntington Mobile Estates                            Huntington Beach            Orange                      CA         92648
141  Everhart Park Shopping Center                        Corpus Christi              Nueces                      TX         78413
142  Rafael North Executive Park                          San Rafael                  Marin                       CA         94903
143  Westwind Estates                                     West Sacramento             Yolo                        CA         95605
144  Hewlett Shopping Center                              Hewlett                     Nassau                      NY         11557
145  Forest Park Village                                  Dallas                      Dallas                      TX         75234
146  2700 Richards Building                               Bellevue                    King                        WA         98005
147  Lincoln Park Center                                  Davie                       Broward                     FL         33024
148  Cedar Heights Apartments                             Dothan                      Houston                     AL         36303
149  The North Oak Apartments                             Houston                     Harris                      TX         77060
150  Arrowhead Court Apartments                           Upper Chichester Township   Delaware                    PA         19014
151  The Citibank Building                                Dania                       Broward                     FL         33004
152  Petco/Starbucks S/C                                  Studio City                 Los Angeles                 CA         91604
153  1870 Ogden Drive                                     Burlingame                  San Mateo                   CA         94010
154  Woodland Park Office Building                        Woodland Hills              Los Angeles                 CA         91364
155  Costa Mesa Mobile Estates                            Costa Mesa                  Orange                      CA         92627
156  Tree Top Apartments                                  Fayetteville                Cumberland                  NC         28304
157  Greenville Village Mobile Home Park                  Wilmington                  New Hanover                 NC         28409
158  Brookwood Village                                    Atlanta                     Fulton                      GA         30309
159  Rose Grove Mobile Home Park                          Forest Grove                Washington                  OR         97116
160  Little River Shopping Center                         Little River                Horry                       SC         29566
161  The Amberton Apartments                              Tampa                       Hillsborough                FL         33612
162  Best Western Worlds of Fun                           Kansas City                 Clay                        MO         64117
163  All Aboard Mini Storage - Anaheim                    Anaheim                     Orange                      CA         92806
164  Waterway Crossing Apartments                         Myrtle Beach                Horry                       SC         29579
165  The Borders Building                                 Houston                     Harris                      TX         77063
166  Ken-Caryl Business Center                            Littleton                   Jefferson                   CO         80127
167  Alta Vista Mobile Home Park                          Henderson                   Clark                       NV         89015
168  Palm Springs Self Storage                            Palm Springs                Palm Beach                  FL         33406
169  Holiday Inn Express Auburn                           Auburn                      DeKalb                      IN         46706
170  Caruth Haven Retail Center                           Dallas                      Dallas                      TX         75206
171  3456 Ridge Property                                  Arlington Heights           Cook                        IL         60004
172  Campus Plaza Shopping Center                         Los Angeles                 Los Angeles                 CA         90007
173  All Aboard Mini Storage - San Gabriel                San Gabriel                 Los Angeles                 CA         91776
174  Point O' Woods Apartments                            Hattiesburg                 Forrest and Lamar           MS         39401
175  Williamsburg on the Lake Apartments                  Mishawaka                   St. Joseph                  IN         46545
176  Airport Business Center                              Milwaukee                   Milwaukee                   WI         53207
177  Staples - Wilmington                                 Wilmington                  Clinton                     OH         45177
178  Felicita Junction                                    Escondido                   San Diego                   CA         92025
179  The Bordeaux Apartments                              Corpus Christi              Nueces                      TX         78412
180  High Point Village I Apartments                      Cedar Hill                  Dallas                      TX         75014
181  Assured Self Storage Facility                        Mesquite                    Dallas                      TX         75150
182  Staples - Valparaiso                                 Valparaiso                  Porter                      IN         46383
183  Fruitland Grove Family Park                          Covina                      Los Angeles                 CA         91724
184  Centennial Creek Office Park                         Boulder                     Boulder                     CO         80301
185  Park Lane Village Apartments  (1L)                   Watervliet                  Berrien                     MI         49098
186  Rynearson Lane Village Apartments  (1L)              Buchanan                    Berrien                     MI         49107
187  Holiday Inn Express Ottawa                           Ottawa                      LaSalle                     IL         61350
188  Ross Apartments                                      Kentfield                   Marin                       CA         94904
189  339 S. Ardmore Apartments                            Los Angeles                 Los Angeles                 CA         90020

               Managers and Location of the Mortgaged Properties


 #   Property Name                                           Manager
 -   -------------                                           -------
190  Edgewater Beach Resort                                  Yvonne Hanna
191  Fondren Hill Apartments                                 Homewood Company, LLC
192  Cottonwood Plaza                                        Partners Management and Consultants Inc.
193  Southport Shops                                         Centre Properties Management
194  Hawthorne Hill Apartments                               Pache Management Company, Inc.
195  Days Inn Waccamaw                                       Winner Hotels, Inc.
196  Turtle Oaks Apartments                                  Performance Properties, LLC
197  Linden Place Mobile Home Park                           D.R.S. Realty Company
198  Moore Lake Commons Shopping Center                      Hexad Management Company
199  Imperial Manor West Apartments                          Southfield Management Inc.
200  Brown School Station Apts.                              Baltes Commercial Realty
201  South Street Seaport Office Center                      Beacon Management Group, LLC
202  Hathaway Commerce Center                                Walsworth Property Management
203  Corinthian Apartments                                   L'Abri Management Co.
204  Walgreen's Drug Store - Swansea                         Owner Managed
205  Catalina Apartments                                     J. Hester Properties
206  Devonshire Square Retail Center                         Westwood Financial
207  1440 N. Vine Street                                     Worchell Properties
208  College Park Apartments                                 Owner Managed
209  Country Brooke Apartments                               Baltes Commercial Realty
210  Hillside View Apartments                                Fox Creek Management
211  Benihana Restaurant                                     GraeGrove One, LLC
212  Crosswinds Apartments                                   National Realty Management, Inc.
213  Imperial Plaza Retail Center                            Abbas Satrap
214  Twin Lakes Mobile Home Park                             D.R.S. Realty Company
215  Antietam Village Center                                 Fitzgerald & Matan Property Management, Inc.
216  Gateway Shoppes                                         Morgan Real Estate, Inc.
217  Red Onion Building                                      Owner Managed
218  526 South Ardmore Avenue                                Abra Management, Inc
219  All Aboard Mini Storage - Santa Ana                     Management Enterprises, Inc.
220  Villa East I & II                                       Matrix Group, Inc.
221  Courtyard Apartments                                    Christopher Homes, Inc.
222  Sunset View Village Apartments                          Owner Managed
223  Wilmington Plaza                                        La Caze Development Company
224  The Nations Bank Building                               The Shear Companies
225  Quail Ridge Apartments                                  Piper Management Co.
226  Best Western KCI Airport                                Pacifica Companies
227  Laurel Heights Apartments                               Property Management Professionals, Inc.
228  El Monte Mobile Air Mobile Home Park                    Community Asset Management
229  Harold Gilstrap Shopping Center                         Sierra Management Corp.
230  Lakeside Apartments                                     Orphelia Hennes
231  Park Glen Apartments                                    Tricap Management, Inc.
232  St. Lucie Mobile Village                                Owner Managed
233  Ravenscroft Apartments                                  Owner Managed
234  Coach Country Corral MHP                                Owner Managed
235  Seaside Village Shopping Center                         WQ Real Estate Services, Inc.
236  Sherwood Park Apartments                                Great West Management Group, Inc.
237  Ravenna Plaza                                           Emmco Corporation
238  Holiday Inn Express Oglesby                             C & D Management, Inc.
239  Central/Magnolia Retail Center                          H.S. Brown & Associates, Inc.
240  Rolling Hills Estates                                   Team Properties
241  Saticoy-Royale Apartments                               G.H. Cooper Properties, Inc.
242  Holiday/Park Riviera Mobile Home Park                   McGlamry Properties
243  Gottschalk's Department Store                           Jack Baskin, Inc.
244  Justin Apartments                                       Gaska, Inc. and Development
245  Fountain Square Apartments                              Drumm Real Estate Management, Inc.
246  383 St. Johns Place                                     Certified Servicing Associates, Inc.
247  Days Inn                                                Owner Managed
248  Market Plaza                                            Real Estate Alliance Company Ltd., LLC
249  Michigan Plaza & Bender Plaza                           Owner Managed
250  Mockingbird Park Retail Building                        Corrigan Real Estate Services
251  Poolesville Village Center                              Darnestown Management Corporation, Inc.
252  Executive Park Offices                                  REMA, Inc.

 #   Property Name                                           Address
 -   -------------                                           -------
190  Edgewater Beach Resort                                  95 Chase Avenue
191  Fondren Hill Apartments                                 770 Lakeland
192  Cottonwood Plaza                                        7250-7356 North Oracle Rd.
193  Southport Shops                                         7225 US 31 South
194  Hawthorne Hill Apartments                               3200-3361 & 3419-3498 Valerie Arms Drive
195  Days Inn Waccamaw                                       3650 Highway 501
196  Turtle Oaks Apartments                                  4111-21, 4140 & 4141 Newton Ave
197  Linden Place Mobile Home Park                           G-4192 South Linden Road
198  Moore Lake Commons Shopping Center                      1001 East Moore Lake Drive
199  Imperial Manor West Apartments                          19200 Appleton
200  Brown School Station Apts.                              402-A Brown School Rd.
201  South Street Seaport Office Center                      19 Fulton Street & 133 Beekman Street
202  Hathaway Commerce Center                                1004 - 1010 South Hathaway Street
203  Corinthian Apartments                                   9063 Florence Ave.
204  Walgreen's Drug Store - Swansea                         2532 North Illinois Street
205  Catalina Apartments                                     815 W. Abram Street
206  Devonshire Square Retail Center                         16913-16933 Devonshire Street
207  1440 N. Vine Street                                     1400-1440 Vine Street
208  College Park Apartments                                 401 College Drive
209  Country Brooke Apartments                               2980 Stop Eight Rd.
210  Hillside View Apartments                                243 Pleasant Street
211  Benihana Restaurant                                     4250 Birch Street
212  Crosswinds Apartments                                   4355 South Jones Blvd.
213  Imperial Plaza Retail Center                            8847 Imperial Highway
214  Twin Lakes Mobile Home Park                             7001 Lakes Boulevard
215  Antietam Village Center                                 1595 Opposumtown Pike
216  Gateway Shoppes                                         1001-27 North Federal Highway
217  Red Onion Building                                      420 and 422 East Cooper Avenue
218  526 South Ardmore Avenue                                526 South Ardmore Avenue
219  All Aboard Mini Storage - Santa Ana                     1030 E. Fourth Street
220  Villa East I & II                                       363 and 393 South Harlan St.
221  Courtyard Apartments                                    1620 Carol Sue Ave.
222  Sunset View Village Apartments                          7510 SW 152nd Avenue
223  Wilmington Plaza                                        311 Pacific Coast Highway
224  The Nations Bank Building                               4000 Garth Road
225  Quail Ridge Apartments                                  1001 North State Road
226  Best Western KCI Airport                                11900 NW Plaza Circle
227  Laurel Heights Apartments                               483 Laurel Lane
228  El Monte Mobile Air Mobile Home Park                    1517-1601 Merced Avenue
229  Harold Gilstrap Shopping Center                         601 S. Main Street
230  Lakeside Apartments                                     1355 West Maple Avenue
231  Park Glen Apartments                                    Parke West Drive
232  St. Lucie Mobile Village                                11500 SW Kanner Highway
233  Ravenscroft Apartments                                  25 Fairview Avenue
234  Coach Country Corral MHP                                1921 208th Street East
235  Seaside Village Shopping Center                         4908 Seawall Boulevard
236  Sherwood Park Apartments                                2300 - 2470 62nd Avenue East
237  Ravenna Plaza                                           1139-49 East Main Street
238  Holiday Inn Express Oglesby                             900 Holiday Street
239  Central/Magnolia Retail Center                          4100 Central Avenue
240  Rolling Hills Estates                                   4457 Popps Ferry Rd.
241  Saticoy-Royale Apartments                               14630 Saticoy Street
242  Holiday/Park Riviera Mobile Home Park                   319 Brady Drive
243  Gottschalk's Department Store                           372 Elm Avenue
244  Justin Apartments                                       1039 Justin Avenue
245  Fountain Square Apartments                              1925 8th Avenue
246  383 St. Johns Place                                     383 St. Johns Place
247  Days Inn                                                2117 Aerotech Drive
248  Market Plaza                                            2015 - 79 West 25th Street
249  Michigan Plaza & Bender Plaza                           726-32 E. Michigan / 205-225 E. Bender
250  Mockingbird Park Retail Building                        5706 E. Mockingbird Lane
251  Poolesville Village Center                              19710 Fisher Avenue
252  Executive Park Offices                                  921-925 East Executive Park Drive

                                                                                                                             Zip
 #   Property Name                                           City                     County                     State       Code
 -   -------------                                           ----                     ------                     -----       ----
190  Edgewater Beach Resort                                  Dennisport               Barnstable                  MA         02639
191  Fondren Hill Apartments                                 Jackson                  Hinds                       MS         39216
192  Cottonwood Plaza                                        Tucson                   Pima                        AZ         85704
193  Southport Shops                                         Indianapolis             Marion                      IN         46227
194  Hawthorne Hill Apartments                               Dayton                   Montgomery                  OH         45405
195  Days Inn Waccamaw                                       Myrtle Beach             Horry                       SC         29577
196  Turtle Oaks Apartments                                  Dallas                   Dallas                      TX         75219
197  Linden Place Mobile Home Park                           Flint                    Genessee                    MI         48507
198  Moore Lake Commons Shopping Center                      Fridley                  Anoka                       MN         55432
199  Imperial Manor West Apartments                          Detroit                  Wayne                       MI         48219
200  Brown School Station Apts.                              Vandalia                 Montgomery                  OH         45377
201  South Street Seaport Office Center                      New York                 New York                    NY         10038
202  Hathaway Commerce Center                                Santa Ana                Orange                      CA         92705
203  Corinthian Apartments                                   Downey                   Los Angeles                 CA         90240
204  Walgreen's Drug Store - Swansea                         Swansea                  St. Clair                   IL         62226
205  Catalina Apartments                                     Arlington                Tarrant                     TX         76013
206  Devonshire Square Retail Center                         Granada Hills            Los Angeles                 CA         91344
207  1440 N. Vine Street                                     Los Angeles              Los Angeles                 CA         90028
208  College Park Apartments                                 Hanceville               Cullman                     AL         35055
209  Country Brooke Apartments                               Dayton                   Montgomery                  OH         45414
210  Hillside View Apartments                                Concord                  Merrimack                   NH         03301
211  Benihana Restaurant                                     Newport Beach            Orange                      CA         92660
212  Crosswinds Apartments                                   Las Vegas                Clark                       NV         89103
213  Imperial Plaza Retail Center                            Downey                   Los Angeles                 CA         90242
214  Twin Lakes Mobile Home Park                             Fort Mill                York                        SC         29715
215  Antietam Village Center                                 Frederick                Frederick                   MD         21702
216  Gateway Shoppes                                         Fort Lauderdale          Broward                     FL         33304
217  Red Onion Building                                      Aspen                    Pitkin                      CO         81611
218  526 South Ardmore Avenue                                Los Angeles              Los Angeles                 CA         90020
219  All Aboard Mini Storage - Santa Ana                     Santa Ana                Orange                      CA         92701
220  Villa East I & II                                       Lakewood                 Jefferson                   CO         80226
221  Courtyard Apartments                                    Gretna                   Jefferson                   LA         70056
222  Sunset View Village Apartments                          Miami                    Dade                        FL         33193
223  Wilmington Plaza                                        Wilmington               Los Angeles                 CA         90744
224  The Nations Bank Building                               Baytown                  Harris                      TX         77521
225  Quail Ridge Apartments                                  Davison                  Genesee                     MI         48423
226  Best Western KCI Airport                                Kansas City              Platte                      MO         64153
227  Laurel Heights Apartments                               New Braunfels            Comal                       TX         78130
228  El Monte Mobile Air Mobile Home Park                    South El Monte           Los Angeles                 CA         91733
229  Harold Gilstrap Shopping Center                         Salem                    Washington                  IN         47167
230  Lakeside Apartments                                     Mundelein                Lake                        IL         61941
231  Park Glen Apartments                                    Glen Burnie              Anne Arundel                MD         21061
232  St. Lucie Mobile Village                                Indiantown               Martin                      FL         34956
233  Ravenscroft Apartments                                  Phillipsburg             Warren                      NJ         08865
234  Coach Country Corral MHP                                Spanaway                 Pierce                      WA         98387
235  Seaside Village Shopping Center                         Galveston                Galveston                   TX         77551
236  Sherwood Park Apartments                                Fife                     Pierce                      WA         98424
237  Ravenna Plaza                                           Ravenna                  Portage                     OH         44266
238  Holiday Inn Express Oglesby                             Oglesby                  LaSalle                     IL         61348
239  Central/Magnolia Retail Center                          Riverside                Riverside                   CA         92506
240  Rolling Hills Estates                                   D'Iberville              Harrison                    MS         39532
241  Saticoy-Royale Apartments                               Van Nuys                 Los Angeles                 CA         91405
242  Holiday/Park Riviera Mobile Home Park                   Warner Robins            Houston                     GA         31088
243  Gottschalk's Department Store                           Auburn                   Placer                      CA         95603
244  Justin Apartments                                       Glendale                 Los Angeles                 CA         91201
245  Fountain Square Apartments                              Tuscaloosa               Tuscaloosa                  AL         35401
246  383 St. Johns Place                                     Brooklyn                 Kings                       NY         11238
247  Days Inn                                                Colorado Springs         El Paso                     CO         80916
248  Market Plaza                                            Cleveland                Cuyahoga                    OH         44113
249  Michigan Plaza & Bender Plaza                           Hobbs                    Lea                         NM         88240
250  Mockingbird Park Retail Building                        Dallas                   Dallas                      TX         75206
251  Poolesville Village Center                              Poolesville              Montgomery                  MD         20837
252  Executive Park Offices                                  Murray                   Salt Lake                   UT         84117

               Managers and Location of the Mortgaged Properties

 #   Property Name                                           Manager
 -   -------------                                           -------
253  Citadel Square Shopping Center  (5)                     Infinity Property Management, Corp.
254  Sherwood Mobile Home Estates                            D.R.S. Realty Company
255  Ware's Van & Storage Co.                                Owner Managed
256  Sunrise Terrace Mobile Home Park                        Owner Managed
257  Best Western Country Inn North                          Pacifica Companies
258  Woodlake Resort Village Apartments                      Owner Managed
259  Plantation Pines Apartments                             Owner Managed
260  Pacific Mini Storage                                    Owner Managed
261  Sunridge Apartments                                     Owner Managed
262  Parkside Place Apartments                               J & EE Property Management, Inc.
263  Courtyards of Granbury                                  Las Brisas Nuevo, LLC
264  University Apartments                                   Polo Club Management
265  Isaqueena Village Apartments                            P.I.C. Properties
266  Turtle Dove I Apartments                                Owner Managed
267  Carson Gardens Mobile Home Park                         Community Asset Management
268  Valerie Apartments                                      J.L. & G.
269  Huddersfield Apartments                                 Huddersfield Properties, LLC
270  1457 & 1519 - 1527 Park Road, NW                        1457 Park Road, LLC
271  Winter Garden Village Apartments                        Affirmative Management Inc.
272  Long Point Plaza Apartments                             Owner Managed
273  The Place of Tempe Apartments                           Owner Managed
274  Valley Garden Apartments                                Valley Garden, LLC
275  Devereaux Apartments                                    Owner Managed
276  Bloomingdale Shopping Center                            Bloomingdale Plaza Associates, LLC
277  Cottonwood Apartments                                   Invest America
278  Royal North Apartments                                  SSL Investments, LLC
279  Turtle Dove II Apartments                               G & G Properties

 #   Property Name                                           Address
 -   -------------                                           -------
253  Citadel Square Shopping Center  (5)                     5060 Memorial Drive
254  Sherwood Mobile Home Estates                            314 Tallman Circle
255  Ware's Van & Storage Co.                                1344 North West Boulevard
256  Sunrise Terrace Mobile Home Park                        7311 Chambers Creek Road West
257  Best Western Country Inn North                          2633 N.E. 43rd Street
258  Woodlake Resort Village Apartments                      6000 Woodlake Parkway
259  Plantation Pines Apartments                             2713 South Broadway
260  Pacific Mini Storage                                    5120 Pacific Highway
261  Sunridge Apartments                                     6608 South Freeway
262  Parkside Place Apartments                               2833 Community Drive
263  Courtyards of Granbury                                  905 Paluxy Road
264  University Apartments                                   3512 South University Drive
265  Isaqueena Village Apartments                            843 Isaqueena Trail
266  Turtle Dove I Apartments                                3516 Matilda Street
267  Carson Gardens Mobile Home Park                         437 West Carson St.
268  Valerie Apartments                                      6226 Valerie Street
269  Huddersfield Apartments                                 197 Pine Street
270  1457 & 1519 - 1527 Park Road, NW                        1457 & 1519 - 1527 Park Road, NW
271  Winter Garden Village Apartments                        521 South Park Avenue
272  Long Point Plaza Apartments                             1742 Woodvine Drive
273  The Place of Tempe Apartments                           607-627 West 19th Street
274  Valley Garden Apartments                                5236 & 5286 East Tropicana Avenue
275  Devereaux Apartments                                    3616-3636 Warwick Boulevard
276  Bloomingdale Shopping Center                            47 Main Street
277  Cottonwood Apartments                                   1714 Patton Lane
278  Royal North Apartments                                  4422 & 4525 Weaver Road
279  Turtle Dove II Apartments                               5737 McCommas Street

                                                                                                                             Zip
 #   Property Name                                           City                     County                     State       Code
 -   -------------                                           ----                     ------                     -----       ----
253  Citadel Square Shopping Center  (5)                     Stone Mountain           DeKalb                      GA         30083
254  Sherwood Mobile Home Estates                            Midway Park              Onslow                      NC         28544
255  Ware's Van & Storage Co.                                Vineland                 Cumberland                  NJ         08360
256  Sunrise Terrace Mobile Home Park                        University Place         Pierce                      WA         98467
257  Best Western Country Inn North                          Kansas City              Clay                        MO         64117
258  Woodlake Resort Village Apartments                      San Antonio              Bexar                       TX         78244
259  Plantation Pines Apartments                             Tyler                    Smith                       TX         75701
260  Pacific Mini Storage                                    Ferndale                 Whatcom                     WA         98248
261  Sunridge Apartments                                     Forth Worth              Tarrant                     TX         76134
262  Parkside Place Apartments                               Dallas                   Dallas                      TX         75220
263  Courtyards of Granbury                                  Granbury                 Hood                        TX         76048
264  University Apartments                                   Fort Worth               Tarrant                     TX         76109
265  Isaqueena Village Apartments                            Central                  Pickens                     SC         29630
266  Turtle Dove I Apartments                                Dallas                   Dallas                      TX         75206
267  Carson Gardens Mobile Home Park                         Carson                   Los Angeles                 CA         90745
268  Valerie Apartments                                      Houston                  Harris                      TX         77081
269  Huddersfield Apartments                                 Portland                 Cumberland                  ME         04103
270  1457 & 1519 - 1527 Park Road, NW                        Washington               District of Columbia        DC         20010
271  Winter Garden Village Apartments                        Winter Garden            Orange                      FL         34787
272  Long Point Plaza Apartments                             Houston                  Harris                      TX         77055
273  The Place of Tempe Apartments                           Tempe                    Maricopa                    AZ         85281
274  Valley Garden Apartments                                Las Vegas                Clark                       NV         89122
275  Devereaux Apartments                                    Kansas City              Jackson                     MO         64111
276  Bloomingdale Shopping Center                            Bloomingdale             Passaic                     NJ         07403
277  Cottonwood Apartments                                   Austin                   Travis                      TX         78723
278  Royal North Apartments                                  Houston                  Harris                      TX         77016
279  Turtle Dove II Apartments                               Dallas                   Dallas                      TX         75206

(1A) The Mortgage Loans secured by Hampton Inn - Elmsford, Quality Suites - Charleston, Courtyard by Marriott - Ann Arbor, Residence Inn - Phoenix, Homewood Suites - Cary, Hampton Inn & Suites - Gwinnett, Hampton Inn - Raleigh, Comfort Suites - Orlando, Hampton Inn - Perimeter, Hampton Inn - Charlotte, NC, Courtyard by Marriott - Wilmington, Hampton Inn - West Springfield, Homewood Suites - Clear Lake and Comfort Inn - Charleston, respectively, are cross-collateralized and cross-defaulted.

(1B) The Mortgage Loans secured by Kendal Lakes Plaza, Cypress Creek Station and Oakwood Business Center, respectively, are cross-collateralized and cross-defaulted.

(1C) The Mortgage Loans secured by Westchase Ranch Apartments, Westwood Village Apartments, Normandy Woods Apartments, Savoy Manor Apartments and San Marin Apartments, respectively, are cross-collateralized and cross-defaulted.

(1D) The Mortgage Loans secured by 2294 Molly Pitcher Highway, 5015 Campuswood Drive, 5010 Campuswood Drive and 5009 Campuswood Drive, respectively, are cross-collateralized and cross-defaulted.

(1E) The Mortgage Loans secured by Keller Oaks Apartments, Sycamore Hill Apartments, Claredon Apartments and Woodchase Condominiums, respectively, are cross-collateralized and cross-defaulted.

(1F) The Mortgage Loans secured by Princeton Court Apartments, Pinewood Estates Apartments and Arbor Court Apartments, resepectively, are cross-collateralized and cross-defaulted.

(1G) The Mortgage Loans secured by U-Store of Brighton Self Storage Facility, U-Store of South Lyon Self Storage Facility, U-Store of Saline Self Storage Facility, U-Store of Davison Self Storage Facility, U-Store of Holly Self Storage Facility and U-Store of Jackson Self Storage Facility, respectively, are cross-collateralized and cross-defaulted.

(1H) The Mortgage Loans secured by Cranbrook Centre Apartments and Cranbrook Centre Office Buildings, respectively, are cross-collateralized and cross-defaulted.

(1I) The Mortgage Loans secured by Mobile Gardens/Holly View Mobile Home Park, Stony Chase/Rock Creek Mobile Home Park and Briarwood Manor, respectively are cross-collateralized and cross-defaulted.

(1J) The Mortgage Loans secured by Spruce Properties, Oak Grove Apartments and Aldrich Apartments, respectively, are cross-collateralized and cross-defaulted.

(1K) The Mortgage Loans secured by Century Plaza Strip Shopping Center and Alabany Square Strip Shopping Center, respectively, are cross-collateralized and cross-defaulted.

(1L) The Mortgage Loans secured by Park Lane Village Apartments and Rynearson Lane Village Apartments, respectively, are cross-collateralized and cross-defaulted.

(2) The Mortgage Loan secured by Dallas Design Center Roll-Up is secured by 18 buildings that are operated as a single property.

(3) Marycrest Shopping Center has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 360 months with the payment presented reflecting the amount due during the amortization term.

(4) Merchant's Square has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months with the payment presented reflecting the amount due during the amortization term.

(5) Citadel Square Shopping Center has an interest only period of 36 months from origination and thereafter is scheduled to amortize over 300 months with the payment presented reflecting the amount due during the amortization term.

                     Characteristics of the Mortgage Loans



                                                                                                           Original      Remaining
                                                              Original        Cut-off      Percentage of  Amortization  Amortization
                                                              Principal        Date           Initial        Term          Term
 #  Property Name                                              Balance       Balance (6)   Pool Balance    (months)      (months)
 -  -------------                                              -------       -----------   ------------    --------      --------
 1  Hampton Inn - Elmsford  (1A)                             $7,625,000      $7,598,233        0.6%          300           297
 2  Quality Suites - Charleston  (1A)                         6,300,000       6,277,885        0.5%          300           297
 3  Courtyard by Marriott - Ann Arbor   (1A)                  6,300,000       6,277,885        0.5%          300           297
 4  Residence Inn - Phoenix  (1A)                             6,300,000       6,277,885        0.5%          300           297
 5  Homewood Suites - Cary  (1A)                              6,025,000       6,003,850        0.5%          300           297
 6  Hampton Inn & Suites - Gwinnett  (1A)                     5,400,000       5,381,044        0.4%          300           297
 7  Hampton Inn - Raleigh  (1A)                               5,300,000       5,281,395        0.4%          300           297
 8  Comfort Suites - Orlando  (1A)                            5,175,000       5,156,834        0.4%          300           297
 9  Hampton Inn - Perimeter  (1A)                             5,000,000       4,982,448        0.4%          300           297
10  Hampton Inn - Charlotte, NC  (1A)                         4,575,000       4,558,940        0.4%          300           297
11  Courtyard by Marriott - Wilmington  (1A)                  4,275,000       4,259,993        0.3%          300           297
12  Hampton Inn - West Springfield  (1A)                      3,700,000       3,687,012        0.3%          300           297
13  Homewood Suites - Clear Lake  (1A)                        3,450,000       3,437,889        0.3%          300           297
14  Comfort Inn - Charleston  (1A)                            1,575,000       1,569,471        0.1%          300           297
15  Kendale Lakes Plaza  (1B)                                29,613,000      29,580,388        2.4%          360           359
16  Cypress Creek Station  (1B)                              23,856,000      23,829,728        1.9%          360           359
17  Oakwood Business Center  (1B)                            10,408,000      10,396,538        0.8%          360           359
18  Westchase Ranch Apartments  (1C)                         22,556,014      22,529,265        1.8%          360           359
19  Westwood Village Apartments  (1C)                        10,400,000      10,387,667        0.8%          360           359
20  Normandy Woods Apartments  (1C)                           7,120,000       7,111,557        0.6%          360           359
21  Savoy Manor Apartments  (1C)                              5,200,000       5,193,833        0.4%          360           359
22  San Marin Apartments  (1C)                                3,613,312       3,609,027        0.3%          360           359
23  Country Squire Apartments - South                        30,500,000      30,446,295        2.4%          360           358
24  2294 Molly Pitcher Highway  (1D)                         17,200,000      17,149,044        1.4%          360           356
25  5015 Campuswood Drive  (1D)                               7,200,000       7,178,670        0.6%          360           356
26  5010 Campuswood Drive  (1D)                               4,483,200       4,469,918        0.4%          360           356
27  5009 Campuswood Drive  (1D)                                 516,800         515,269        0.0%          360           356
28  Fair Lakes Promenade                                     21,000,000      20,950,739        1.7%          360           357
29  Keller Oaks Apartments  (1E)                              7,167,501       7,143,351        0.6%          360           356
30  Sycamore Hill Apartments  (1E)                            6,210,476       6,189,551        0.4%          360           356
31  Clarendon Apartments  (1E)                                4,561,137       4,545,769        0.4%          360           356
32  Woodchase Condominiums  (1E)                              2,410,887       2,402,764        0.2%          360           356
33  Dallas Design Center Roll-Up  (2)                        17,500,000      17,479,737        1.4%          360           359
34  Assembly Square Office Building                          16,782,000      16,753,085        1.3%          360           358
35  Spicetree Apartments                                     16,640,000      16,582,208        1.3%          360           356
36  Lamplighter Mobile Home Park                             16,000,000      15,971,898        1.3%          360           358
37  White Station Tower                                      15,500,000      15,500,000        1.2%          360           360
38  Holiday Inn New Orleans Veterans                         15,000,000      14,977,561        1.2%          300           299
39  The Links at Bixby                                       14,700,000      14,487,822        1.2%          300           288
40  Southwood Apartments                                     14,500,000      14,474,162        1.2%          360           358
41  The Shoppes at Longwood                                  14,200,000      14,163,600        1.1%          300           298
42  Pines of Westbury                                        13,000,000      12,967,894        1.0%          360           357
43  Edentree Apartments                                      11,480,000      11,480,000        0.9%          360           360
44  Becker Village Mall                                      11,344,000      11,319,037        0.9%          360           357
45  Tiffany Square                                           11,250,000      11,230,709        0.9%          360           358
46  The Mint Apartments                                      11,150,000      11,136,789        0.9%          360           359
47  River Park Shopping Center                               10,950,000      10,925,904        0.9%          360           357
48  Rancho Destino Apartments                                10,200,000      10,181,999        0.8%          360           358
49  Conestoga Mobile Home Park                                9,875,000       9,841,203        0.8%          360           356
50  Huntington Chase Apartments                               9,700,000       9,666,997        0.8%          360           356
51  Parkshore Centre Office Building                          9,300,000       9,267,733        0.7%          360           356
52  Kenwood Pavilion                                          8,880,000       8,869,751        0.7%          360           359
53  Newsome Park Apartments                                   8,500,000       8,459,047        0.7%          360           354
54  Princeton Court Apartments  (1F)                          3,884,214       3,877,564        0.3%          360           358
55  Pinewood Estates Apartments  (1F)                         2,390,286       2,386,193        0.2%          360           358
56  Arbor Court Apartments  (1F)                              2,091,500       2,087,919        0.2%          360           358
57  U-Store of Brighton Self Storage Facility  (1G)           2,871,590       2,867,278        0.2%          300           299
58  U-Store of South Lyon Self Storage Facility  (1G)         1,525,067       1,522,777        0.1%          300           299
59  U-Store of Saline Self Storage Facility  (1G)             1,391,159       1,389,070        0.1%          300           299
60  U-Store of Davison Self Storage Facility  (1G)              996,873         995,376        0.1%          300           299
61  U-Store of Holly Self Storage Facility  (1G)                922,480         921,094        0.1%          300           299
62  U-Store of Jackson Self Storage Facility  (1G)              572,830         571,970        0.0%          300           299
63  Birches Apartments                                        8,186,000       8,172,163        0.7%          360           358

                                                           Original       Remaining
                                                            Term to        Term to                                      First
                                                            Maturity       Maturity     Mortgage        Monthly        Payment
 #  Property Name                                         (months)(7)    (months)(7)     Rate           Payment         Date
 -  -------------                                         -----------    -----------     ----           -------         ----
 1  Hampton Inn - Elmsford  (1A)                              120            117         7.375%        $55,729.57     01/01/99
 2  Quality Suites - Charleston  (1A)                         120            117         7.375%         46,045.42     01/01/99
 3  Courtyard by Marriott - Ann Arbor   (1A)                  120            117         7.375%         46,045.42     01/01/99
 4  Residence Inn - Phoenix  (1A)                             120            117         7.375%         46,045.42     01/01/99
 5  Homewood Suites - Cary  (1A)                              120            117         7.375%         44,035.50     01/01/99
 6  Hampton Inn & Suites - Gwinnett  (1A)                     120            117         7.375%         39,467.50     01/01/99
 7  Hampton Inn - Raleigh  (1A)                               120            117         7.375%         38,736.62     01/01/99
 8  Comfort Suites - Orlando  (1A)                            120            117         7.375%         37,823.02     01/01/99
 9  Hampton Inn - Perimeter  (1A)                             120            117         7.375%         36,543.98     01/01/99
10  Hampton Inn - Charlotte, NC  (1A)                         120            117         7.375%         33,437.74     01/01/99
11  Courtyard by Marriott - Wilmington  (1A)                  120            117         7.375%         31,245.11     01/01/99
12  Hampton Inn - West Springfield  (1A)                      120            117         7.375%         27,042.55     01/01/99
13  Homewood Suites - Clear Lake  (1A)                        120            117         7.375%         25,215.35     01/01/99
14  Comfort Inn - Charleston  (1A)                            120            117         7.375%         11,511.35     01/01/99
15  Kendale Lakes Plaza  (1B)                                 120            119         8.180%        221,016.99     03/01/99
16  Cypress Creek Station  (1B)                               120            119         8.180%        178,049.55     03/01/99
17  Oakwood Business Center  (1B)                             120            119         8.180%         77,680.24     03/01/99
18  Westchase Ranch Apartments  (1C)                          120            119         7.220%        153,413.07     03/01/99
19  Westwood Village Apartments  (1C)                         120            119         7.220%         70,734.84     03/01/99
20  Normandy Woods Apartments  (1C)                           120            119         7.220%         48,426.16     03/01/99
21  Savoy Manor Apartments  (1C)                              120            119         7.220%         35,367.42     03/01/99
22  San Marin Apartments  (1C)                                120            119         7.220%         24,575.68     03/01/99
23  Country Squire Apartments - South                         120            118         6.650%        195,799.29     02/01/99
24  2294 Molly Pitcher Highway  (1D)                          120            116         7.550%        120,854.33     12/01/98
25  5015 Campuswood Drive  (1D)                               120            116         7.550%         50,590.18     12/01/98
26  5010 Campuswood Drive  (1D)                               120            116         7.550%         31,500.82     12/01/98
27  5009 Campuswood Drive  (1D)                               120            116         7.550%          3,631.25     12/01/98
28  Fair Lakes Promenade                                      120            117         7.260%        143,399.48     01/01/99
29  Keller Oaks Apartments  (1E)                              120            116         6.900%         47,205.17     12/01/98
30  Sycamore Hill Apartments  (1E)                            120            116         6.900%         40,902.21     12/01/98
31  Clarendon Apartments  (1E)                                120            116         6.900%         30,039.65     12/01/98
32  Woodchase Condominiums  (1E)                              120            116         6.900%         15,878.10     12/01/98
33  Dallas Design Center Roll-Up  (2)                         120            119         7.510%        122,482.39     03/01/99
34  Assembly Square Office Building                           120            118         7.400%        116,195.18     02/01/99
35  Spicetree Apartments                                      84              80         6.750%        107,926.72     12/01/98
36  Lamplighter Mobile Home Park                              120            118         7.280%        109,473.97     02/01/99
37  White Station Tower                                       120            120         7.410%        107,424.63     04/01/99
38  Holiday Inn New Orleans Veterans                          120            119         8.000%        115,772.43     03/01/99
39  The Links at Bixby                                        300            288         6.940%        103,334.57     04/01/98
40  Southwood Apartments                                      84              82         7.190%         98,326.15     02/01/99
41  The Shoppes at Longwood                                   240            238         6.780%         98,378.61     02/01/99
42  Pines of Westbury                                         120            117         7.000%         86,489.32     01/01/99
43  Edentree Apartments                                       120            120         7.290%         78,625.54     04/01/99
44  Becker Village Mall                                       120            117         7.580%         79,941.24     01/01/99
45  Tiffany Square                                            120            118         7.430%         78,123.10     02/01/99
46  The Mint Apartments                                       120            119         7.230%         75,911.46     03/01/99
47  River Park Shopping Center                                120            117         7.580%         77,164.72     01/01/99
48  Rancho Destino Apartments                                 120            118         7.250%         69,581.98     02/01/99
49  Conestoga Mobile Home Park                                120            116         6.820%         64,509.22     12/01/98
50  Huntington Chase Apartments                               120            116         6.850%         63,560.14     12/01/98
51  Parkshore Centre Office Building                          120            116         6.750%         60,319.62     12/01/98
52  Kenwood Pavilion                                          120            119         7.550%         62,394.56     03/01/99
53  Newsome Park Apartments                                   120            114         6.970%         56,379.56     10/01/98
54  Princeton Court Apartments  (1F)                          120            118         7.440%         26,999.59     02/01/99
55  Pinewood Estates Apartments  (1F)                         120            118         7.440%         16,615.13     02/01/99
56  Arbor Court Apartments  (1F)                              120            118         7.440%         14,538.24     02/01/99
57  U-Store of Brighton Self Storage Facility  (1G)           120            119         7.950%         22,068.37     03/01/99
58  U-Store of South Lyon Self Storage Facility  (1G)         120            119         7.950%         11,720.25     03/01/99
59  U-Store of Saline Self Storage Facility  (1G)             120            119         7.950%         10,691.15     03/01/99
60  U-Store of Davison Self Storage Facility  (1G)            120            119         7.950%          7,661.04     03/01/99
61  U-Store of Holly Self Storage Facility  (1G)              120            119         7.950%          7,089.32     03/01/99
62  U-Store of Jackson Self Storage Facility  (1G)            120            119         7.950%          4,402.24     03/01/99
63  Birches Apartments                                        120            118         7.520%         57,349.85     02/01/99

                                                              Maturity                   Prepayment Provision            Defeasance
 #  Property Name                                              Date         ARD(8)      as of Origination (9)            Option(10)
 -  -------------                                              ----         ------      ---------------------            ----------
 1  Hampton Inn - Elmsford  (1A)                              12/01/23      12/01/08     L (9.75), O (0.25)                  Yes
 2  Quality Suites - Charleston  (1A)                         12/01/23      12/01/08     L (9.75), O (0.25)                  Yes
 3  Courtyard by Marriott - Ann Arbor   (1A)                  12/01/23      12/01/08     L (9.75), O (0.25)                  Yes
 4  Residence Inn - Phoenix  (1A)                             12/01/23      12/01/08     L (9.75), O (0.25)                  Yes
 5  Homewood Suites - Cary  (1A)                              12/01/23      12/01/08     L (9.75), O (0.25)                  Yes
 6  Hampton Inn & Suites - Gwinnett  (1A)                     12/01/23      12/01/08     L (9.75), O (0.25)                  Yes
 7  Hampton Inn - Raleigh  (1A)                               12/01/23      12/01/08     L (9.75), O (0.25)                  Yes
 8  Comfort Suites - Orlando  (1A)                            12/01/23      12/01/08     L (9.75), O (0.25)                  Yes
 9  Hampton Inn - Perimeter  (1A)                             12/01/23      12/01/08     L (9.75), O (0.25)                  Yes
10  Hampton Inn - Charlotte, NC  (1A)                         12/01/23      12/01/08     L (9.75), O (0.25)                  Yes
11  Courtyard by Marriott - Wilmington  (1A)                  12/01/23      12/01/08     L (9.75), O (0.25)                  Yes
12  Hampton Inn - West Springfield  (1A)                      12/01/23      12/01/08     L (9.75), O (0.25)                  Yes
13  Homewood Suites - Clear Lake  (1A)                        12/01/23      12/01/08     L (9.75), O (0.25)                  Yes
14  Comfort Inn - Charleston  (1A)                            12/01/23      12/01/08     L (9.75), O (0.25)                  Yes
15  Kendale Lakes Plaza  (1B)                                 02/01/29      02/01/09     L (9.75), O (0.25)                  Yes
16  Cypress Creek Station  (1B)                               02/01/29      02/01/09     L (9.75), O (0.25)                  Yes
17  Oakwood Business Center  (1B)                             02/01/29      02/01/09     L (9.75), O (0.25)                  Yes
18  Westchase Ranch Apartments  (1C)                          02/01/09                   L (9.5), O (0.5)                    Yes
19  Westwood Village Apartments  (1C)                         02/01/09                   L (9.5), O (0.5)                    Yes
20  Normandy Woods Apartments  (1C)                           02/01/09                   L (9.5), O (0.5)                    Yes
21  Savoy Manor Apartments  (1C)                              02/01/09                   L (9.5), O (0.5)                    Yes
22  San Marin Apartments  (1C)                                02/01/09                   L (9.5), O (0.5)                    Yes
23  Country Squire Apartments - South                         01/01/09                   L (3), YM 1% (6.5), O (0.5)         No
24  2294 Molly Pitcher Highway  (1D)                          11/01/08                   L (9.5), O (0.5)                    Yes
25  5015 Campuswood Drive  (1D)                               11/01/08                   L (9.5), O (0.5)                    Yes
26  5010 Campuswood Drive  (1D)                               11/01/08                   L (9.5), O (0.5)                    Yes
27  5009 Campuswood Drive  (1D)                               11/01/08                   L (9.5), O (0.5)                    Yes
28  Fair Lakes Promenade                                      12/01/08                   L (9.75), O (0.25)                  Yes
29  Keller Oaks Apartments  (1E)                              11/01/28      11/01/08     L (9.75), O (0.25)                  Yes
30  Sycamore Hill Apartments  (1E)                            11/01/28      11/01/08     L (9.75), O (0.25)                  Yes
31  Clarendon Apartments  (1E)                                11/01/28      11/01/08     L (9.75), O (0.25)                  Yes
32  Woodchase Condominiums  (1E)                              11/01/28      11/01/08     L (9.75), O (0.25)                  Yes
33  Dallas Design Center Roll-Up  (2)                         02/01/09                   L (9.75), O (0.25)                  Yes
34  Assembly Square Office Building                           01/01/09                   L (9.75), O (0.25)                  Yes
35  Spicetree Apartments                                      11/01/28      11/01/05     L (6.67), O (0.33)                  Yes
36  Lamplighter Mobile Home Park                              01/01/09                   L (9.5), O (0.5)                    Yes
37  White Station Tower                                       03/01/09                   L (9.5), O (0.5)                    Yes
38  Holiday Inn New Orleans Veterans                          02/01/09                   L (9.5), O (0.5)                    Yes
39  The Links at Bixby                                        03/01/23                   L (9.92), YM 1% (10.08), O (5)      No
40  Southwood Apartments                                      01/01/06                   L (6.5), O (0.5)                    Yes
41  The Shoppes at Longwood                                   01/01/19                   L (10), YM 1% (9.75), O (0.25)      No
42  Pines of Westbury                                         12/01/28      12/01/08     L (9.75), O (0.25)                  Yes
43  Edentree Apartments                                       03/01/09                   L (9.75), O (0.25)                  Yes
44  Becker Village Mall                                       12/01/08                   L (9.75), O (0.25)                  Yes
45  Tiffany Square                                            01/01/09                   L (9.5), O (0.5)                    Yes
46  The Mint Apartments                                       02/01/09                   L (9.5), O (0.5)                    Yes
47  River Park Shopping Center                                12/01/08                   L (9.75), O (0.25)                  Yes
48  Rancho Destino Apartments                                 01/01/09                   L (9.75), O (0.25)                  Yes
49  Conestoga Mobile Home Park                                11/01/08                   L (9.5), O (0.5)                    Yes
50  Huntington Chase Apartments                               11/01/08                   L (9.75), O (0.25)                  Yes
51  Parkshore Centre Office Building                          11/01/08                   L (9.5), O (0.5)                    Yes
52  Kenwood Pavilion                                          02/01/09                   L (9.75), O (0.25)                  Yes
53  Newsome Park Apartments                                   09/01/28      09/01/08     L (9.75), O (0.25)                  Yes
54  Princeton Court Apartments  (1F)                          01/01/09                   L (9.75), O (0.25)                  Yes
55  Pinewood Estates Apartments  (1F)                         01/01/09                   L (9.75), O (0.25)                  Yes
56  Arbor Court Apartments  (1F)                              01/01/09                   L (9.75), O (0.25)                  Yes
57  U-Store of Brighton Self Storage Facility  (1G)           02/01/09                   L (9.75), O (0.25)                  Yes
58  U-Store of South Lyon Self Storage Facility  (1G)         02/01/09                   L (9.75), O (0.25)                  Yes
59  U-Store of Saline Self Storage Facility  (1G)             02/01/09                   L (9.75), O (0.25)                  Yes
60  U-Store of Davison Self Storage Facility  (1G)            02/01/09                   L (9.75), O (0.25)                  Yes
61  U-Store of Holly Self Storage Facility  (1G)              02/01/09                   L (9.75), O (0.25)                  Yes
62  U-Store of Jackson Self Storage Facility  (1G)            02/01/09                   L (9.75), O (0.25)                  Yes
63  Birches Apartments                                        01/01/09                   L (9.75), O (0.25)                  Yes

                     Characteristics of the Mortgage Loans



                                                                                                           Original      Remaining
                                                              Original        Cut-off      Percentage of  Amortization  Amortization
                                                              Principal        Date           Initial        Term          Term
 #  Property Name                                              Balance       Balance (6)   Pool Balance    (months)      (months)
 -  -------------                                              -------       -----------   ------------    --------      --------
64  Hollywood Plaza                                            8,100,000       8,074,019        0.6%          360            356
65  50-60 Worcester Rd.                                        8,000,000       7,990,860        0.6%          360            359
66  Mahwah Business Park                                       8,000,000       7,935,363        0.6%          300            293
67  Silvernail Shopping Center                                 7,808,000       7,798,787        0.6%          360            359
68  Tech Center 29 Office/Warehouse Complex                    7,600,000       7,588,003        0.6%          300            299
69  Centre North Shopping Center                               7,600,000       7,576,100        0.6%          360            356
70  Cranbrook Centre Apartments  (1H)                          4,925,000       4,916,622        0.4%          360            358
71  Cranbrook Centre Office Buildings  (1H)                    2,500,000       2,495,747        0.2%          360            358
72  Lubbock Shopping Parkade                                   7,378,000       7,365,975        0.6%          360            358
73  Marin Club Apartments                                      7,360,000       7,347,967        0.6%          360            358
74  Prunedale Center                                           7,273,000       7,250,128        0.6%          360            356
75  Lamplighter Ontario MHP                                    7,150,000       7,137,562        0.6%          360            358
76  Marycrest Shopping Center  (3)                             7,000,000       7,000,000        0.6%          360            360
77  Elm Plaza Shopping Center                                  7,000,000       6,980,077        0.6%          360            356
78  Century Plaza East                                         6,937,000       6,919,868        0.6%          360            357
79  Keller Springs Tech Center                                 6,900,000       6,888,130        0.5%          360            358
80  Mobile Gardens/Holly View Mobile Home Park  (1I)           3,640,000       3,627,197        0.3%          360            356
81  Stony Chase/Rock Creek Mobile Home Park  (1I)              1,920,000       1,913,247        0.2%          360            356
82  Briarwood Manor  (1I)                                      1,340,000       1,335,287        0.1%          360            356
83  Tierra Verde Marine Center                                 6,900,000       6,838,329        0.5%          300            292
84  Aurora Square                                              6,720,000       6,703,404        0.5%          360            357
85  Merchant's Square  (4)                                     6,600,000       6,600,000        0.5%          336            336
86  Northwood Hills Shopping Center                            6,500,000       6,492,510        0.5%          360            359
87  36th Street Office Center                                  6,500,000       6,489,065        0.5%          360            358
88  Fifth Avenue Apartments                                    6,400,000       6,388,541        0.5%          360            358
89  The Watermill Apartments                                   6,400,000       6,379,593        0.5%          360            356
90  Brooks Corner                                              6,300,000       6,300,000        0.5%          300            300
91  Hollywood Ardmore Apartments                               6,250,000       6,236,842        0.5%          360            357
92  Chasewood Apartments                                       6,160,000       6,149,198        0.5%          360            358
93  Kingsgate North                                            5,880,000       5,860,574        0.5%          360            356
94  Fairfield Suites Pittsburgh/Airport                        5,840,000       5,831,027        0.5%          300            299
95  Seatree Apartments                                         5,840,000       5,829,759        0.5%          360            358
96  All Aboard Mini Storage - Alhambra                         5,680,000       5,658,494        0.5%          360            355
97  West Century Center                                        5,600,000       5,593,651        0.4%          360            359
98  Universal Plaza                                            5,560,000       5,550,794        0.4%          360            358
99  Crestview Market Place                                     5,500,000       5,481,829        0.4%          360            356
100 New Franklin Apartments                                    5,400,000       5,345,280        0.4%          216            212
101 Windjammer Apartments                                      5,226,000       5,219,925        0.4%          360            359
102 Woodlake Village Apartments                                5,240,000       5,217,795        0.4%          360            355
103 Comfort Inn - Hopewell, VA                                 5,200,000       5,181,769        0.4%          300            297
104 Linens N Things                                            5,200,000       5,142,115        0.4%          324            313
105 The Woods Apartments                                       5,048,000       5,039,048        0.4%          360            358
106 Moonlight Garden Apartments                                4,987,000       4,978,846        0.4%          360            358
107 Sagamore Court Apartments                                  4,970,000       4,960,750        0.4%          360            358
108 Carriage Hill Apartments                                   4,940,000       4,927,800        0.4%          360            357
109 Dowling Office Building                                    4,810,000       4,801,712        0.4%          360            358
110 Main Street Plaza Shopping Center                          4,772,000       4,756,234        0.4%          360            356
111 Friendship Crossing Apartments                             4,611,000       4,603,093        0.4%          360            358
112 Spruce Properties  (1J)                                    1,975,000       1,970,671        0.2%          360            357
113 Oak Grove Apartments  (1J)                                 1,475,000       1,471,767        0.1%          360            357
114 Aldrich Apartments  (1J)                                   1,050,000       1,047,699        0.1%          360            357
115 One Bellemead Center                                       4,497,000       4,487,741        0.4%          360            357
116 Denver Tech Center #30                                     4,475,000       4,463,948        0.4%          360            357
117 Preston Racquet Club Condominiums and Apartments           4,390,000       4,385,027        0.4%          360            359
118 Sand Lake Apartments                                       4,400,000       4,364,206        0.3%          360            349
119 Mobile Estate Mobile Home Park                             4,300,000       4,289,993        0.3%          360            357
120 Colonia Shopping Center                                    4,284,000       4,279,036        0.3%          360            359
121 Vista Ridge Center III                                     4,275,000       4,268,033        0.3%          360            358
122 Parkside East Apartments                                   4,200,000       4,190,128        0.3%          360            357
123 Northpark Village                                          4,120,000       4,106,388        0.3%          360            356
124 Breakers Apartments                                        4,096,000       4,079,323        0.3%          360            355
125 Picnic Lawn Apartments                                     4,000,000       3,993,174        0.3%          360            358
126 32nd Street and McDowell Road Shopping Center              4,000,000       3,987,170        0.3%          360            356

                                                           Original       Remaining
                                                            Term to        Term to                                      First
                                                            Maturity       Maturity     Mortgage        Monthly        Payment
 #  Property Name                                         (months)(7)    (months)(7)     Rate           Payment         Date
 -  -------------                                         -----------    -----------     ----           -------         ----
64  Hollywood Plaza                                           120            116         7.150%        54,707.95      12/01/98
65  50-60 Worcester Rd.                                       120            119         7.680%        56,926.49      03/01/99
66  Mahwah Business Park                                      120            113         7.220%        57,670.02      09/01/98
67  Silvernail Shopping Center                                120            119         7.280%        53,423.29      03/01/99
68  Tech Center 29 Office/Warehouse Complex                   120            119         7.330%        55,325.64      03/01/99
69  Centre North Shopping Center                              120            116         7.250%        51,845.40      12/01/98
70  Cranbrook Centre Apartments  (1H)                         120            118         7.480%        34,368.89      02/01/99
71  Cranbrook Centre Office Buildings  (1H)                   120            118         7.480%        17,446.14      02/01/99
72  Lubbock Shopping Parkade                                  120            118         7.750%        52,856.90      02/01/99
73  Marin Club Apartments                                     120            118         7.730%        52,626.26      02/01/99
74  Prunedale Center                                          120            116         7.250%        49,614.68      12/01/98
75  Lamplighter Ontario MHP                                   60              58         7.340%        49,212.83      02/01/99
76  Marycrest Shopping Center  (3)                            120            117         7.780%        50,294.05      01/01/99
77  Elm Plaza Shopping Center                                 120            116         7.750%        50,148.86      12/01/98
78  Century Plaza East                                        120            117         7.000%        46,152.03      01/01/99
79  Keller Springs Tech Center                                120            118         7.410%        47,821.29      02/01/99
80  Mobile Gardens/Holly View Mobile Home Park  (1I)          120            116         6.680%        23,439.85      12/01/98
81  Stony Chase/Rock Creek Mobile Home Park  (1I)             120            116         6.680%        12,363.88      12/01/98
82  Briarwood Manor  (1I)                                     120            116         6.680%         8,628.96      12/01/98
83  Tierra Verde Marine Center                                120            112         7.330%        50,229.86      08/01/98
84  Aurora Square                                             120            117         7.000%        44,708.33      01/01/99
85  Merchant's Square  (4)                                    120            118         7.150%        45,508.18      02/01/99
86  Northwood Hills Shopping Center                           120            119         7.570%        45,760.91      03/01/99
87  36th Street Office Center                                 120            118         7.550%        45,671.69      02/01/99
88  Fifth Avenue Apartments                                   120            118         7.160%        43,269.28      02/01/99
89  The Watermill Apartments                                  120            116         7.180%        43,355.83      12/01/98
90  Brooks Corner                                             120            120         7.610%        47,008.15      04/01/99
91  Hollywood Ardmore Apartments                              120            117         7.800%        44,991.91      01/01/99
92  Chasewood Apartments                                      120            118         7.290%        42,189.31      02/01/99
93  Kingsgate North                                           120            116         7.000%        39,119.79      12/01/98
94  Fairfield Suites Pittsburgh/Airport                       120            119         7.660%        43,766.70      03/01/99
95  Seatree Apartments                                        120            118         7.290%        39,997.66      02/01/99
96  All Aboard Mini Storage - Alhambra                        120            115         7.190%        38,516.73      11/01/98
97  West Century Center                                       120            119         7.780%        40,235.24      03/01/99
98  Universal Plaza                                           120            118         7.650%        39,449.00      02/01/99
99  Crestview Market Place                                    120            116         7.000%        36,591.64      12/01/98
100 New Franklin Apartments                                   120            116         6.250%        41,703.84      12/01/98
101 Windjammer Apartments                                     120            119         7.460%        36,397.92      03/01/99
102 Woodlake Village Apartments                               120            115         6.660%        33,673.65      11/01/98
103 Comfort Inn - Hopewell, VA                                120            117         7.375%        38,005.74      01/01/99
104 Linens N Things                                           240            229         6.950%        35,597.06      05/01/98
105 The Woods Apartments                                      120            118         7.220%        34,333.60      02/01/99
106 Moonlight Garden Apartments                               120            118         7.730%        35,658.58      02/01/99
107 Sagamore Court Apartments                                 120            118         6.920%        32,798.94      02/01/99
108 Carriage Hill Apartments                                  120            117         7.000%        32,865.94      01/01/99
109 Dowling Office Building                                   120            118         7.400%        33,303.47      02/01/99
110 Main Street Plaza Shopping Center                         120            116         7.000%        31,748.24      12/01/98
111 Friendship Crossing Apartments                            120            118         7.430%        32,020.05      02/01/99
112 Spruce Properties  (1J)                                   120            117         7.600%        13,944.98      01/01/99
113 Oak Grove Apartments  (1J)                                120            117         7.600%        10,414.60      01/01/99
114 Aldrich Apartments  (1J)                                  120            117         7.600%         7,413.78      01/01/99
115 One Bellemead Center                                      120            117         7.910%        32,715.69      01/01/99
116 Denver Tech Center #30                                    120            117         7.000%        29,772.29      01/01/99
117 Preston Racquet Club Condominiums and Apartments          120            119         7.790%        31,571.93      03/01/99
118 Sand Lake Apartments                                      300            289         7.180%        29,807.13      05/01/98
119 Mobile Estate Mobile Home Park                            180            177         7.300%        29,479.55      01/01/99
120 Colonia Shopping Center                                   120            119         7.500%        29,954.35      03/01/99
121 Vista Ridge Center III                                    120            118         7.750%        30,626.62      02/01/99
122 Parkside East Apartments                                  120            117         7.250%        28,651.40      01/01/99
123 Northpark Village                                         120            116         7.000%        27,410.46      12/01/98
124 Breakers Apartments                                       120            115         6.850%        26,839.42      11/01/98
125 Picnic Lawn Apartments                                    120            118         7.460%        27,859.10      02/01/99
126 32nd Street and McDowell Road Shopping Center             120            116         7.150%        27,016.27      12/01/98

                                                              Maturity                   Prepayment Provision            Defeasance
 #  Property Name                                              Date         ARD(8)      as of Origination (9)            Option(10)
 -  -------------                                              ----         ------      ---------------------            ----------
64  Hollywood Plaza                                           11/01/28      11/01/08     L (9.75), O (0.25)                  Yes
65  50-60 Worcester Rd.                                       02/01/09                   L (9.75), O (0.25)                  Yes
66  Mahwah Business Park                                      08/01/08                   L (9.5), O (0.5)                    Yes
67  Silvernail Shopping Center                                02/01/09                   L (9.67), O (0.33)                  Yes
68  Tech Center 29 Office/Warehouse Complex                   02/01/09                   L (9.5), O (0.5)                    Yes
69  Centre North Shopping Center                              11/01/08                   L (9.75), O (0.25)                  Yes
70  Cranbrook Centre Apartments  (1H)                         01/01/09                   L (9.5), O (0.5)                    Yes
71  Cranbrook Centre Office Buildings  (1H)                   01/01/09                   L (9.5), O (0.5)                    Yes
72  Lubbock Shopping Parkade                                  01/01/09                   L (9.75), O (0.25)                  Yes
73  Marin Club Apartments                                     01/01/09                   L (9.75), O (0.25)                  Yes
74  Prunedale Center                                          11/01/28      11/01/08     L (9.75), O (0.25)                  Yes
75  Lamplighter Ontario MHP                                   01/01/04                   L (4.75), O (0.25)                  Yes
76  Marycrest Shopping Center  (3)                            12/01/08                   L (9.5), O (0.5)                    Yes
77  Elm Plaza Shopping Center                                 11/01/08                   L (9.5), O (0.5)                    Yes
78  Century Plaza East                                        12/01/08                   L (9.75), O (0.25)                  Yes
79  Keller Springs Tech Center                                01/01/09                   L (9.75), O (0.25)                  Yes
80  Mobile Gardens/Holly View Mobile Home Park  (1I)          11/01/28      11/01/08     L (9.75), O (0.25)                  Yes
81  Stony Chase/Rock Creek Mobile Home Park  (1I)             11/01/28      11/01/08     L (9.75), O (0.25)                  Yes
82  Briarwood Manor  (1I)                                     11/01/28      11/01/08     L (9.75), O (0.25)                  Yes
83  Tierra Verde Marine Center                                07/01/23      07/01/08     L (9.5), O (0.5)                    Yes
84  Aurora Square                                             12/01/08                   L (9.75), O (0.25)                  Yes
85  Merchant's Square  (4)                                    01/01/09                   L (9.5), O (0.5)                    Yes
86  Northwood Hills Shopping Center                           02/01/09                   L (9.5), O (0.5)                    Yes
87  36th Street Office Center                                 01/01/09                   L (9.75), O (0.25)                  Yes
88  Fifth Avenue Apartments                                   01/01/09                   L (9.5), O (0.5)                    Yes
89  The Watermill Apartments                                  11/01/08                   L (9.5), O (0.5)                    Yes
90  Brooks Corner                                             03/01/09                   L (9.5), O (0.5)                    Yes
91  Hollywood Ardmore Apartments                              12/01/08                   L (9.5), O (0.5)                    Yes
92  Chasewood Apartments                                      01/01/09                   L (9.75), O (0.25)                  Yes
93  Kingsgate North                                           11/01/08                   L (9.75), O (0.25)                  Yes
94  Fairfield Suites Pittsburgh/Airport                       02/01/09                   L (9.75), O (0.25)                  Yes
95  Seatree Apartments                                        01/01/09                   L (9.75), O (0.25)                  Yes
96  All Aboard Mini Storage - Alhambra                        10/01/28      10/01/08     L (9.75), O (0.25)                  Yes
97  West Century Center                                       02/01/09                   L (9.75), O (0.25)                  Yes
98  Universal Plaza                                           01/01/09                   L (9.75), O (0.25)                  Yes
99  Crestview Market Place                                    11/01/08                   L (9.75), O (0.25)                  Yes
100 New Franklin Apartments                                   11/01/08                   L (9.5), O (0.5)                    Yes
101 Windjammer Apartments                                     02/01/09                   L (9.5), O (0.5)                    Yes
102 Woodlake Village Apartments                               10/01/08                   L (9.5), O (0.5)                    Yes
103 Comfort Inn - Hopewell, VA                                12/01/08                   L (9.5), O (0.5)                    Yes
104 Linens N Things                                           04/01/25      04/01/18     L (9.92), YM 1% (9.58), O (0.5)     No
105 The Woods Apartments                                      01/01/09                   L (9.75), O (0.25)                  Yes
106 Moonlight Garden Apartments                               01/01/09                   L (9.75), O (0.25)                  Yes
107 Sagamore Court Apartments                                 01/01/09                   L (9.5), O (0.5)                    Yes
108 Carriage Hill Apartments                                  12/01/08                   L (9.5), O (0.5)                    Yes
109 Dowling Office Building                                   01/01/09                   L (9.75), O (0.25)                  Yes
110 Main Street Plaza Shopping Center                         11/01/08      11/01/08     L (9.75), O (0.25)                  Yes
111 Friendship Crossing Apartments                            01/01/09                   L (9.75), O (0.25)                  Yes
112 Spruce Properties  (1J)                                   12/01/08                   L (9.5), O (0.5)                    Yes
113 Oak Grove Apartments  (1J)                                12/01/08                   L (9.5), O (0.5)                    Yes
114 Aldrich Apartments  (1J)                                  12/01/08                   L (9.5), O (0.5)                    Yes
115 One Bellemead Center                                      12/01/08                   L (9.67), O (0.33)                  Yes
116 Denver Tech Center #30                                    01/01/09                   L (9.75), O (0.25)                  Yes
117 Preston Racquet Club Condominiums and Apartments          02/01/09                   L (9.75), O (0.25)                  Yes
118 Sand Lake Apartments                                      04/01/23                   L (9.92), YM 1% (14.83), O (0.25)   No
119 Mobile Estate Mobile Home Park                            12/01/13                   L (14.5), O (0.5)                   Yes
120 Colonia Shopping Center                                   02/01/09                   L (9.67), O (0.33)                  Yes
121 Vista Ridge Center III                                    01/01/09                   L (9.75), O (0.25)                  Yes
122 Parkside East Apartments                                  12/01/08                   L (9.75), O (0.25)                  Yes
123 Northpark Village                                         11/01/08                   L (9.75), O (0.25)                  Yes
124 Breakers Apartments                                       10/01/28      10/01/08     L (9.5), O (0.5)                    Yes
125 Picnic Lawn Apartments                                    01/01/09                   L (9.75), O (0.25)                  Yes
126 32nd Street and McDowell Road Shopping Center             11/01/08                   L (9.75), O (0.25)                  Yes

                     Characteristics of the Mortgage Loans



                                                                                                           Original      Remaining
                                                              Original        Cut-off      Percentage of  Amortization  Amortization
                                                              Principal        Date           Initial        Term          Term
 #  Property Name                                              Balance       Balance (6)   Pool Balance    (months)      (months)
 -  -------------                                              -------       -----------   ------------    --------      --------
127 Triangle Corporate Center                                  4,000,000       3,985,516        0.3%          360           356
128 One West Hills Office                                      3,950,000       3,943,084        0.3%          360           358
129 Harper Regency Apartments                                  3,975,000       3,942,885        0.3%          360           349
130 Heritage Green Shopping Center                             3,850,000       3,843,471        0.3%          360           358
131 Captain's Landing Apartments                               3,811,000       3,802,289        0.3%          360           357
132 All Aboard Mini Storage - Fremont                          3,800,000       3,785,612        0.3%          360           355
133 Century Plaza Strip Shopping Center  (1K)                  2,100,000       2,088,575        0.2%          300           296
134 Albany Square Strip Shopping Center  (1K)                  1,700,000       1,690,751        0.1%          300           296
135 Larrabee Complex                                           3,700,000       3,685,680        0.3%          300           297
136 Cedar Garden Apartments                                    3,680,000       3,673,780        0.3%          360           358
137 All Aboard Mini Storage - Stanton                          3,680,000       3,666,066        0.3%          360           355
138 Windtree Apartments - Phase I                              3,600,000       3,593,944        0.3%          360           358
139 Lake City Mini-Storage                                     3,600,000       3,582,501        0.3%          300           296
140 Huntington Mobile Estates                                  3,500,000       3,488,993        0.3%          360           356
141 Everhart Park Shopping Center                              3,500,000       3,488,424        0.3%          360           356
142 Rafael North Executive Park                                3,500,000       3,484,424        0.3%          324           320
143 Westwind Estates                                           3,448,000       3,440,039        0.3%          360           357
144 Hewlett Shopping Center                                    3,400,000       3,392,008        0.3%          360           357
145 Forest Park Village                                        3,280,000       3,273,025        0.3%          360           357
146 2700 Richards Building                                     3,243,000       3,239,230        0.3%          360           359
147 Lincoln Park Center                                        3,219,000       3,211,916        0.3%          360           357
148 Cedar Heights Apartments                                   3,100,000       3,096,364        0.2%          360           359
149 The North Oak Apartments                                   3,100,000       3,096,333        0.2%          360           359
150 Arrowhead Court Apartments                                 3,100,000       3,089,758        0.2%          360           356
151 The Citibank Building                                      3,100,000       3,089,758        0.2%          360           356
152 Petco/Starbucks S/C                                        3,085,000       3,078,211        0.2%          360           357
153 1870 Ogden Drive                                           3,080,000       3,076,465        0.2%          360           359
154 Woodland Park Office Building                              3,050,000       3,043,676        0.2%          360           357
155 Costa Mesa Mobile Estates                                  3,000,000       2,996,361        0.2%          360           359
156 Tree Top Apartments                                        3,000,000       2,996,535        0.2%          360           359
157 Greenville Village Mobile Home Park                        3,000,000       2,992,519        0.2%          300           298
158 Brookwood Village                                          3,000,000       2,989,241        0.2%          360           356
159 Rose Grove Mobile Home Park                                3,000,000       2,987,966        0.2%          360           355
160 Little River Shopping Center                               2,960,000       2,956,573        0.2%          360           359
161 The Amberton Apartments                                    2,900,000       2,890,880        0.2%          360           356
162 Best Western Worlds of Fun                                 2,897,000       2,890,249        0.2%          300           298
163 All Aboard Mini Storage - Anaheim                          2,900,000       2,889,020        0.2%          360           355
164 Waterway Crossing Apartments                               2,850,000       2,824,908        0.2%          360           349
165 The Borders Building                                       2,850,000       2,823,462        0.2%          180           177
166 Ken-Caryl Business Center                                  2,830,000       2,819,285        0.2%          360           355
167 Alta Vista Mobile Home Park                                2,800,000       2,795,415        0.2%          360           358
168 Palm Springs Self Storage                                  2,800,000       2,790,696        0.2%          300           297
169 Holiday Inn Express Auburn                                 2,800,000       2,789,581        0.2%          300           297
170 Caruth Haven Retail Center                                 2,800,000       2,789,237        0.2%          360           355
171 3456 Ridge Property                                        2,800,000       2,788,732        0.2%          360           356
172 Campus Plaza Shopping Center                               2,750,000       2,741,352        0.2%          360           356
173 All Aboard Mini Storage - San Gabriel                      2,740,000       2,729,625        0.2%          360           355
174 Point O' Woods Apartments                                  2,720,000       2,716,809        0.2%          360           359
175 Williamsburg on the Lake Apartments                        2,743,468       2,694,425        0.2%          300           285
176 Airport Business Center                                    2,700,000       2,693,962        0.2%          360           357
177 Staples - Wilmington                                       2,680,000       2,676,919        0.2%          360           359
178 Felicita Junction                                          2,675,000       2,671,870        0.2%          360           359
179 The Bordeaux Apartments                                    2,680,000       2,666,424        0.2%          360           355
180 High Point Village I Apartments                            2,650,000       2,650,000        0.2%          360           360
181 Assured Self Storage Facility                              2,650,000       2,643,825        0.2%          300           298
182 Staples - Valparaiso                                       2,560,000       2,557,057        0.2%          360           359
183 Fruitland Grove Family Park                                2,520,000       2,505,622        0.2%          360           352
184 Centennial Creek Office Park                               2,500,000       2,493,826        0.2%          360           357
185 Park Lane Village Apartments  (1L)                         1,350,000       1,345,453        0.1%          300           297
186 Rynearson Lane Village Apartments  (1L)                    1,150,000       1,146,126        0.1%          300           297
187 Holiday Inn Express Ottawa                                 2,500,000       2,490,697        0.2%          300           297
188 Ross Apartments                                            2,500,000       2,488,010        0.2%          360           355
189 339 S. Ardmore Apartments                                  2,500,000       2,487,451        0.2%          360           354

                                                           Original       Remaining
                                                            Term to        Term to                                      First
                                                            Maturity       Maturity     Mortgage        Monthly        Payment
 #  Property Name                                         (months)(7)    (months)(7)     Rate           Payment         Date
 -  -------------                                         -----------    -----------     ----           -------         ----
127 Triangle Corporate Center                                 120            116         6.530%        25,361.69      12/01/98
128 One West Hills Office                                     120            118         7.300%        27,080.05      02/01/99
129 Harper Regency Apartments                                 300            289         7.210%        27,008.75      05/01/98
130 Heritage Green Shopping Center                            120            118         7.500%        26,919.76      02/01/99
131 Captain's Landing Apartments                              89              86         7.390%        26,360.60      01/01/99
132 All Aboard Mini Storage - Fremont                         120            115         7.190%        25,768.23      11/01/98
133 Century Plaza Strip Shopping Center  (1K)                 120            116         6.430%        14,087.63      12/01/98
134 Albany Square Strip Shopping Center  (1K)                 120            116         6.430%        11,404.27      12/01/98
135 Larrabee Complex                                          120            117         6.750%        25,563.73      01/01/99
136 Cedar Garden Apartments                                   120            118         7.520%        25,781.51      02/01/99
137 All Aboard Mini Storage - Stanton                         120            115         7.190%        24,954.50      11/01/98
138 Windtree Apartments - Phase I                             120            118         7.550%        25,295.09      02/01/99
139 Lake City Mini-Storage                                    120            116         7.150%        25,789.57      12/01/98
140 Huntington Mobile Estates                                 120            116         7.250%        23,876.17      12/01/98
141 Everhart Park Shopping Center                             120            116         7.000%        23,285.59      12/01/98
142 Rafael North Executive Park                               120            116         6.680%        23,348.17      12/01/98
143 Westwind Estates                                          120            117         7.340%        23,732.29      01/01/99
144 Hewlett Shopping Center                                   120            117         7.250%        23,193.99      01/01/99
145 Forest Park Village                                       120            117         7.750%        23,498.32      01/01/99
146 2700 Richards Building                                    120            119         7.460%        22,586.77      03/01/99
147 Lincoln Park Center                                       120            117         7.580%        22,684.31      01/01/99
148 Cedar Heights Apartments                                  120            119         7.350%        21,358.14      03/01/99
149 The North Oak Apartments                                  120            119         7.250%        21,147.46      03/01/99
150 Arrowhead Court Apartments                                120            116         7.000%        20,624.38      12/01/98
151 The Citibank Building                                     120            116         7.000%        20,624.38      12/01/98
152 Petco/Starbucks S/C                                       120            117         7.580%        21,740.02      01/01/99
153 1870 Ogden Drive                                          120            119         7.620%        21,789.45      03/01/99
154 Woodland Park Office Building                             120            117         7.875%        22,114.62      01/01/99
155 Costa Mesa Mobile Estates                                 120            119         6.960%        19,878.55      03/01/99
156 Tree Top Apartments                                       120            119         7.540%        21,058.67      03/01/99
157 Greenville Village Mobile Home Park                       120            118         7.500%        22,169.74      02/01/99
158 Brookwood Village                                         120            116         6.580%        19,120.15      12/01/98
159 Rose Grove Mobile Home Park                               120            115         6.920%        19,798.15      11/01/98
160 Little River Shopping Center                              144            143         7.510%        20,717.02      03/01/99
161 The Amberton Apartments                                   120            116         7.250%        19,783.11      12/01/98
162 Best Western Worlds of Fun                                120            118         8.000%        22,359.52      02/01/99
163 All Aboard Mini Storage - Anaheim                         120            115         7.190%        19,665.23      11/01/98
164 Waterway Crossing Apartments                              180            169         6.830%        18,636.86      05/01/98
165 The Borders Building                                      120            117         7.250%        26,016.59      01/01/99
166 Ken-Caryl Business Center                                 120            115         7.190%        19,190.55      11/01/98
167 Alta Vista Mobile Home Park                               84              82         7.720%        20,001.53      02/01/99
168 Palm Springs Self Storage                                 120            117         7.710%        21,075.73      01/01/99
169 Holiday Inn Express Auburn                                120            117         7.000%        19,789.82      01/01/99
170 Caruth Haven Retail Center                                120            115         7.120%        18,854.67      11/01/98
171 3456 Ridge Property                                       120            116         5.980%        16,751.43      12/01/98
172 Campus Plaza Shopping Center                              120            116         7.250%        18,759.85      12/01/98
173 All Aboard Mini Storage - San Gabriel                     120            115         7.190%        18,580.25      11/01/98
174 Point O' Woods Apartments                                 120            119         7.350%        18,740.04      03/01/99
175 Williamsburg on the Lake Apartments                       120            105         7.500%        20,275.53      01/01/98
176 Airport Business Center                                   120            117         7.500%        18,878.79      01/01/99
177 Staples - Wilmington                                      120            119         7.600%        18,922.80      03/01/99
178 Felicita Junction                                         120            119         7.380%        18,484.68      03/01/99
179 The Bordeaux Apartments                                   120            115         5.960%        15,999.10      11/01/98
180 High Point Village I Apartments                           120            120         7.630%        18,765.65      04/01/99
181 Assured Self Storage Facility                             120            118         8.000%        20,453.13      02/01/99
182 Staples - Valparaiso                                      120            119         7.600%        18,075.51      03/01/99
183 Fruitland Grove Family Park                               120            112         7.280%        17,242.15      08/01/98
184 Centennial Creek Office Park                              120            117         7.000%        16,632.56      01/01/99
185 Park Lane Village Apartments  (1L)                        120            117         7.625%        10,086.40      01/01/99
186 Rynearson Lane Village Apartments  (1L)                   120            117         7.625%         8,592.12      01/01/99
187 Holiday Inn Express Ottawa                                120            117         7.000%        17,669.48      01/01/99
188 Ross Apartments                                           120            115         6.060%        15,085.34      11/01/98
189 339 S. Ardmore Apartments                                 120            114         6.970%        16,582.22      10/01/98

                                                              Maturity                   Prepayment Provision            Defeasance
 #  Property Name                                              Date         ARD(8)      as of Origination (9)            Option(10)
 -  -------------                                              ----         ------      ---------------------            ----------
127 Triangle Corporate Center                                 11/01/28      11/01/08     L (9.75), O (0.25)                  Yes
128 One West Hills Office                                     01/01/09                   L (9.75), O (0.25)                  Yes
129 Harper Regency Apartments                                 04/01/23                   L (7.92), YM 1% (16.83), O (0.25)   No
130 Heritage Green Shopping Center                            01/01/09                   L (9.75), O (0.25)                  Yes
131 Captain's Landing Apartments                              05/01/06                   L (4), YM 1% (2.92), O (0.5)        No
132 All Aboard Mini Storage - Fremont                         10/01/28      10/01/08     L (9.75), O (0.25)                  Yes
133 Century Plaza Strip Shopping Center  (1K)                 11/01/08                   L (9.5), O (0.5)                    Yes
134 Albany Square Strip Shopping Center  (1K)                 11/01/08                   L (9.5), O (0.5)                    Yes
135 Larrabee Complex                                          12/01/08                   L (9.5), O (0.5)                    Yes
136 Cedar Garden Apartments                                   01/01/09                   L (9.75), O (0.25)                  Yes
137 All Aboard Mini Storage - Stanton                         10/01/28      10/01/08     L (9.75), O (0.25)                  Yes
138 Windtree Apartments - Phase I                             01/01/09                   L (9.75), O (0.25)                  Yes
139 Lake City Mini-Storage                                    11/01/08                   L (9.75), O (0.25)                  Yes
140 Huntington Mobile Estates                                 11/01/28      11/01/08     L (9.75), O (0.25)                  Yes
141 Everhart Park Shopping Center                             11/01/28      11/01/08     L (9.67), O (0.33)                  Yes
142 Rafael North Executive Park                               11/01/08                   L (9.75), O (0.25)                  Yes
143 Westwind Estates                                          12/01/28      12/01/08     L (9.75), O (0.25)                  Yes
144 Hewlett Shopping Center                                   12/01/08                   L (9.75), O (0.25)                  Yes
145 Forest Park Village                                       12/01/08                   L (9.75), O (0.25)                  Yes
146 2700 Richards Building                                    02/01/09                   L (9.75), O (0.25)                  Yes
147 Lincoln Park Center                                       12/01/08                   L (9.5), O (0.5)                    Yes
148 Cedar Heights Apartments                                  02/01/09                   L (9.75), O (0.25)                  Yes
149 The North Oak Apartments                                  02/01/09                   L (9.75), O (0.25)                  Yes
150 Arrowhead Court Apartments                                11/01/08                   L (9.75), O (0.25)                  Yes
151 The Citibank Building                                     11/01/28      11/01/08     L (9.75), O (0.25)                  Yes
152 Petco/Starbucks S/C                                       12/01/08                   L (9.75), O (0.25)                  Yes
153 1870 Ogden Drive                                          02/01/09                   L (9.75), O (0.25)                  Yes
154 Woodland Park Office Building                             12/01/08                   L (9.5), O (0.5)                    Yes
155 Costa Mesa Mobile Estates                                 02/01/09                   L (9.5), O (0.5)                    Yes
156 Tree Top Apartments                                       02/01/09                   L (9.75), O (0.25)                  Yes
157 Greenville Village Mobile Home Park                       01/01/09                   L (9.5), O (0.5)                    Yes
158 Brookwood Village                                         11/01/08                   L (9.75), O (0.25)                  Yes
159 Rose Grove Mobile Home Park                               10/01/28      10/01/08     L (9.5), O (0.5)                    Yes
160 Little River Shopping Center                              02/01/11                   L (11.67), O (0.33)                 Yes
161 The Amberton Apartments                                   11/01/08                   L (9.5), O (0.5)                    Yes
162 Best Western Worlds of Fun                                01/01/09                   L (9.75), O (0.25)                  Yes
163 All Aboard Mini Storage - Anaheim                         10/01/28      10/01/08     L (9.75), O (0.25)                  Yes
164 Waterway Crossing Apartments                              04/01/28      04/01/13     L (4.92), YM 1% (9.83), O (0.25)    No
165 The Borders Building                                      12/01/08                   L (9.75), O (0.25)                  Yes
166 Ken-Caryl Business Center                                 10/01/28      10/01/08     L (9.75), O (0.25)                  Yes
167 Alta Vista Mobile Home Park                               01/01/06                   L (6.75), O (0.25)                  Yes
168 Palm Springs Self Storage                                 12/01/08                   L (9.75), O (0.25)                  Yes
169 Holiday Inn Express Auburn                                12/01/08                   L (9.5), O (0.5)                    Yes
170 Caruth Haven Retail Center                                10/01/28      10/01/08     L (9.75), O (0.25)                  Yes
171 3456 Ridge Property                                       11/01/28      11/01/08     L (9.75), O (0.25)                  Yes
172 Campus Plaza Shopping Center                              11/01/28      11/01/08     L (3), YM 1% (6.5), O (0.5)         No
173 All Aboard Mini Storage - San Gabriel                     10/01/28      10/01/08     L (9.75), O (0.25)                  Yes
174 Point O' Woods Apartments                                 02/01/09                   L (9.75), O (0.25)                  Yes
175 Williamsburg on the Lake Apartments                       12/01/07                   L (3), YM 1% (7)                    No
176 Airport Business Center                                   12/01/08                   L (9.5), O (0.5)                    Yes
177 Staples - Wilmington                                      02/01/09                   L (9.75), O (0.25)                  Yes
178 Felicita Junction                                         02/01/09                   L (9.75), O (0.25)                  Yes
179 The Bordeaux Apartments                                   10/01/28      10/01/08     L (9.67), O (0.33)                  Yes
180 High Point Village I Apartments                           03/01/09                   L (9.5), O (0.5)                    Yes
181 Assured Self Storage Facility                             01/01/09                   L (9.75), O (0.25)                  Yes
182 Staples - Valparaiso                                      02/01/09                   L (9.75), O (0.25)                  Yes
183 Fruitland Grove Family Park                               07/01/28      07/01/08     L (4), YM 1% (5.75), O (0.25)       No
184 Centennial Creek Office Park                              12/01/08                   L (9.75), O (0.25)                  Yes
185 Park Lane Village Apartments  (1L)                        12/01/08                   L (9.5), O (0.5)                    Yes
186 Rynearson Lane Village Apartments  (1L)                   12/01/08                   L (9.5), O (0.5)                    Yes
187 Holiday Inn Express Ottawa                                12/01/08                   L (9.5), O (0.5)                    Yes
188 Ross Apartments                                           10/01/28      10/01/08     L (9.75), O (0.25)                  Yes
189 339 S. Ardmore Apartments                                 09/01/28      09/01/08     L (9.75), O (0.25)                  Yes

                     Characteristics of the Mortgage Loans



                                                                                                           Original      Remaining
                                                              Original        Cut-off      Percentage of  Amortization  Amortization
                                                              Principal        Date           Initial        Term          Term
 #  Property Name                                              Balance       Balance (6)   Pool Balance    (months)      (months)
 -  -------------                                              -------       -----------   ------------    --------      --------
190 Edgewater Beach Resort                                     2,493,000       2,487,007        0.2%          300           298
191 Fondren Hill Apartments                                    2,450,000       2,438,627        0.2%          360           355
192 Cottonwood Plaza                                           2,400,000       2,394,370        0.2%          360           357
193 Southport Shops                                            2,400,000       2,392,453        0.2%          360           356
194 Hawthorne Hill Apartments                                  2,400,000       2,389,375        0.2%          360           355
195 Days Inn Waccamaw                                          2,400,000       2,387,655        0.2%          300           296
196 Turtle Oaks Apartments                                     2,344,000       2,341,262        0.2%          360           359
197 Linden Place Mobile Home Park                              2,325,000       2,313,654        0.2%          300           296
198 Moore Lake Commons Shopping Center                         2,300,000       2,295,187        0.2%          360           357
199 Imperial Manor West Apartments                             2,300,000       2,281,127        0.2%          300           293
200 Brown School Station Apts.                                 2,260,000       2,249,293        0.2%          360           354
201 South Street Seaport Office Center                         2,250,000       2,242,342        0.2%          300           297
202 Hathaway Commerce Center                                   2,200,000       2,195,081        0.2%          360           357
203 Corinthian Apartments                                      2,200,000       2,187,615        0.2%          360           353
204 Walgreen's Drug Store - Swansea                            2,190,000       2,184,954        0.2%          360           357
205 Catalina Apartments                                        2,176,000       2,172,345        0.2%          360           358
206 Devonshire Square Retail Center                            2,125,000       2,118,371        0.2%          300           297
207 1440 N. Vine Street                                        2,100,000       2,093,062        0.2%          360           356
208 College Park Apartments                                    2,100,000       2,088,510        0.2%          360           353
209 Country Brooke Apartments                                  2,067,000       2,055,765        0.2%          360           353
210 Hillside View Apartments                                   2,050,000       2,038,134        0.2%          240           237
211 Benihana Restaurant                                        2,000,000       1,996,924        0.2%          300           299
212 Crosswinds Apartments                                      2,000,000       1,996,476        0.2%          360           358
213 Imperial Plaza Retail Center                               2,000,000       1,995,314        0.2%          300           298
214 Twin Lakes Mobile Home Park                                2,000,000       1,992,704        0.2%          300           297
215 Antietam Village Center                                    2,000,000       1,990,431        0.2%          300           296
216 Gateway Shoppes                                            2,000,000       1,989,534        0.2%          300           296
217 Red Onion Building                                         2,000,000       1,989,353        0.2%          300           296
218 526 South Ardmore Avenue                                   2,000,000       1,985,158        0.2%          360           351
219 All Aboard Mini Storage - Santa Ana                        1,894,000       1,886,829        0.2%          360           355
220 Villa East I & II                                          1,870,000       1,867,888        0.1%          360           359
221 Courtyard Apartments                                       1,850,000       1,846,761        0.1%          360           358
222 Sunset View Village Apartments                             1,852,000       1,845,711        0.1%          360           356
223 Wilmington Plaza                                           1,845,000       1,841,901        0.1%          360           358
224 The Nations Bank Building                                  1,850,000       1,840,216        0.1%          240           237
225 Quail Ridge Apartments                                     1,840,000       1,829,799        0.1%          360           353
226 Best Western KCI Airport                                   1,826,000       1,821,745        0.1%          300           298
227 Laurel Heights Apartments                                  1,800,000       1,790,996        0.1%          360           354
228 El Monte Mobile Air Mobile Home Park                       1,800,000       1,789,682        0.1%          360           352
229 Harold Gilstrap Shopping Center                            1,800,000       1,786,750        0.1%          300           294
230 Lakeside Apartments                                        1,800,000       1,781,950        0.1%          216           212
231 Park Glen Apartments                                       1,750,000       1,744,104        0.1%          360           356
232 St. Lucie Mobile Village                                   1,750,000       1,743,616        0.1%          300           297
233 Ravenscroft Apartments                                     1,750,000       1,740,783        0.1%          360           354
234 Coach Country Corral MHP                                   1,750,000       1,733,966        0.1%          300           292
235 Seaside Village Shopping Center                            1,725,000       1,722,395        0.1%          300           299
236 Sherwood Park Apartments                                   1,700,000       1,696,004        0.1%          360           357
237 Ravenna Plaza                                              1,701,000       1,695,492        0.1%          300           297
238 Holiday Inn Express Oglesby                                1,700,000       1,693,674        0.1%          300           297
239 Central/Magnolia Retail Center                             1,695,000       1,688,244        0.1%          360           355
240 Rolling Hills Estates                                      1,700,000       1,686,359        0.1%          300           293
241 Saticoy-Royale Apartments                                  1,670,000       1,664,748        0.1%          360           356
242 Holiday/Park Riviera Mobile Home Park                      1,645,000       1,637,436        0.1%          300           296
243 Gottschalk's Department Store                              1,610,000       1,602,597        0.1%          300           296
244 Justin Apartments                                          1,600,000       1,597,176        0.1%          360           358
245 Fountain Square Apartments                                 1,600,000       1,595,872        0.1%          300           298
246 383 St. Johns Place                                        1,600,000       1,594,755        0.1%          360           356
247 Days Inn                                                   1,600,000       1,592,690        0.1%          300           296
248 Market Plaza                                               1,575,000       1,563,876        0.1%          252           248
249 Michigan Plaza & Bender Plaza                              1,550,000       1,546,334        0.1%          300           298
250 Mockingbird Park Retail Building                           1,540,000       1,534,709        0.1%          360           356
251 Poolesville Village Center                                 1,525,000       1,520,437        0.1%          360           356
252 Executive Park Offices                                     1,501,000       1,499,290        0.1%          360           359

                                                           Original       Remaining
                                                            Term to        Term to                                      First
                                                            Maturity       Maturity     Mortgage        Monthly        Payment
 #  Property Name                                         (months)(7)    (months)(7)     Rate           Payment         Date
 -  -------------                                         -----------    -----------     ----           -------         ----
190 Edgewater Beach Resort                                    120            118         7.770%        18,863.09      02/01/99
191 Fondren Hill Apartments                                   120            115         6.220%        15,037.30      11/01/98
192 Cottonwood Plaza                                          120            117         7.260%        16,388.51      01/01/99
193 Southport Shops                                           120            116         7.250%        16,372.23      12/01/98
194 Hawthorne Hill Apartments                                 120            115         6.450%        15,090.80      11/01/98
195 Days Inn Waccamaw                                         120            116         6.790%        16,642.55      12/01/98
196 Turtle Oaks Apartments                                    120            119         7.400%        16,229.38      03/01/99
197 Linden Place Mobile Home Park                             120            116         7.125%        16,618.48      12/01/98
198 Moore Lake Commons Shopping Center                        120            117         7.830%        16,604.81      01/01/99
199 Imperial Manor West Apartments                            120            113         7.130%        16,447.16      09/01/98
200 Brown School Station Apts.                                120            114         7.050%        15,111.80      10/01/98
201 South Street Seaport Office Center                        120            117         7.560%        16,715.21      01/01/99
202 Hathaway Commerce Center                                  120            117         7.500%        15,382.72      01/01/99
203 Corinthian Apartments                                     120            113         6.840%        14,401.02      09/01/98
204 Walgreen's Drug Store - Swansea                           120            117         7.350%        15,088.49      01/01/99
205 Catalina Apartments                                       120            118         7.560%        15,304.41      02/01/99
206 Devonshire Square Retail Center                           120            117         8.100%        16,542.11      01/01/99
207 1440 N. Vine Street                                       120            116         7.000%        13,971.35      12/01/98
208 College Park Apartments                                   120            113         6.970%        13,929.07      09/01/98
209 Country Brooke Apartments                                 120            113         7.000%        13,751.80      09/01/98
210 Hillside View Apartments                                  240            237         7.000%        15,893.63      01/01/99
211 Benihana Restaurant                                       120            119         7.650%        14,975.51      03/01/99
212 Crosswinds Apartments                                     120            118         7.260%        13,657.09      02/01/99
213 Imperial Plaza Retail Center                              120            118         7.960%        15,383.37      02/01/99
214 Twin Lakes Mobile Home Park                               120            117         7.125%        14,295.46      01/01/99
215 Antietam Village Center                                   120            116         7.250%        14,456.14      12/01/98
216 Gateway Shoppes                                           120            116         6.680%        13,729.95      12/01/98
217 Red Onion Building                                        120            116         6.570%        13,591.75      12/01/98
218 526 South Ardmore Avenue                                  120            111         7.090%        13,427.16      07/01/98
219 All Aboard Mini Storage - Santa Ana                       120            115         7.190%        12,843.43      11/01/98
220 Villa East I & II                                         120            119         7.830%        13,500.44      03/01/99
221 Courtyard Apartments                                      120            118         7.300%        12,683.06      02/01/99
222 Sunset View Village Apartments                            120            116         6.860%        12,147.77      12/01/98
223 Wilmington Plaza                                          120            118         7.560%        12,976.39      02/01/99
224 The Nations Bank Building                                 120            117         7.740%        15,176.14      01/01/99
225 Quail Ridge Apartments                                    120            113         6.910%        12,130.55      09/01/98
226 Best Western KCI Airport                                  120            118         8.000%        14,093.36      02/01/99
227 Laurel Heights Apartments                                 120            114         6.790%        11,722.67      10/01/98
228 El Monte Mobile Air Mobile Home Park                      120            112         7.260%        12,291.38      08/01/98
229 Harold Gilstrap Shopping Center                           120            114         6.960%        12,676.13      10/01/98
230 Lakeside Apartments                                       180            176         6.350%        14,003.72      12/01/98
231 Park Glen Apartments                                      120            116         6.900%        11,525.50      12/01/98
232 St. Lucie Mobile Village                                  120            117         7.125%        12,508.53      01/01/99
233 Ravenscroft Apartments                                    120            114         6.540%        11,107.27      10/01/98
234 Coach Country Corral MHP                                  120            112         7.190%        12,581.55      08/01/98
235 Seaside Village Shopping Center                           120            119         7.880%        13,176.99      03/01/99
236 Sherwood Park Apartments                                  180            177         7.250%        11,597.00      01/01/99
237 Ravenna Plaza                                             120            117         7.870%        12,982.44      01/01/99
238 Holiday Inn Express Oglesby                               120            117         7.000%        12,015.25      01/01/99
239 Central/Magnolia Retail Center                            120            115         6.950%        11,220.02      11/01/98
240 Rolling Hills Estates                                     120            113         7.260%        12,298.67      09/01/98
241 Saticoy-Royale Apartments                                 120            116         7.250%        11,392.34      12/01/98
242 Holiday/Park Riviera Mobile Home Park                     120            116         7.500%        12,156.40      12/01/98
243 Gottschalk's Department Store                             120            116         7.500%        11,897.76      12/01/98
244 Justin Apartments                                         120            118         7.250%        10,914.82      02/01/99
245 Fountain Square Apartments                                120            118         7.250%        11,564.91      02/01/99
246 383 St. Johns Place                                       120            116         7.040%        10,687.86      12/01/98
247 Days Inn                                                  120            116         7.540%        11,865.52      12/01/98
248 Market Plaza                                              120            116         7.000%        11,945.93      12/01/98
249 Michigan Plaza & Bender Plaza                             120            118         7.890%        11,850.42      02/01/99
250 Mockingbird Park Retail Building                          120            116         6.800%        10,039.65      12/01/98
251 Poolesville Village Center                                120            116         7.500%        10,663.02      12/01/98
252 Executive Park Offices                                    120            119         7.720%        10,722.25      03/01/99

                                                              Maturity                   Prepayment Provision            Defeasance
 #  Property Name                                              Date         ARD(8)      as of Origination (9)            Option(10)
 -  -------------                                              ----         ------      ---------------------            ----------
190 Edgewater Beach Resort                                    01/01/09                   L (9.75), O (0.25)                  Yes
191 Fondren Hill Apartments                                   10/01/28      10/01/08     L (9.75), O (0.25)                  Yes
192 Cottonwood Plaza                                          12/01/08                   L (9.75), O (0.25)                  Yes
193 Southport Shops                                           11/01/08                   L (9.75), O (0.25)                  Yes
194 Hawthorne Hill Apartments                                 10/01/28      10/01/08     L (9.75), O (0.25)                  Yes
195 Days Inn Waccamaw                                         11/01/08                   L (9.75), O (0.25)                  Yes
196 Turtle Oaks Apartments                                    02/01/09                   L (9.75), O (0.25)                  Yes
197 Linden Place Mobile Home Park                             11/01/08                   L (9.5), O (0.5)                    Yes
198 Moore Lake Commons Shopping Center                        12/01/08                   L (9.5), O (0.5)                    Yes
199 Imperial Manor West Apartments                            08/01/23      08/01/08     L (9.75), O (0.25)                  Yes
200 Brown School Station Apts.                                09/01/28      09/01/08     L (9.75), O (0.25)                  Yes
201 South Street Seaport Office Center                        12/01/08                   L (9.5), O (0.5)                    Yes
202 Hathaway Commerce Center                                  12/01/08                   L (9.5), O (0.5)                    Yes
203 Corinthian Apartments                                     08/01/28      08/01/08     L (9.75), O (0.25)                  Yes
204 Walgreen's Drug Store - Swansea                           12/01/08                   L (9.75), O (0.25)                  Yes
205 Catalina Apartments                                       01/01/09                   L (9.75), O (0.25)                  Yes
206 Devonshire Square Retail Center                           12/01/08                   L (9.5), O (0.5)                    Yes
207 1440 N. Vine Street                                       11/01/08                   L (9.75), O (0.25)                  Yes
208 College Park Apartments                                   08/01/28      08/01/08     L (9.75), O (0.25)                  Yes
209 Country Brooke Apartments                                 08/01/28      08/01/08     L (9.75), O (0.25)                  Yes
210 Hillside View Apartments                                  12/01/18                   L (9.5), O (10.5)                   Yes
211 Benihana Restaurant                                       02/01/09                   L (9.5), O (0.5)                    Yes
212 Crosswinds Apartments                                     01/01/09                   L (9.5), O (0.5)                    Yes
213 Imperial Plaza Retail Center                              01/01/09                   L (4), YM 1% (5.75), O (0.25)       No
214 Twin Lakes Mobile Home Park                               12/01/08                   L (9.5), O (0.5)                    Yes
215 Antietam Village Center                                   11/01/08                   L (9.5), O (0.5)                    Yes
216 Gateway Shoppes                                           11/01/23      11/01/08     L (9.75), O (0.25)                  Yes
217 Red Onion Building                                        11/01/23      11/01/08     L (9.75), O (0.25)                  Yes
218 526 South Ardmore Avenue                                  06/01/08                   L (9.75), O (0.25)                  Yes
219 All Aboard Mini Storage - Santa Ana                       10/01/28      10/01/08     L (9.75), O (0.25)                  Yes
220 Villa East I & II                                         02/01/09                   L (9.75), O (0.25)                  Yes
221 Courtyard Apartments                                      01/01/09                   L (9.75), O (0.25)                  Yes
222 Sunset View Village Apartments                            11/01/08                   L (9.75), O (0.25)                  Yes
223 Wilmington Plaza                                          01/01/09                   L (9.75), O (0.25)                  Yes
224 The Nations Bank Building                                 12/01/08                   L (9.5), O (0.5)                    Yes
225 Quail Ridge Apartments                                    08/01/08                   L (9.5), O (0.5)                    Yes
226 Best Western KCI Airport                                  01/01/09                   L (9.75), O (0.25)                  Yes
227 Laurel Heights Apartments                                 09/01/28      09/01/08     L (9.75), O (0.25)                  Yes
228 El Monte Mobile Air Mobile Home Park                      07/01/28      07/01/08     L (3.92), YM 1% (5.83), O (0.25)    No
229 Harold Gilstrap Shopping Center                           09/01/08                   L (9.5), O (0.5)                    Yes
230 Lakeside Apartments                                       11/01/13                   L (14.5), O (0.5)                   Yes
231 Park Glen Apartments                                      11/01/08                   L (9.5), O (0.5)                    Yes
232 St. Lucie Mobile Village                                  12/01/08                   L (9.5), O (0.5)                    Yes
233 Ravenscroft Apartments                                    09/01/08                   L (9.5), O (0.5)                    Yes
234 Coach Country Corral MHP                                  07/01/08                   L (9.5), O (0.5)                    Yes
235 Seaside Village Shopping Center                           02/01/09                   L (9.5), O (0.5)                    Yes
236 Sherwood Park Apartments                                  12/01/13                   L (14.5), O (0.5)                   Yes
237 Ravenna Plaza                                             12/01/08                   L (9.75), O (0.25)                  Yes
238 Holiday Inn Express Oglesby                               12/01/08                   L (9.5), O (0.5)                    Yes
239 Central/Magnolia Retail Center                            10/01/28      10/01/08     L (9.75), O (0.25)                  Yes
240 Rolling Hills Estates                                     08/01/08                   L (3), YM 1% (6.75), O (0.25)       No
241 Saticoy-Royale Apartments                                 11/01/08                   L (9.5), O (0.5)                    Yes
242 Holiday/Park Riviera Mobile Home Park                     11/01/08                   L (9.5), O (0.5)                    Yes
243 Gottschalk's Department Store                             11/01/08                   L (3), YM 1% (6.58), O (0.42)       No
244 Justin Apartments                                         01/01/09                   L (9.5), O (0.5)                    Yes
245 Fountain Square Apartments                                01/01/09                   L (9.5), O (0.5)                    Yes
246 383 St. Johns Place                                       11/01/08                   L (9.75), O (0.25)                  Yes
247 Days Inn                                                  11/01/08                   L (9.75), O (0.25)                  Yes
248 Market Plaza                                              11/01/08                   L (9.5), O (0.5)                    Yes
249 Michigan Plaza & Bender Plaza                             01/01/09                   L (9.5), O (0.5)                    Yes
250 Mockingbird Park Retail Building                          11/01/08                   L (9.5), O (0.5)                    Yes
251 Poolesville Village Center                                11/01/08                   L (9.5), O (0.5)                    Yes
252 Executive Park Offices                                    02/01/09                   L (9.75), O (0.25)                  Yes

                     Characteristics of the Mortgage Loans



                                                                                                           Original      Remaining
                                                              Original        Cut-off      Percentage of  Amortization  Amortization
                                                              Principal        Date           Initial        Term          Term
 #  Property Name                                              Balance       Balance (6)   Pool Balance    (months)      (months)
 -  -------------                                              -------       -----------   ------------    --------      --------
253 Citadel Square Shopping Center  (5)                        1,500,000       1,500,000        0.1%          300           300
254 Sherwood Mobile Home Estates                               1,500,000       1,492,680        0.1%          300           296
255 Ware's Van & Storage Co.                                   1,500,000       1,489,399        0.1%          240           236
256 Sunrise Terrace Mobile Home Park                           1,450,000       1,445,275        0.1%          360           356
257 Best Western Country Inn North                             1,448,000       1,444,626        0.1%          300           298
258 Woodlake Resort Village Apartments                         1,400,000       1,393,722        0.1%          360           354
259 Plantation Pines Apartments                                1,350,000       1,347,949        0.1%          300           299
260 Pacific Mini Storage                                       1,350,000       1,345,706        0.1%          300           297
261 Sunridge Apartments                                        1,345,000       1,341,749        0.1%          300           298
262 Parkside Place Apartments                                  1,300,000       1,290,235        0.1%          240           236
263 Courtyards of Granbury                                     1,300,000       1,296,871        0.1%          300           298
264 University Apartments                                      1,260,000       1,258,018        0.1%          300           299
265 Isaqueena Village Apartments                               1,250,000       1,243,760        0.1%          360           354
266 Turtle Dove I Apartments                                   1,225,000       1,225,000        0.1%          300           300
267 Carson Gardens Mobile Home Park                            1,200,000       1,192,300        0.1%          360           351
268 Valerie Apartments                                         1,072,000       1,070,329        0.1%          300           299
269 Huddersfield Apartments                                    1,060,000       1,058,366        0.1%          300           299
270 1457 & 1519 - 1527 Park Road, NW                           1,050,000       1,048,398        0.1%          300           299
271 Winter Garden Village Apartments                           1,000,000         997,506        0.1%          300           298
272 Long Point Plaza Apartments                                  960,000         951,432        0.1%          240           235
273 The Place of Tempe Apartments                                900,000         898,616        0.1%          300           299
274 Valley Garden Apartments                                     900,000         896,907        0.1%          300           297
275 Devereaux Apartments                                         888,000         886,649        0.1%          300           299
276 Bloomingdale Shopping Center                                 800,000         798,005        0.1%          300           298
277 Cottonwood Apartments                                        800,000         797,234        0.1%          240           238
278 Royal North Apartments                                       722,500         718,072        0.1%          300           294
279 Turtle Dove II Apartments                                    675,000         675,000        0.1%          300           300

                                                          --------------------------------------------------------------------------
    Total/Weighted Average                                $1,256,207,294  $1,252,685,456      100.0%          345           342
                                                          ==========================================================================

    Maximum:                                              $   30,500,000  $   30,446,295        2.4%          360           360
    Minimum:                                              $      516,800  $      515,269        0.0%          180           177


                                                           Original       Remaining
                                                            Term to        Term to                                      First
                                                            Maturity       Maturity     Mortgage        Monthly        Payment
 #  Property Name                                         (months)(7)    (months)(7)     Rate           Payment         Date
 -  -------------                                         -----------    -----------     ----           -------         ----
253 Citadel Square Shopping Center  (5)                       120            116         8.250%         11,826.75     12/01/98
254 Sherwood Mobile Home Estates                              120            116         7.125%         10,721.60     12/01/98
255 Ware's Van & Storage Co.                                  120            116         7.750%         12,314.23     12/01/98
256 Sunrise Terrace Mobile Home Park                          120            116         7.070%          9,715.15     12/01/98
257 Best Western Country Inn North                            120            118         8.000%         11,175.90     02/01/99
258 Woodlake Resort Village Apartments                        120            114         7.310%          9,607.51     10/01/98
259 Plantation Pines Apartments                               120            119         7.800%         10,241.29     03/01/99
260 Pacific Mini Storage                                      120            117         7.980%         10,401.64     01/01/99
261 Sunridge Apartments                                       120            118         7.730%         10,141.52     02/01/99
262 Parkside Place Apartments                                 120            116         7.250%         10,274.89     12/01/98
263 Courtyards of Granbury                                    84              82         7.760%          9,827.81     02/01/99
264 University Apartments                                     120            119         7.375%          9,209.08     03/01/99
265 Isaqueena Village Apartments                              120            114         6.800%          8,149.06     10/01/98
266 Turtle Dove I Apartments                                  120            120         7.650%          9,172.50     04/01/99
267 Carson Gardens Mobile Home Park                           120            111         7.350%          8,267.67     07/01/98
268 Valerie Apartments                                        120            119         7.480%          7,908.04     03/01/99
269 Huddersfield Apartments                                   120            119         7.620%          7,916.23     03/01/99
270 1457 & 1519 - 1527 Park Road, NW                          120            119         7.750%          7,930.95     03/01/99
271 Winter Garden Village Apartments                          120            118         7.500%          7,389.91     02/01/99
272 Long Point Plaza Apartments                               120            115         7.500%          7,733.69     11/01/98
273 The Place of Tempe Apartments                             120            119         7.650%          6,738.98     03/01/99
274 Valley Garden Apartments                                  120            117         7.500%          6,650.92     01/01/99
275 Devereaux Apartments                                      120            119         7.780%          6,724.82     03/01/99
276 Bloomingdale Shopping Center                              120            118         7.500%          5,911.93     02/01/99
277 Cottonwood Apartments                                     240            238         8.440%          6,912.24     02/01/99
278 Royal North Apartments                                    120            114         8.050%          5,600.32     10/01/98
279 Turtle Dove II Apartments                                 120            120         7.650%          5,054.23     04/01/99

                                                              --------------------------------------------------------------------
    Total/Weighted Average                                    125            122         7.317%        $8,766,320     01/02/99
                                                              ====================================================================

    Maximum:                                                  300            289         8.440%        $  221,017     04/01/99
    Minimum:                                                  60             58          5.960%        $    3,631     01/01/98


                                                              Maturity                   Prepayment Provision            Defeasance
 #  Property Name                                              Date         ARD(8)      as of Origination (9)            Option(10)
 -  -------------                                              ----         ------      ---------------------            ----------
253 Citadel Square Shopping Center  (5)                       11/01/08                   L (9.5), O (0.5)                    Yes
254 Sherwood Mobile Home Estates                              11/01/08                   L (9.5), O (0.5)                    Yes
255 Ware's Van & Storage Co.                                  11/01/08                   L (3), YM 1% (6.5), O (0.5)         No
256 Sunrise Terrace Mobile Home Park                          11/01/08                   L (2), O (8)                        No
257 Best Western Country Inn North                            01/01/09                   L (9.75), O (0.25)                  Yes
258 Woodlake Resort Village Apartments                        09/01/08                   L (3), YM 1% (6.5), O (0.5)         No
259 Plantation Pines Apartments                               02/01/09                   L (9.5), O (0.5)                    Yes
260 Pacific Mini Storage                                      12/01/08                   L (9.75), O (0.25)                  Yes
261 Sunridge Apartments                                       01/01/09                   L (9.5), O (0.5)                    Yes
262 Parkside Place Apartments                                 11/01/08                   L (3), YM 1% (6.5), O (0.5)         No
263 Courtyards of Granbury                                    01/01/06                   L (6.5), O (0.5)                    Yes
264 University Apartments                                     02/01/09                   L (9.5), O (0.5)                    Yes
265 Isaqueena Village Apartments                              09/01/28      09/01/08     L (9.75), O (0.25)                  Yes
266 Turtle Dove I Apartments                                  03/01/09                   L (3), YM 1% (6.5), O (0.5)         No
267 Carson Gardens Mobile Home Park                           06/01/28      06/01/08     L (3.92), YM 1% (5.83), O (0.25)    No
268 Valerie Apartments                                        02/01/09                   L (9.5), O (0.5)                    Yes
269 Huddersfield Apartments                                   02/01/09                   L (9.5), O (0.5)                    Yes
270 1457 & 1519 - 1527 Park Road, NW                          02/01/09                   L (9.5), O (0.5)                    Yes
271 Winter Garden Village Apartments                          01/01/09                   L (9.5), O (0.5)                    Yes
272 Long Point Plaza Apartments                               10/01/08                   L (3), YM 1% (6.58), O (0.42)       No
273 The Place of Tempe Apartments                             02/01/09                   L (9.5), O (0.5)                    Yes
274 Valley Garden Apartments                                  12/01/08                   L (3), YM 1% (6.5), O (0.5)         No
275 Devereaux Apartments                                      02/01/09                   L (9.5), O (0.5)                    Yes
276 Bloomingdale Shopping Center                              01/01/09                   L (9.5), O (0.5)                    Yes
277 Cottonwood Apartments                                     01/01/19                   L (19.5), O (0.5)                   Yes
278 Royal North Apartments                                    09/01/08                   L (3), YM 1% (6.5), O (0.5)         No
279 Turtle Dove II Apartments                                 03/01/09                   L (3), YM 1% (6.5), O (0.5)         No

                                                              --------
    Total/Weighted Average                                    02/09/14
                                                              ========

    Maximum:                                                  02/01/29
    Minimum:                                                  01/01/04

(1A) The Mortgage Loans secured by Hampton Inn - Elmsford, Quality Suites - Charleston, Courtyard by Marriott - Ann Arbor, Residence Inn - Phoenix, Homewood Suites - Cary, Hampton Inn & Suites - Gwinnett, Hampton Inn - Raleigh, Comfort Suites - Orlando, Hampton Inn - Perimeter, Hampton Inn - Charlotte, NC, Courtyard by Marriott - Wilmington, Hampton Inn - West Springfield, Homewood Suites - Clear Lake and Comfort Inn - Charleston, respectively, are cross-collateralized and cross-defaulted.

(1B) The Mortgage Loans secured by Kendal Lakes Plaza, Cypress Creek Station and Oakwood Business Center, respectively, are cross-collateralized and cross-defaulted.

(1C) The Mortgage Loans secured by Westchase Ranch Apartments, Westwood Village Apartments, Normandy Woods Apartments, Savoy Manor Apartments and San Marin Apartments, respectively, are cross-collateralized and cross-defaulted.

(1D) The Mortgage Loans secured by 2294 Molly Pitcher Highway, 5015 Campuswood Drive, 5010 Campuswood Drive and 5009 Campuswood Drive, respectively, are cross-collateralized and cross-defaulted.

(1E) The Mortgage Loans secured by Keller Oaks Apartments, Sycamore Hill Apartments, Claredon Apartments and Woodchase Condominiums, respectively, are cross-collateralized and cross-defaulted.

(1F) The Mortgage Loans secured by Princeton Court Apartments, Pinewood Estates Apartments and Arbor Court Apartments, resepectively, are cross-collateralized and cross-defaulted.

(1G) The Mortgage Loans secured by U-Store of Brighton Self Storage Facility, U-Store of South Lyon Self Storage Facility, U-Store of Saline Self Storage Facility, U-Store of Davison Self Storage Facility, U-Store of Holly Self Storage Facility and U-Store of Jackson Self Storage Facility, respectively, are cross-collateralized and cross-defaulted.

(1H) The Mortgage Loans secured by Cranbrook Centre Apartments and Cranbrook Centre Office Buildings, respectively, are cross-collateralized and cross-defaulted.

(1I) The Mortgage Loans secured by Mobile Gardens/Holly View Mobile Home Park, Stony Chase/Rock Creek Mobile Home Park and Briarwood Manor, respectively are cross-collateralized and cross-defaulted.

(1J) The Mortgage Loans secured by Spruce Properties, Oak Grove Apartments and Aldrich Apartments, respectively, are cross-collateralized and cross-defaulted.

(1K) The Mortgage Loans secured by Century Plaza Strip Shopping Center and Alabany Square Strip Shopping Center, respectively, are cross-collateralized and cross-defaulted.

(1L) The Mortgage Loans secured by Park Lane Village Apartments and Rynearson Lane Village Apartments, respectively, are cross-collateralized and cross-defaulted.

(2) The Mortgage Loan secured by Dallas Design Center Roll-Up is secured by 18 buildings that are operated as a single property.

(3) Marycrest Shopping Center has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 360 months with the payment presented reflecting the amount due during the amortization term.

(4) Merchant's Square has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months with the payment presented reflecting the amount due during the amortization term.

(5) Citadel Square Shopping Center has an interest only period of 36 months from origination and thereafter is scheduled to amortize over 300 months with the payment presented reflecting the amount due during the amortization term.

(6)  Assumes a Cut-off Date of March 1, 1999.

(7) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the indicated column.

(8)  Anticipated Repayment Date.

(9)  Prepayment Provision as of Origination:

     L (x) = Lockout or Defeasance for x years

     YM A% (x) = Greater of Yield Maintenance Premium and A% Prepayment for x years

     O (x) = Prepayable at par for x years

(10) "Yes" means that defeasance is permitted notwithstanding the Lockout
     Period.

                    Descriptions of the Mortgaged Properties


                                                                                         Units/
                                                                                        Sq. Ft./
                                                             Property                    Rooms/        Fee Simple/         Year
 #   Property Name                                             Type                       Pads          Leasehold          Built
------------------------------------------------------------------------------------------------------------------------------------
 1   Hampton Inn - Elmsford  (1A)                            Hotel                            156           Fee            1968
 2   Quality Suites - Charleston  (1A)                       Hotel                            168           Fee            1989
 3   Courtyard by Marriott - Ann Arbor   (1A)                Hotel                            160           Fee            1989
 4   Residence Inn - Phoenix  (1A)                           Hotel                            168           Fee            1988
 5   Homewood Suites - Cary  (1A)                            Hotel                            140           Fee            1994
 6   Hampton Inn & Suites - Gwinnett  (1A)                   Hotel                            135           Fee            1996
 7   Hampton Inn - Raleigh  (1A)                             Hotel                            141           Fee            1986
 8   Comfort Suites - Orlando  (1A)                          Hotel                            215           Fee            1990
 9   Hampton Inn - Perimeter  (1A)                           Hotel                            131           Fee            1996
10   Hampton Inn - Charlotte, NC  (1A)                       Hotel                            125           Fee            1991
11   Courtyard by Marriott - Wilmington  (1A)                Hotel                            128           Fee            1996
12   Hampton Inn - West Springfield  (1A)                    Hotel                            126           Fee            1989
13   Homewood Suites - Clear Lake  (1A)                      Hotel                             92           Fee            1995
14   Comfort Inn - Charleston  (1A)                          Hotel                            128           Fee            1989
15   Kendale Lakes Plaza  (1B)                               Retail                       404,553           Fee            1977
16   Cypress Creek Station  (1B)                             Retail                       229,009           Fee            1997
17   Oakwood Business Center  (1B)                           Office                       140,535           Fee            1987
18   Westchase Ranch Apartments  (1C)                        Multifamily                      776           Fee            1977
19   Westwood Village Apartments  (1C)                       Multifamily                      320           Fee            1983
20   Normandy Woods Apartments  (1C)                         Multifamily                      268           Fee            1981
21   Savoy Manor Apartments  (1C)                            Multifamily                      192           Fee            1980
22   San Marin Apartments  (1C)                              Multifamily                      193           Fee            1972
23   Country Squire Apartments - South                       Multifamily                      726           Fee            1984
24   2294 Molly Pitcher Highway  (1D)                        Industrial                   621,400           Fee            1960
25   5015 Campuswood Drive  (1D)                             Office                        99,476           Fee            1992
26   5010 Campuswood Drive  (1D)                             Office                        70,163           Fee            1989
27   5009 Campuswood Drive  (1D)                             Office                         6,584           Fee            1987
28   Fair Lakes Promenade                                    Retail                       143,789           Fee            1996
29   Keller Oaks Apartments  (1E)                            Multifamily                      220           Fee            1985
30   Sycamore Hill Apartments  (1E)                          Multifamily                      264           Fee            1983
31   Clarendon Apartments  (1E)                              Multifamily                      192           Fee            1979
32   Woodchase Condominiums  (1E)                            Multifamily                       74           Fee            1983
33   Dallas Design Center Roll-Up  (2)                       Mixed Use                    355,826      Fee/Leasehold       1951
34   Assembly Square Office Building                         Mixed Use                    202,616           Fee            1960
35   Spicetree Apartments                                    Multifamily                      551           Fee            1971
36   Lamplighter Mobile Home Park                            Manufactured Housing             265           Fee            1971
37   White Station Tower                                     Office                       247,718           Fee            1967
38   Holiday Inn New Orleans Veterans                        Hotel                            222           Fee            1973
39   The Links at Bixby                                      Multifamily                      324           Fee            1997
40   Southwood Apartments                                    Multifamily                      358           Fee            1964
41   The Shoppes at Longwood                                 Retail                       136,200           Fee            1991
42   Pines of Westbury                                       Multifamily                      940           Fee            1972
43   Edentree Apartments                                     Multifamily                      360           Fee            1983
44   Becker Village Mall                                     Retail                       305,629           Fee            1979
45   Tiffany Square                                          Office                       179,910           Fee            1984
46   The Mint Apartments                                     Multifamily                      592           Fee            1980
47   River Park Shopping Center                              Retail                       230,659           Fee            1989
48   Rancho Destino Apartments                               Multifamily                      184           Fee            1998
49   Conestoga Mobile Home Park                              Manufactured Housing             581           Fee            1972
50   Huntington Chase Apartments                             Multifamily                      200           Fee            1997
51   Parkshore Centre Office Building                        Office                       117,151           Fee            1985
52   Kenwood Pavilion                                        Retail                        57,144           Fee            1998
53   Newsome Park Apartments                                 Multifamily                      650           Fee            1967
54   Princeton Court Apartments  (1F)                        Multifamily                       90           Fee            1973
55   Pinewood Estates Apartments  (1F)                       Multifamily                      144           Fee            1972
56   Arbor Court Apartments  (1F)                            Multifamily                      108           Fee            1963
57   U-Store of Brighton Self Storage Facility  (1G)         Self Storage                  91,650           Fee            1988
58   U-Store of South Lyon Self Storage Facility  (1G)       Self Storage                  51,450           Fee            1988
59   U-Store of Saline Self Storage Facility  (1G)           Self Storage                  63,900           Fee            1988
60   U-Store of Davison Self Storage Facility  (1G)          Self Storage                  46,500           Fee            1988
61   U-Store of Holly Self Storage Facility  (1G)            Self Storage                  46,700           Fee            1988
62   U-Store of Jackson Self Storage Facility  (1G)          Self Storage                  32,400           Fee            1988
63   Birches Apartments                                      Multifamily                      296           Fee            1968


                                                                           Occupancy                       Cut-off         Maturity/
                                                                 Year       Rate at        Appraised       Date LTV           ARD
 #   Property Name                                            Renovated     U/W (6)          Value          Ratio            Balance
------------------------------------------------------------------------------------------------------------------------------------
 1   Hampton Inn - Elmsford  (1A)                                1996         N/A         $15,300,000        49.7%       $ 6,058,067
 2   Quality Suites - Charleston  (1A)                           1997         N/A          14,000,000        44.8%         5,005,354
 3   Courtyard by Marriott - Ann Arbor   (1A)                    1998         N/A          13,900,000        45.2%         5,005,354
 4   Residence Inn - Phoenix  (1A)                               1997         N/A          16,300,000        38.5%         5,005,354
 5   Homewood Suites - Cary  (1A)                                 N/A         N/A          11,800,000        50.9%         4,786,866
 6   Hampton Inn & Suites - Gwinnett  (1A)                        N/A         N/A          11,300,000        47.6%         4,290,303
 7   Hampton Inn - Raleigh  (1A)                                 1996         N/A          11,200,000        47.2%         4,210,853
 8   Comfort Suites - Orlando  (1A)                              1997         N/A          12,500,000        41.3%         4,111,541
 9   Hampton Inn - Perimeter  (1A)                                N/A         N/A          10,300,000        48.4%         3,972,503
10   Hampton Inn - Charlotte, NC  (1A)                           1997         N/A           9,600,000        47.5%         3,634,840
11   Courtyard by Marriott - Wilmington  (1A)                     N/A         N/A           9,300,000        45.8%         3,396,490
12   Hampton Inn - West Springfield  (1A)                        1998         N/A           8,220,000        44.9%         2,939,652
13   Homewood Suites - Clear Lake  (1A)                           N/A         N/A           8,700,000        39.5%         2,741,027
14   Comfort Inn - Charleston  (1A)                              1997         N/A           9,700,000        16.2%         1,251,338
15   Kendale Lakes Plaza  (1B)                                   1995        98.0%         36,100,000        81.9%        26,589,367
16   Cypress Creek Station  (1B)                                  N/A        99.0%         30,800,000        77.4%        21,420,185
17   Oakwood Business Center  (1B)                                N/A        97.0%         14,000,000        74.3%         9,345,292
18   Westchase Ranch Apartments  (1C)                            1994        96.0%         29,150,000        77.3%        19,781,228
19   Westwood Village Apartments  (1C)                           1996        92.0%         13,000,000        79.9%         9,120,617
20   Normandy Woods Apartments  (1C)                             1997        95.0%          9,000,000        79.0%         6,244,115
21   Savoy Manor Apartments  (1C)                                1997        97.0%          6,500,000        79.9%         4,560,309
22   San Marin Apartments  (1C)                                  1997        86.0%          4,600,000        78.5%         3,168,811
23   Country Squire Apartments - South                           1987        94.0%         39,000,000        78.1%        25,953,265
24   2294 Molly Pitcher Highway  (1D)                            1991       100.0%         21,500,000        79.8%        15,214,068
25   5015 Campuswood Drive  (1D)                                  N/A       100.0%          9,000,000        79.8%         6,368,680
26   5010 Campuswood Drive  (1D)                                  N/A        94.0%          5,600,000        79.8%         3,965,565
27   5009 Campuswood Drive  (1D)                                  N/A       100.0%            650,000        79.3%           457,130
28   Fair Lakes Promenade                                         N/A       100.0%         26,700,000        78.5%        18,441,363
29   Keller Oaks Apartments  (1E)                                 N/A        98.0%          8,800,000        81.2%         6,234,223
30   Sycamore Hill Apartments  (1E)                              1991        96.0%          7,625,000        81.2%         5,401,813
31   Clarendon Apartments  (1E)                                   N/A        95.0%          5,600,000        81.2%         3,967,233
32   Woodchase Condominiums  (1E)                                 N/A        99.0%          2,960,000        81.2%         2,096,966
33   Dallas Design Center Roll-Up  (2)                           1995        98.0%         26,400,000        66.2%        15,460,793
34   Assembly Square Office Building                             1979       100.0%         22,800,000        73.5%        14,787,835
35   Spicetree Apartments                                        1977        96.0%         21,300,000        77.9%        15,107,036
36   Lamplighter Mobile Home Park                                 N/A       100.0%         20,030,000        79.7%        14,055,615
37   White Station Tower                                         1996        93.0%         22,100,000        70.1%        13,669,002
38   Holiday Inn New Orleans Veterans                            1996         N/A          20,100,000        74.5%        12,360,062
39   The Links at Bixby                                           N/A        98.0%         18,400,000        78.7%           790,074
40   Southwood Apartments                                        1998        94.0%         18,200,000        79.5%        13,387,849
41   The Shoppes at Longwood                                      N/A       100.0%         17,800,000        79.6%         4,994,453
42   Pines of Westbury                                           1996        83.0%         18,100,000        71.6%        11,338,706
43   Edentree Apartments                                          N/A        96.0%         14,350,000        80.0%        10,092,763
44   Becker Village Mall                                          N/A        99.0%         14,180,000        79.8%        10,043,045
45   Tiffany Square                                              1995       100.0%         16,200,000        69.3%         9,920,727
46   The Mint Apartments                                         1982        93.0%         15,100,000        73.8%         9,780,878
47   River Park Shopping Center                                  1997        94.0%         13,800,000        79.2%         9,694,230
48   Rancho Destino Apartments                                    N/A       100.0%         12,980,000        78.4%         8,953,537
49   Conestoga Mobile Home Park                                  1998        96.0%         12,700,000        77.5%         8,570,727
50   Huntington Chase Apartments                                  N/A        96.0%         12,150,000        79.6%         8,425,652
51   Parkshore Centre Office Building                            1986       100.0%         12,000,000        77.2%         8,056,376
52   Kenwood Pavilion                                             N/A       100.0%         11,100,000        79.9%         7,853,093
53   Newsome Park Apartments                                      N/A        97.0%         10,700,000        79.1%         7,407,263
54   Princeton Court Apartments  (1F)                             N/A        97.0%          6,500,000        59.7%         3,426,131
55   Pinewood Estates Apartments  (1F)                            N/A        95.0%          4,000,000        59.7%         2,108,388
56   Arbor Court Apartments  (1F)                                1995        94.0%          3,500,000        59.7%         1,844,840
57   U-Store of Brighton Self Storage Facility  (1G)              N/A        92.0%          3,860,000        74.3%         2,362,801
58   U-Store of South Lyon Self Storage Facility  (1G)            N/A        94.0%          2,050,000        74.3%         1,254,855
59   U-Store of Saline Self Storage Facility  (1G)                N/A        88.0%          1,870,000        74.3%         1,144,673
60   U-Store of Davison Self Storage Facility  (1G)               N/A        94.0%          1,340,000        74.3%           820,247
61   U-Store of Holly Self Storage Facility  (1G)                 N/A        86.0%          1,240,000        74.3%           759,035
62   U-Store of Jackson Self Storage Facility  (1G)               N/A        86.0%            770,000        74.3%           471,336
63   Birches Apartments                                           N/A        94.0%         10,250,000        79.7%         7,235,138



                                                            Maturity/ARD      U/W            U/W
 #   Property Name                                         LTV Ratio (7)    NCF (8)        DSCR (9)
-------------------------------------------------------------------------------------------------------
 1   Hampton Inn - Elmsford  (1A)                              39.6%       $1,374,994        2.54 x
 2   Quality Suites - Charleston  (1A)                         35.8%        1,271,697        2.54
 3   Courtyard by Marriott - Ann Arbor   (1A)                  36.0%        1,216,246        2.54
 4   Residence Inn - Phoenix  (1A)                             30.7%        1,920,777        2.54
 5   Homewood Suites - Cary  (1A)                              40.6%        1,452,430        2.54
 6   Hampton Inn & Suites - Gwinnett  (1A)                     38.0%        1,114,219        2.54
 7   Hampton Inn - Raleigh  (1A)                               37.6%        1,000,261        2.54
 8   Comfort Suites - Orlando  (1A)                            32.9%        1,205,152        2.54
 9   Hampton Inn - Perimeter  (1A)                             38.6%        1,067,607        2.54
10   Hampton Inn - Charlotte, NC  (1A)                         37.9%          920,667        2.54
11   Courtyard by Marriott - Wilmington  (1A)                  36.5%          824,922        2.54
12   Hampton Inn - West Springfield  (1A)                      35.8%          769,690        2.54
13   Homewood Suites - Clear Lake  (1A)                        31.5%          755,838        2.54
14   Comfort Inn - Charleston  (1A)                            12.9%          897,540        2.54
15   Kendale Lakes Plaza  (1B)                                 73.7%        3,241,994        1.25
16   Cypress Creek Station  (1B)                               69.5%        2,700,441        1.25
17   Oakwood Business Center  (1B)                             66.8%        1,228,249        1.25
18   Westchase Ranch Apartments  (1C)                          67.9%        2,332,825        1.30
19   Westwood Village Apartments  (1C)                         70.2%        1,092,658        1.30
20   Normandy Woods Apartments  (1C)                           69.4%          849,348        1.30
21   Savoy Manor Apartments  (1C)                              70.2%          540,292        1.30
22   San Marin Apartments  (1C)                                68.9%          369,487        1.30
23   Country Squire Apartments - South                         66.5%        3,008,930        1.28
24   2294 Molly Pitcher Highway  (1D)                          70.8%        1,791,007        1.40
25   5015 Campuswood Drive  (1D)                               70.8%          972,949        1.40
26   5010 Campuswood Drive  (1D)                               70.8%          639,225        1.40
27   5009 Campuswood Drive  (1D)                               70.3%           65,758        1.40
28   Fair Lakes Promenade                                      69.1%        2,223,209        1.29
29   Keller Oaks Apartments  (1E)                              70.8%          762,660        1.24
30   Sycamore Hill Apartments  (1E)                            70.8%          516,741        1.24
31   Clarendon Apartments  (1E)                                70.8%          471,616        1.24
32   Woodchase Condominiums  (1E)                              70.8%          249,140        1.24
33   Dallas Design Center Roll-Up  (2)                         58.6%        1,917,103        1.30
34   Assembly Square Office Building                           64.9%        1,757,340        1.26
35   Spicetree Apartments                                      70.9%        1,706,242        1.32
36   Lamplighter Mobile Home Park                              70.2%        1,584,956        1.21
37   White Station Tower                                       61.9%        1,656,723        1.29
38   Holiday Inn New Orleans Veterans                          61.5%        1,975,611        1.42
39   The Links at Bixby                                        4.3%         1,580,202        1.27
40   Southwood Apartments                                      73.6%        1,486,121        1.26
41   The Shoppes at Longwood                                   28.1%        1,520,138        1.29
42   Pines of Westbury                                         62.6%        1,249,652        1.20
43   Edentree Apartments                                       70.3%        1,150,799        1.22
44   Becker Village Mall                                       70.8%        1,209,229        1.26
45   Tiffany Square                                            61.2%        1,220,026        1.30
46   The Mint Apartments                                       64.8%        1,238,164        1.36
47   River Park Shopping Center                                70.2%        1,171,613        1.27
48   Rancho Destino Apartments                                 69.0%        1,002,185        1.20
49   Conestoga Mobile Home Park                                67.5%        1,085,388        1.40
50   Huntington Chase Apartments                               69.3%          972,130        1.27
51   Parkshore Centre Office Building                          67.1%          999,241        1.38
52   Kenwood Pavilion                                          70.7%          932,783        1.25
53   Newsome Park Apartments                                   69.2%          837,903        1.24
54   Princeton Court Apartments  (1F)                          52.7%          221,950        1.23
55   Pinewood Estates Apartments  (1F)                         52.7%          178,233        1.23
56   Arbor Court Apartments  (1F)                              52.7%          455,933        1.23
57   U-Store of Brighton Self Storage Facility  (1G)           61.2%          320,352        1.30
58   U-Store of South Lyon Self Storage Facility  (1G)         61.2%          191,789        1.30
59   U-Store of Saline Self Storage Facility  (1G)             61.2%          180,049        1.30
60   U-Store of Davison Self Storage Facility  (1G)            61.2%          130,795        1.30
61   U-Store of Holly Self Storage Facility  (1G)              61.2%           96,173        1.30
62   U-Store of Jackson Self Storage Facility  (1G)            61.2%           70,634        1.30
63   Birches Apartments                                        70.6%          825,589        1.20

                    Descriptions of the Mortgaged Properties

                                                                                         Units/
                                                                                        Sq. Ft./
                                                             Property                    Rooms/        Fee Simple/         Year
 #   Property Name                                             Type                       Pads          Leasehold         Built
------------------------------------------------------------------------------------------------------------------------------------
64   Hollywood Plaza                                         Retail                        59,383           Fee            1970
65   50-60 Worcester Rd.                                     Mixed Use                     59,965           Fee            1986
66   Mahwah Business Park                                    Mixed Use                    401,074           Fee            1902
67   Silvernail Shopping Center                              Retail                       110,425           Fee            1985
68   Tech Center 29 Office/Warehouse Complex                 Industrial                   176,914           Fee            1971
69   Centre North Shopping Center                            Retail                        80,897           Fee            1997
70   Cranbrook Centre Apartments  (1H)                       Multifamily                      132           Fee            1969
71   Cranbrook Centre Office Buildings  (1H)                 Office                        74,816           Fee            1969
72   Lubbock Shopping Parkade                                Retail                       160,393           Fee            1985
73   Marin Club Apartments                                   Multifamily                      220           Fee            1971
74   Prunedale Center                                        Mixed Use                    103,852           Fee            1974
75   Lamplighter Ontario MHP                                 Manufactured Housing             246           Fee            1970
76   Marycrest Shopping Center  (3)                          Retail                       172,030           Fee            1955
77   Elm Plaza Shopping Center                               Retail                       292,426        Leasehold         1969
78   Century Plaza East                                      Retail                       121,192           Fee            1990
79   Keller Springs Tech Center                              Industrial                    80,000           Fee            1998
80   Mobile Gardens/Holly View Mobile Home Park  (1I)        Manufactured Housing             277           Fee            1950
81   Stony Chase/Rock Creek Mobile Home Park  (1I)           Manufactured Housing             104           Fee            1970
82   Briarwood Manor  (1I)                                   Manufactured Housing              99           Fee            1960
83   Tierra Verde Marine Center                              Mixed Use                     82,271      Fee/Leasehold       1963
84   Aurora Square                                           Retail                        65,348           Fee            1987
85   Merchant's Square  (4)                                  Retail                       102,734           Fee            1987
86   Northwood Hills Shopping Center                         Retail                       117,287           Fee            1963
87   36th Street Office Center                               Office                       158,737           Fee            1986
88   Fifth Avenue Apartments                                 Multifamily                      198           Fee            1982
89   The Watermill Apartments                                Multifamily                      191           Fee            1970
90   Brooks Corner                                           Mixed Use                     23,839           Fee            1960
91   Hollywood Ardmore Apartments                            Multifamily                      161           Fee            1962
92   Chasewood Apartments                                    Multifamily                      224           Fee            1984
93   Kingsgate North                                         Mixed Use                     92,057           Fee            1989
94   Fairfield Suites Pittsburgh/Airport                     Hotel                            102           Fee            1997
95   Seatree Apartments                                      Multifamily                      220           Fee            1983
96   All Aboard Mini Storage - Alhambra                      Self Storage                  76,085           Fee            1993
97   West Century Center                                     Retail                        57,176           Fee            1990
98   Universal Plaza                                         Retail                        43,836           Fee            1997
99   Crestview Market Place                                  Retail                        66,882           Fee            1998
100  New Franklin Apartments                                 Multifamily                      171           Fee            1978
101  Windjammer Apartments                                   Multifamily                      200           Fee            1982
102  Woodlake Village Apartments                             Multifamily                      237           Fee            1974
103  Comfort Inn - Hopewell, VA                              Hotel                            126           Fee            1987
104  Linens N Things                                         Retail                        41,520           Fee            1997
105  The Woods Apartments                                    Multifamily                      156           Fee            1969
106  Moonlight Garden Apartments                             Multifamily                      108           Fee            1991
107  Sagamore Court Apartments                               Multifamily                      123           Fee            1973
108  Carriage Hill Apartments                                Multifamily                      224           Fee            1972
109  Dowling Office Building                                 Mixed Use                     90,046           Fee            1900
110  Main Street Plaza Shopping Center                       Retail                        31,377           Fee            1963
111  Friendship Crossing Apartments                          Multifamily                      223           Fee            1947
112  Spruce Properties  (1J)                                 Multifamily                       90           Fee            1903
113  Oak Grove Apartments  (1J)                              Multifamily                       78           Fee            1919
114  Aldrich Apartments  (1J)                                Multifamily                       47           Fee            1905
115  One Bellemead Center                                    Office                        87,275           Fee            1987
116  Denver Tech Center #30                                  Office                        55,664           Fee            1974
117  Preston Racquet Club Condominiums and Apartments        Multifamily                      111           Fee            1982
118  Sand Lake Apartments                                    Multifamily                      212           Fee            1987
119  Mobile Estate Mobile Home Park                          Manufactured Housing             207           Fee            1962
120  Colonia Shopping Center                                 Retail                        59,709           Fee            1965
121  Vista Ridge Center III                                  Retail                        15,444           Fee            1998
122  Parkside East Apartments                                Multifamily                      104           Fee            1967
123  Northpark Village                                       Retail                        70,600           Fee            1990
124  Breakers Apartments                                     Multifamily                       72           Fee            1998
125  Picnic Lawn Apartments                                  Multifamily                      146           Fee            1986
126  32nd Street and McDowell Road Shopping Center           Retail                        63,987           Fee            1955



                                                                           Occupancy                       Cut-off         Maturity/
                                                               Year        Rate at        Appraised       Date LTV           ARD
 #   Property Name                                           Renovated     U/W (6)          Value          Ratio            Balance
------------------------------------------------------------------------------------------------------------------------------------
64   Hollywood Plaza                                             1977        98.0%         10,130,000        79.7%         7,091,987
65   50-60 Worcester Rd.                                         1986       100.0%         10,000,000        79.9%         7,097,668
66   Mahwah Business Park                                        1997        88.0%         13,850,000        57.3%         6,444,228
67   Silvernail Shopping Center                                   N/A        92.0%         10,400,000        75.0%         6,858,064
68   Tech Center 29 Office/Warehouse Complex                      N/A        86.0%         13,000,000        58.4%         6,139,888
69   Centre North Shopping Center                                 N/A        97.0%          9,700,000        78.1%         6,671,488
70   Cranbrook Centre Apartments  (1H)                           1988        94.0%          7,000,000        70.2%         4,348,556
71   Cranbrook Centre Office Buildings  (1H)                     1973        95.0%          3,700,000        67.5%         2,207,389
72   Lubbock Shopping Parkade                                     N/A       100.0%          9,950,000        74.0%         6,558,224
73   Marin Club Apartments                                        N/A        99.0%          9,200,000        79.9%         6,539,022
74   Prunedale Center                                            1989        99.0%          9,500,000        76.3%         6,384,439
75   Lamplighter Ontario MHP                                      N/A        96.0%          9,720,000        73.4%         6,798,572
76   Marycrest Shopping Center  (3)                              1998        90.0%          8,750,000        80.0%         6,433,091
77   Elm Plaza Shopping Center                                   1997       100.0%         11,400,000        61.2%         6,222,464
78   Century Plaza East                                           N/A        93.0%          9,100,000        76.0%         6,050,508
79   Keller Springs Tech Center                                   N/A        96.0%          8,630,000        79.8%         6,081,632
80   Mobile Gardens/Holly View Mobile Home Park  (1I)            1989       100.0%          4,550,000        79.7%         3,147,228
81   Stony Chase/Rock Creek Mobile Home Park  (1I)                N/A       100.0%          2,400,000        79.7%         1,660,076
82   Briarwood Manor  (1I)                                       1984        78.0%          1,675,000        79.7%         1,158,595
83   Tierra Verde Marine Center                                  1994       100.0%          9,300,000        73.5%         5,577,855
84   Aurora Square                                                N/A        96.0%          8,500,000        78.9%         5,861,239
85   Merchant's Square  (4)                                       N/A       100.0%          8,800,000        75.0%         5,871,653
86   Northwood Hills Shopping Center                             1992        98.0%          9,000,000        72.1%         5,751,187
87   36th Street Office Center                                    N/A       100.0%          9,800,000        66.2%         5,749,292
88   Fifth Avenue Apartments                                      N/A        98.0%          8,000,000        79.9%         5,604,821
89   The Watermill Apartments                                    1987        98.0%          8,000,000        79.7%         5,607,923
90   Brooks Corner                                               1996        96.0%          9,000,000        70.0%         5,136,871
91   Hollywood Ardmore Apartments                                 N/A       100.0%          8,500,000        73.4%         5,563,329
92   Chasewood Apartments                                         N/A        91.0%          7,700,000        79.9%         5,412,802
93   Kingsgate North                                              N/A        93.0%          8,200,000        71.5%         5,128,005
94   Fairfield Suites Pittsburgh/Airport                          N/A         N/A           8,000,000        72.9%         4,764,798
95   Seatree Apartments                                           N/A        91.0%          7,300,000        79.9%         5,131,618
96   All Aboard Mini Storage - Alhambra                           N/A        97.0%          7,100,000        79.7%         4,979,081
97   West Century Center                                          N/A        90.0%          7,000,000        79.9%         4,980,534
98   Universal Plaza                                              N/A        94.0%          6,950,000        79.9%         4,930,089
99   Crestview Market Place                                       N/A        98.0%          6,900,000        79.4%         4,796,603
100  New Franklin Apartments                                     1980       100.0%          6,750,000        79.2%         3,201,212
101  Windjammer Apartments                                        N/A        97.0%          6,900,000        75.7%         4,611,243
102  Woodlake Village Apartments                                 1995        95.0%          6,750,000        77.3%         4,528,735
103  Comfort Inn - Hopewell, VA                                  1997         N/A           6,900,000        75.1%         4,208,252
104  Linens N Things                                              N/A       100.0%          7,000,000        73.5%         2,559,142
105  The Woods Apartments                                         N/A        94.0%          6,310,000        79.9%         4,427,691
106  Moonlight Garden Apartments                                  N/A        99.0%          6,250,000        79.7%         4,430,720
107  Sagamore Court Apartments                                   1997        98.0%          6,870,000        72.2%         4,325,037
108  Carriage Hill Apartments                                    1976        97.0%          6,600,000        74.7%         4,308,708
109  Dowling Office Building                                     1993        89.0%          6,500,000        73.9%         4,238,439
110  Main Street Plaza Shopping Center                           1997        93.0%          6,300,000        75.5%         4,161,707
111  Friendship Crossing Apartments                              1992        97.0%          5,800,000        79.4%         4,066,176
112  Spruce Properties  (1J)                                     1970        99.0%          2,580,000        76.4%         1,749,374
113  Oak Grove Apartments  (1J)                                  1976       100.0%          1,920,000        76.7%         1,306,495
114  Aldrich Apartments  (1J)                                    1997       100.0%          1,303,000        80.4%           930,047
115  One Bellemead Center                                         N/A        95.0%          5,900,000        76.1%         4,013,609
116  Denver Tech Center #30                                       N/A        98.0%          6,250,000        71.4%         3,903,132
117  Preston Racquet Club Condominiums and Apartments             N/A        97.0%          5,560,000        78.9%         3,905,333
118  Sand Lake Apartments                                         N/A        97.0%          5,500,000        79.3%         1,777,726
119  Mobile Estate Mobile Home Park                               N/A       100.0%          5,374,000        79.8%         3,334,689
120  Colonia Shopping Center                                      N/A        97.0%          5,500,000        77.8%         3,783,854
121  Vista Ridge Center III                                       N/A        90.0%          5,350,000        79.8%         3,800,001
122  Parkside East Apartments                                    1989        96.0%          5,300,000        79.1%         3,687,321
123  Northpark Village                                            N/A        95.0%          5,150,000        79.7%         3,593,092
124  Breakers Apartments                                          N/A       100.0%          5,120,000        79.7%         3,558,376
125  Picnic Lawn Apartments                                      1997       100.0%          5,400,000        73.9%         3,530,044
126  32nd Street and McDowell Road Shopping Center               1971        98.0%          5,010,000        79.6%         3,502,216




                                                           Maturity/ARD      U/W             U/W
 #   Property Name                                         LTV Ratio (7)     NCF (8)        DSCR (9)
-------------------------------------------------------------------------------------------------------
64   Hollywood Plaza                                          70.0%          858,507        1.31
65   50-60 Worcester Rd.                                      71.0%          857,491        1.26
66   Mahwah Business Park                                     46.5%          949,154        1.37
67   Silvernail Shopping Center                               65.9%          801,780        1.25
68   Tech Center 29 Office/Warehouse Complex                  47.2%        1,116,490        1.68
69   Centre North Shopping Center                             68.8%          797,131        1.28
70   Cranbrook Centre Apartments  (1H)                        62.1%          558,574        1.35
71   Cranbrook Centre Office Buildings  (1H)                  59.7%          279,678        1.35
72   Lubbock Shopping Parkade                                 65.9%          814,392        1.28
73   Marin Club Apartments                                    71.1%          788,055        1.25
74   Prunedale Center                                         67.2%          743,912        1.25
75   Lamplighter Ontario MHP                                  69.9%          766,229        1.30
76   Marycrest Shopping Center  (3)                           73.5%          787,474        1.30
77   Elm Plaza Shopping Center                                54.6%          744,969        1.24
78   Century Plaza East                                       66.5%          819,901        1.48
79   Keller Springs Tech Center                               70.5%          729,895        1.27
80   Mobile Gardens/Holly View Mobile Home Park  (1I)         69.2%          400,244        1.35
81   Stony Chase/Rock Creek Mobile Home Park  (1I)            69.2%          181,846        1.35
82   Briarwood Manor  (1I)                                    69.2%          140,316        1.35
83   Tierra Verde Marine Center                               60.0%          718,951        1.19
84   Aurora Square                                            69.0%          672,017        1.25
85   Merchant's Square  (4)                                   66.7%          757,642        1.39
86   Northwood Hills Shopping Center                          63.9%          746,198        1.36
87   36th Street Office Center                                58.7%          684,578        1.25
88   Fifth Avenue Apartments                                  70.1%          652,519        1.26
89   The Watermill Apartments                                 70.1%          651,109        1.25
90   Brooks Corner                                            57.1%          713,267        1.26
91   Hollywood Ardmore Apartments                             65.5%          658,696        1.22
92   Chasewood Apartments                                     70.3%          637,768        1.26
93   Kingsgate North                                          62.5%          628,782        1.34
94   Fairfield Suites Pittsburgh/Airport                      59.6%          735,487        1.40
95   Seatree Apartments                                       70.3%          602,905        1.26
96   All Aboard Mini Storage - Alhambra                       70.1%          669,076        1.45
97   West Century Center                                      71.2%          613,803        1.27
98   Universal Plaza                                          70.9%          647,013        1.37
99   Crestview Market Place                                   69.5%          567,639        1.29
100  New Franklin Apartments                                  47.4%          669,840        1.34
101  Windjammer Apartments                                    66.8%          556,029        1.27
102  Woodlake Village Apartments                              67.1%          565,278        1.40
103  Comfort Inn - Hopewell, VA                               61.0%          742,101        1.63
104  Linens N Things                                          36.6%          618,984        1.45
105  The Woods Apartments                                     70.2%          581,081        1.41
106  Moonlight Garden Apartments                              70.9%          513,492        1.20
107  Sagamore Court Apartments                                63.0%          534,766        1.36
108  Carriage Hill Apartments                                 65.3%          548,218        1.39
109  Dowling Office Building                                  65.2%          499,635        1.25
110  Main Street Plaza Shopping Center                        66.1%          483,188        1.27
111  Friendship Crossing Apartments                           70.1%          480,828        1.25
112  Spruce Properties  (1J)                                  67.8%          243,299        1.43
113  Oak Grove Apartments  (1J)                               68.0%          180,059        1.43
114  Aldrich Apartments  (1J)                                 71.4%          123,685        1.43
115  One Bellemead Center                                     68.0%          490,702        1.25
116  Denver Tech Center #30                                   62.5%          446,359        1.25
117  Preston Racquet Club Condominiums and Apartments         70.2%          454,730        1.20
118  Sand Lake Apartments                                     32.3%          493,672        1.38
119  Mobile Estate Mobile Home Park                           62.1%          471,208        1.33
120  Colonia Shopping Center                                  68.8%          474,687        1.32
121  Vista Ridge Center III                                   71.0%          442,929        1.21
122  Parkside East Apartments                                 69.6%          418,053        1.22
123  Northpark Village                                        69.8%          415,499        1.26
124  Breakers Apartments                                      69.5%          410,544        1.27
125  Picnic Lawn Apartments                                   65.4%          427,029        1.28
126  32nd Street and McDowell Road Shopping Center            69.9%          426,854        1.32

                    Descriptions of the Mortgaged Properties

                                                                                         Units/
                                                                                        Sq. Ft./
                                                             Property                    Rooms/        Fee Simple/         Year
 #   Property Name                                             Type                       Pads          Leasehold         Built
------------------------------------------------------------------------------------------------------------------------------------
127  Triangle Corporate Center                               Mixed Use                     77,404           Fee            1985
128  One West Hills Office                                   Office                        57,967           Fee            1985
129  Harper Regency Apartments                               Multifamily                       38           Fee            1991
130  Heritage Green Shopping Center                          Retail                        66,984           Fee            1983
131  Captain's Landing Apartments                            Multifamily                      174           Fee            1983
132  All Aboard Mini Storage - Fremont                       Self Storage                  62,165           Fee            1997
133  Century Plaza Strip Shopping Center  (1K)               Retail                        36,622           Fee            1988
134  Albany Square Strip Shopping Center  (1K)               Retail                        30,479           Fee            1988
135  Larrabee Complex                                        Mixed Use                    100,304           Fee            1970
136  Cedar Garden Apartments                                 Multifamily                       90           Fee            1963
137  All Aboard Mini Storage - Stanton                       Self Storage                  63,705           Fee            1995
138  Windtree Apartments - Phase I                           Multifamily                      126           Fee            1980
139  Lake City Mini-Storage                                  Self Storage                  48,808           Fee            1988
140  Huntington Mobile Estates                               Manufactured Housing             105           Fee            1961
141  Everhart Park Shopping Center                           Retail                        63,277           Fee            1985
142  Rafael North Executive Park                             Office                        30,503      Fee/Easement        1981
143  Westwind Estates                                        Manufactured Housing             156        Leasehold         1985
144  Hewlett Shopping Center                                 Retail                        32,800           Fee            1953
145  Forest Park Village                                     Multifamily                      138           Fee            1971
146  2700 Richards Building                                  Office                        31,962           Fee            1991
147  Lincoln Park Center                                     Retail                        46,190           Fee            1987
148  Cedar Heights Apartments                                Multifamily                      256           Fee            1977
149  The North Oak Apartments                                Multifamily                      256           Fee            1974
150  Arrowhead Court Apartments                              Multifamily                      126           Fee            1968
151  The Citibank Building                                   Office                        62,632           Fee            1955
152  Petco/Starbucks S/C                                     Retail                        12,016           Fee            1990
153  1870 Ogden Drive                                        Office                        25,995           Fee            1964
154  Woodland Park Office Building                           Office                        51,231           Fee            1978
155  Costa Mesa Mobile Estates                               Manufactured Housing             104           Fee            1950
156  Tree Top Apartments                                     Multifamily                      146           Fee            1976
157  Greenville Village Mobile Home Park                     Manufactured Housing             223           Fee            1986
158  Brookwood Village                                       Retail                        28,774           Fee            1920
159  Rose Grove Mobile Home Park                             Manufactured Housing             332           Fee            1960
160  Little River Shopping Center                            Retail                        51,560           Fee            1985
161  The Amberton Apartments                                 Multifamily                      112           Fee            1986
162  Best Western Worlds of Fun                              Hotel                             86           Fee            1986
163  All Aboard Mini Storage - Anaheim                       Self Storage                  54,130           Fee            1994
164  Waterway Crossing Apartments                            Multifamily                      102           Fee            1986
165  The Borders Building                                    Retail                        80,000           Fee            1973
166  Ken-Caryl Business Center                               Office                        50,636           Fee            1981
167  Alta Vista Mobile Home Park                             Manufactured Housing             140           Fee            1961
168  Palm Springs Self Storage                               Self Storage                  68,327           Fee            1998
169  Holiday Inn Express Auburn                              Hotel                             69           Fee            1995
170  Caruth Haven Retail Center                              Retail                        16,800           Fee            1976
171  3456 Ridge Property                                     Mixed Use                    100,207           Fee            1983
172  Campus Plaza Shopping Center                            Retail                        26,457           Fee            1995
173  All Aboard Mini Storage - San Gabriel                   Self Storage                  40,059           Fee            1991
174  Point O' Woods Apartments                               Multifamily                      150           Fee            1979
175  Williamsburg on the Lake Apartments                     Multifamily                      150           Fee            1977
176  Airport Business Center                                 Mixed Use                     41,660           Fee            1990
177  Staples - Wilmington                                    Retail                        29,049           Fee            1998
178  Felicita Junction                                       Retail                        41,682        Leasehold         1997
179  The Bordeaux Apartments                                 Multifamily                      102           Fee            1968
180  High Point Village I Apartments                         Multifamily                      168           Fee            1980
181  Assured Self Storage Facility                           Self Storage                  87,400           Fee            1996
182  Staples - Valparaiso                                    Retail                        24,049           Fee            1998
183  Fruitland Grove Family Park                             Manufactured Housing              99           Fee            1956
184  Centennial Creek Office Park                            Office                        28,540           Fee            1984
185  Park Lane Village Apartments  (1L)                      Multifamily                       75           Fee            1975
186  Rynearson Lane Village Apartments  (1L)                 Multifamily                       78           Fee            1971
187  Holiday Inn Express Ottawa                              Hotel                             70           Fee            1994
188  Ross Apartments                                         Multifamily                       31           Fee            1954
189  339 S. Ardmore Apartments                               Multifamily                       84           Fee            1972



                                                                           Occupancy                       Cut-off         Maturity/
                                                                Year       Rate at        Appraised       Date LTV           ARD
 #   Property Name                                           Renovated     U/W (6)          Value          Ratio            Balance
------------------------------------------------------------------------------------------------------------------------------------
127  Triangle Corporate Center                                    N/A        84.0%          5,600,000        71.2%         3,444,193
128  One West Hills Office                                        N/A       100.0%          5,300,000        74.4%         3,471,762
129  Harper Regency Apartments                                    N/A        97.0%          4,970,000        79.3%         1,611,618
130  Heritage Green Shopping Center                               N/A       100.0%          5,400,000        71.2%         3,401,088
131  Captain's Landing Apartments                                1998        93.0%          5,350,000        71.1%         3,508,099
132  All Aboard Mini Storage - Fremont                            N/A        92.0%          5,150,000        73.5%         3,331,075
133  Century Plaza Strip Shopping Center  (1K)                    N/A       100.0%          2,900,000        72.0%         1,649,552
134  Albany Square Strip Shopping Center  (1K)                    N/A       100.0%          2,270,000        74.5%         1,335,352
135  Larrabee Complex                                            1975       100.0%          5,640,000        65.3%         2,936,804
136  Cedar Garden Apartments                                      N/A        96.0%          4,600,000        79.9%         3,252,542
137  All Aboard Mini Storage - Stanton                            N/A        92.0%          4,800,000        76.4%         3,225,884
138  Windtree Apartments - Phase I                               1993       100.0%          5,200,000        69.1%         3,184,223
139  Lake City Mini-Storage                                      1989       100.0%          5,150,000        69.6%         2,893,055
140  Huntington Mobile Estates                                   1995       100.0%          4,600,000        75.8%         3,072,396
141  Everhart Park Shopping Center                                N/A        98.0%          4,400,000        79.3%         3,003,433
142  Rafael North Executive Park                                  N/A       100.0%          4,590,000        75.9%         2,887,686
143  Westwind Estates                                             N/A        99.0%          4,310,000        79.8%         3,034,126
144  Hewlett Shopping Center                                      N/A       100.0%          5,650,000        60.0%         2,984,974
145  Forest Park Village                                         1994        96.0%          4,100,000        79.8%         2,916,071
146  2700 Richards Building                                       N/A       100.0%          4,250,000        76.2%         2,861,512
147  Lincoln Park Center                                          N/A       100.0%          4,240,000        75.8%         2,849,838
148  Cedar Heights Apartments                                     N/A       100.0%          4,100,000        75.5%         2,727,725
149  The North Oak Apartments                                    1993        92.0%          4,400,000        70.4%         2,720,749
150  Arrowhead Court Apartments                                   N/A        98.0%          3,900,000        79.2%         2,703,540
151  The Citibank Building                                       1985        79.0%          4,350,000        71.0%         2,703,540
152  Petco/Starbucks S/C                                          N/A       100.0%          4,100,000        75.1%         2,731,205
153  1870 Ogden Drive                                             N/A       100.0%          3,850,000        79.9%         2,728,561
154  Woodland Park Office Building                               1991       100.0%          5,000,000        60.9%         2,719,852
155  Costa Mesa Mobile Estates                                   1985        96.0%          3,890,000        77.0%         2,613,095
156  Tree Top Apartments                                          N/A        95.0%          4,500,000        66.6%         2,652,410
157  Greenville Village Mobile Home Park                         1987        99.0%          4,300,000        69.6%         2,436,535
158  Brookwood Village                                           1997       100.0%          4,300,000        69.5%         2,586,734
159  Rose Grove Mobile Home Park                                  N/A        97.0%          9,150,000        32.7%         2,611,136
160  Little River Shopping Center                                1996       100.0%          3,700,000        79.9%         2,508,391
161  The Amberton Apartments                                      N/A        94.0%          3,640,000        79.4%         2,545,699
162  Best Western Worlds of Fun                                   N/A         N/A           4,300,000        67.2%         2,387,656
163  All Aboard Mini Storage - Anaheim                            N/A        92.0%          4,450,000        64.9%         2,542,136
164  Waterway Crossing Apartments                                 N/A        64.0%          3,800,000        74.3%         2,164,148
165  The Borders Building                                        1995        50.0%          8,000,000        35.3%         1,341,480
166  Ken-Caryl Business Center                                    N/A       100.0%          4,000,000        70.5%         2,480,775
167  Alta Vista Mobile Home Park                                  N/A        95.0%          3,700,000        75.6%         2,607,622
168  Palm Springs Self Storage                                    N/A        96.0%          4,640,000        60.1%         2,288,777
169  Holiday Inn Express Auburn                                   N/A         N/A           4,500,000        62.0%         2,240,018
170  Caruth Haven Retail Center                                  1991        96.0%          3,750,000        74.4%         2,449,997
171  3456 Ridge Property                                          N/A       100.0%          3,820,000        73.0%         2,373,224
172  Campus Plaza Shopping Center                                 N/A        90.0%          4,000,000        68.5%         2,414,025
173  All Aboard Mini Storage - San Gabriel                        N/A        95.0%          3,450,000        79.1%         2,401,881
174  Point O' Woods Apartments                                    N/A        98.0%          3,400,000        79.9%         2,393,359
175  Williamsburg on the Lake Apartments                          N/A        96.0%          4,500,000        59.9%         2,186,749
176  Airport Business Center                                     1993        84.0%          3,575,000        75.4%         2,385,573
177  Staples - Wilmington                                         N/A       100.0%          3,350,000        79.9%         2,373,026
178  Felicita Junction                                            N/A       100.0%          3,640,000        73.4%         2,355,559
179  The Bordeaux Apartments                                     1997        97.0%          3,350,000        79.6%         2,240,377
180  High Point Village I Apartments                              N/A        93.0%          3,450,000        76.8%         2,349,951
181  Assured Self Storage Facility                               1998        89.0%          3,550,000        74.5%         2,184,083
182  Staples - Valparaiso                                         N/A       100.0%          3,200,000        79.9%         2,266,771
183  Fruitland Grove Family Park                                  N/A        93.0%          3,150,000        79.5%         2,214,596
184  Centennial Creek Office Park                                 N/A       100.0%          3,300,000        75.6%         2,180,520
185  Park Lane Village Apartments  (1L)                           N/A        95.0%          1,630,000        82.5%         1,100,746
186  Rynearson Lane Village Apartments  (1L)                     1973        95.0%          1,570,000        73.0%           937,672
187  Holiday Inn Express Ottawa                                  1995         N/A           4,000,000        62.3%         2,000,016
188  Ross Apartments                                             1998        97.0%          4,225,000        58.9%         2,124,171
189  339 S. Ardmore Apartments                                    N/A        96.0%          3,250,000        76.5%         2,143,793



                                                           Maturity/ARD       U/W            U/W
 #   Property Name                                         LTV Ratio (7)     NCF (8)        DSCR (9)
-------------------------------------------------------------------------------------------------------
127  Triangle Corporate Center                                61.5%          430,309        1.41
128  One West Hills Office                                    65.5%          404,673        1.25
129  Harper Regency Apartments                                32.4%          420,535        1.30
130  Heritage Green Shopping Center                           63.0%          418,221        1.29
131  Captain's Landing Apartments                             65.6%          379,610        1.20
132  All Aboard Mini Storage - Fremont                        64.7%          419,044        1.36
133  Century Plaza Strip Shopping Center  (1K)                56.9%          233,802        1.47
134  Albany Square Strip Shopping Center  (1K)                58.8%          216,883        1.47
135  Larrabee Complex                                         52.1%          470,600        1.53
136  Cedar Garden Apartments                                  70.7%          383,413        1.24
137  All Aboard Mini Storage - Stanton                        67.2%          406,330        1.36
138  Windtree Apartments - Phase I                            61.2%          400,132        1.32
139  Lake City Mini-Storage                                   56.2%          422,341        1.36
140  Huntington Mobile Estates                                66.8%          386,163        1.35
141  Everhart Park Shopping Center                            68.3%          381,992        1.37
142  Rafael North Executive Park                              62.9%          360,744        1.29
143  Westwind Estates                                         70.4%          344,733        1.21
144  Hewlett Shopping Center                                  52.8%          421,364        1.51
145  Forest Park Village                                      71.1%          343,163        1.22
146  2700 Richards Building                                   67.3%          338,887        1.25
147  Lincoln Park Center                                      67.2%          354,000        1.30
148  Cedar Heights Apartments                                 66.5%          320,314        1.25
149  The North Oak Apartments                                 61.8%          319,862        1.26
150  Arrowhead Court Apartments                               69.3%          313,250        1.27
151  The Citibank Building                                    62.2%          344,452        1.39
152  Petco/Starbucks S/C                                      66.6%          326,170        1.25
153  1870 Ogden Drive                                         70.9%          328,356        1.26
154  Woodland Park Office Building                            54.4%          323,640        1.22
155  Costa Mesa Mobile Estates                                67.2%          329,715        1.38
156  Tree Top Apartments                                      58.9%          323,814        1.28
157  Greenville Village Mobile Home Park                      56.7%          392,445        1.48
158  Brookwood Village                                        60.2%          323,517        1.41
159  Rose Grove Mobile Home Park                              28.5%          598,395        2.52
160  Little River Shopping Center                             67.8%          316,754        1.27
161  The Amberton Apartments                                  69.9%          302,350        1.27
162  Best Western Worlds of Fun                               55.5%          375,710        1.40
163  All Aboard Mini Storage - Anaheim                        57.1%          326,011        1.38
164  Waterway Crossing Apartments                             57.0%          348,203        1.56
165  The Borders Building                                     16.8%          380,785        1.22
166  Ken-Caryl Business Center                                62.0%          289,277        1.26
167  Alta Vista Mobile Home Park                              70.5%          325,939        1.36
168  Palm Springs Self Storage                                49.3%          363,027        1.44
169  Holiday Inn Express Auburn                               49.8%          435,968        1.84
170  Caruth Haven Retail Center                               65.3%          289,029        1.28
171  3456 Ridge Property                                      62.1%          295,618        1.47
172  Campus Plaza Shopping Center                             60.4%          319,976        1.42
173  All Aboard Mini Storage - San Gabriel                    69.6%          303,478        1.36
174  Point O' Woods Apartments                                70.4%          297,240        1.32
175  Williamsburg on the Lake Apartments                      48.6%          424,033        1.74
176  Airport Business Center                                  66.7%          298,101        1.32
177  Staples - Wilmington                                     70.8%          277,738        1.22
178  Felicita Junction                                        64.7%          276,898        1.25
179  The Bordeaux Apartments                                  66.9%          312,189        1.63
180  High Point Village I Apartments                          68.1%          284,086        1.26
181  Assured Self Storage Facility                            61.5%          319,385        1.30
182  Staples - Valparaiso                                     70.8%          263,712        1.22
183  Fruitland Grove Family Park                              70.3%          269,093        1.30
184  Centennial Creek Office Park                             66.1%          259,636        1.30
185  Park Lane Village Apartments  (1L)                       67.5%          158,897        1.28
186  Rynearson Lane Village Apartments  (1L)                  59.7%          128,642        1.28
187  Holiday Inn Express Ottawa                               50.0%          389,479        1.84
188  Ross Apartments                                          50.3%          270,732        1.50
189  339 S. Ardmore Apartments                                66.0%          256,182        1.29

                    Descriptions of the Mortgaged Properties

                                                                                         Units/
                                                                                        Sq. Ft./
                                                             Property                    Rooms/        Fee Simple/         Year
 #   Property Name                                             Type                       Pads          Leasehold         Built
------------------------------------------------------------------------------------------------------------------------------------
190  Edgewater Beach Resort                                  Hotel                             86           Fee            1962
191  Fondren Hill Apartments                                 Multifamily                       96           Fee            1974
192  Cottonwood Plaza                                        Mixed Use                     45,778           Fee            1980
193  Southport Shops                                         Retail                        17,763           Fee            1997
194  Hawthorne Hill Apartments                               Multifamily                      168           Fee            1968
195  Days Inn Waccamaw                                       Hotel                            159        Leasehold         1985
196  Turtle Oaks Apartments                                  Multifamily                       81           Fee            1962
197  Linden Place Mobile Home Park                           Manufactured Housing             162           Fee            1970
198  Moore Lake Commons Shopping Center                      Retail                        64,905           Fee            1965
199  Imperial Manor West Apartments                          Multifamily                      164           Fee            1963
200  Brown School Station Apts.                              Multifamily                      112           Fee            1971
201  South Street Seaport Office Center                      Office                        48,177        Leasehold         1750
202  Hathaway Commerce Center                                Industrial                    67,214           Fee            1987
203  Corinthian Apartments                                   Multifamily                       55           Fee            1969
204  Walgreen's Drug Store - Swansea                         Retail                        13,905           Fee            1997
205  Catalina Apartments                                     Multifamily                      120           Fee            1969
206  Devonshire Square Retail Center                         Retail                        16,725           Fee            1965
207  1440 N. Vine Street                                     Retail                        14,401           Fee            1978
208  College Park Apartments                                 Multifamily                       88           Fee            1994
209  Country Brooke Apartments                               Multifamily                      108           Fee            1968
210  Hillside View Apartments                                Multifamily                       92           Fee            1986
211  Benihana Restaurant                                     Retail                         8,284           Fee            1977
212  Crosswinds Apartments                                   Multifamily                       64           Fee            1977
213  Imperial Plaza Retail Center                            Retail                        26,337           Fee            1989
214  Twin Lakes Mobile Home Park                             Manufactured Housing             254           Fee            1970
215  Antietam Village Center                                 Retail                        26,789           Fee            1984
216  Gateway Shoppes                                         Retail                        21,920           Fee            1986
217  Red Onion Building                                      Mixed Use                      8,200           Fee            1892
218  526 South Ardmore Avenue                                Multifamily                       63           Fee            1972
219  All Aboard Mini Storage - Santa Ana                     Self Storage                  44,830           Fee            1995
220  Villa East I & II                                       Office                        49,725           Fee            1981
221  Courtyard Apartments                                    Multifamily                       84           Fee            1985
222  Sunset View Village Apartments                          Multifamily                       48           Fee            1989
223  Wilmington Plaza                                        Retail                        54,401        Leasehold         1990
224  The Nations Bank Building                               Office                        33,726           Fee            1983
225  Quail Ridge Apartments                                  Multifamily                      104           Fee            1973
226  Best Western KCI Airport                                Hotel                             43           Fee            1987
227  Laurel Heights Apartments                               Multifamily                       72           Fee            1984
228  El Monte Mobile Air Mobile Home Park                    Manufactured Housing              77           Fee            1951
229  Harold Gilstrap Shopping Center                         Retail                        83,131           Fee            1982
230  Lakeside Apartments                                     Multifamily                       39           Fee            1995
231  Park Glen Apartments                                    Multifamily                      174           Fee            1971
232  St. Lucie Mobile Village                                Manufactured Housing             226           Fee            1970
233  Ravenscroft Apartments                                  Multifamily                       75           Fee            1965
234  Coach Country Corral MHP                                Manufactured Housing              82           Fee            1971
235  Seaside Village Shopping Center                         Retail                        50,144           Fee            1985
236  Sherwood Park Apartments                                Multifamily                       72           Fee            1979
237  Ravenna Plaza                                           Retail                        87,644           Fee            1978
238  Holiday Inn Express Oglesby                             Hotel                             68           Fee            1995
239  Central/Magnolia Retail Center                          Mixed Use                     17,556           Fee            1940
240  Rolling Hills Estates                                   Manufactured Housing             217           Fee            1971
241  Saticoy-Royale Apartments                               Multifamily                       65           Fee            1972
242  Holiday/Park Riviera Mobile Home Park                   Manufactured Housing             263           Fee            1970
243  Gottschalk's Department Store                           Retail                        40,000           Fee            1979
244  Justin Apartments                                       Multifamily                       25           Fee            1993
245  Fountain Square Apartments                              Multifamily                      120           Fee            1974
246  383 St. Johns Place                                     Multifamily                       16           Fee            1930
247  Days Inn                                                Hotel                             44           Fee            1997
248  Market Plaza                                            Retail                        22,534           Fee            1988
249  Michigan Plaza & Bender Plaza                           Office                        63,331           Fee            1978
250  Mockingbird Park Retail Building                        Mixed Use                     46,802        Leasehold         1986
251  Poolesville Village Center                              Retail                        16,715           Fee            1989
252  Executive Park Offices                                  Office                        23,274           Fee            1983


                                                                           Occupancy                       Cut-off         Maturity/
                                                                 Year       Rate at        Appraised       Date LTV           ARD
 #   Property Name                                            Renovated     U/W (6)          Value          Ratio            Balance
------------------------------------------------------------------------------------------------------------------------------------
190  Edgewater Beach Resort                                      1980         N/A           4,000,000        62.2%         2,041,014
191  Fondren Hill Apartments                                     1996        99.0%          3,300,000        73.9%         2,091,383
192  Cottonwood Plaza                                             N/A       100.0%          4,980,000        48.1%         2,107,584
193  Southport Shops                                              N/A        91.0%          3,200,000        74.8%         2,106,786
194  Hawthorne Hill Apartments                                    N/A        95.0%          3,920,000        61.0%         2,062,154
195  Days Inn Waccamaw                                           1997         N/A           4,100,000        58.2%         1,907,139
196  Turtle Oaks Apartments                                      1998        99.0%          3,190,000        73.4%         2,065,133
197  Linden Place Mobile Home Park                                N/A        98.0%          3,100,000        74.6%         1,866,992
198  Moore Lake Commons Shopping Center                          1988        98.0%          3,300,000        69.6%         2,048,800
199  Imperial Manor West Apartments                               N/A        92.0%          2,900,000        78.7%         1,847,590
200  Brown School Station Apts.                                   N/A        94.0%          2,825,000        79.6%         1,973,635
201  South Street Seaport Office Center                          1997        99.0%          4,500,000        49.8%         1,831,031
202  Hathaway Commerce Center                                     N/A        99.0%          3,020,000        72.7%         1,943,800
203  Corinthian Apartments                                        N/A        95.0%          3,810,000        57.4%         1,910,779
204  Walgreen's Drug Store - Swansea                             1997       100.0%          2,800,000        78.0%         1,927,620
205  Catalina Apartments                                          N/A       100.0%          2,840,000        76.5%         1,925,166
206  Devonshire Square Retail Center                             1998       100.0%          2,915,000        72.7%         1,756,798
207  1440 N. Vine Street                                          N/A       100.0%          2,900,000        72.2%         1,831,430
208  College Park Apartments                                      N/A        99.0%          2,750,000        75.9%         1,830,291
209  Country Brooke Apartments                                   1995        94.0%          2,625,000        78.3%         1,802,967
210  Hillside View Apartments                                     N/A        98.0%          2,900,000        70.3%            66,344
211  Benihana Restaurant                                          N/A       100.0%          2,650,000        75.4%         1,631,298
212  Crosswinds Apartments                                       1978        98.0%          2,700,000        73.9%         1,756,048
213  Imperial Plaza Retail Center                                 N/A        92.0%          2,710,000        73.6%         1,646,466
214  Twin Lakes Mobile Home Park                                 1976        99.0%          2,600,000        76.6%         1,606,232
215  Antietam Village Center                                      N/A        86.0%          2,700,000        73.7%         1,612,189
216  Gateway Shoppes                                              N/A       100.0%          2,680,000        74.2%         1,583,730
217  Red Onion Building                                          1984       100.0%          4,100,000        48.5%         1,578,148
218  526 South Ardmore Avenue                                     N/A        97.0%          2,500,000        79.4%         1,719,864
219  All Aboard Mini Storage - Santa Ana                          N/A        95.0%          2,680,000        70.4%         1,660,278
220  Villa East I & II                                            N/A       100.0%          2,900,000        64.4%         1,665,162
221  Courtyard Apartments                                         N/A       100.0%          2,365,000        78.1%         1,626,015
222  Sunset View Village Apartments                               N/A        92.0%          2,320,000        79.6%         1,609,124
223  Wilmington Plaza                                             N/A       100.0%          2,800,000        65.8%         1,632,322
224  The Nations Bank Building                                    N/A       100.0%          3,400,000        54.1%         1,293,130
225  Quail Ridge Apartments                                      1996        94.0%          2,410,000        75.9%         1,601,116
226  Best Western KCI Airport                                     N/A         N/A           2,750,000        66.2%         1,504,957
227  Laurel Heights Apartments                                    N/A        97.0%          2,250,000        79.6%         1,561,038
228  El Monte Mobile Air Mobile Home Park                         N/A        96.0%          2,300,000        77.8%         1,581,037
229  Harold Gilstrap Shopping Center                              N/A        97.0%          2,600,000        68.7%         1,438,078
230  Lakeside Apartments                                          N/A       100.0%          2,775,000        64.2%           488,843
231  Park Glen Apartments                                        1992        99.0%          2,700,000        64.6%         1,522,133
232  St. Lucie Mobile Village                                     N/A        90.0%          2,800,000        62.3%         1,405,453
233  Ravenscroft Apartments                                       N/A        92.0%          2,350,000        74.1%         1,507,295
234  Coach Country Corral MHP                                     N/A       100.0%          2,375,000        73.0%         1,408,622
235  Seaside Village Shopping Center                              N/A        83.0%          3,000,000        57.4%         1,416,495
236  Sherwood Park Apartments                                     N/A        99.0%          2,600,000        65.2%         1,315,427
237  Ravenna Plaza                                               1998       100.0%          2,860,000        59.3%         1,396,965
238  Holiday Inn Express Oglesby                                  N/A         N/A           2,900,000        58.4%         1,360,011
239  Central/Magnolia Retail Center                              1989       100.0%          2,260,000        74.7%         1,476,474
240  Rolling Hills Estates                                        N/A        92.0%          2,340,000        72.1%         1,371,077
241  Saticoy-Royale Apartments                                    N/A       100.0%          2,200,000        75.7%         1,465,972
242  Holiday/Park Riviera Mobile Home Park                        N/A        99.0%          2,060,000        79.5%         1,336,089
243  Gottschalk's Department Store                               1994       100.0%          2,300,000        69.7%         1,307,662
244  Justin Apartments                                            N/A       100.0%          2,425,000        65.9%         1,404,476
245  Fountain Square Apartments                                   N/A        83.0%          2,200,000        72.5%         1,289,701
246  383 St. Johns Place                                         1998        96.0%          2,000,000        79.7%         1,396,851
247  Days Inn                                                     N/A         N/A           2,750,000        57.9%         1,301,094
248  Market Plaza                                                1989       100.0%          2,500,000        62.6%         1,118,106
249  Michigan Plaza & Bender Plaza                               1992        90.0%          2,625,000        58.9%         1,273,429
250  Mockingbird Park Retail Building                             N/A        96.0%          3,000,000        51.2%         1,335,877
251  Poolesville Village Center                                  1990       100.0%          1,910,000        79.6%         1,347,233
252  Executive Park Offices                                       N/A        95.0%          1,925,000        77.9%         1,333,008



                                                           Maturity/ARD       U/W           U/W
 #   Property Name                                         LTV Ratio (7)     NCF (8)        DSCR (9)
-------------------------------------------------------------------------------------------------------
190  Edgewater Beach Resort                                   51.0%          317,175        1.40
191  Fondren Hill Apartments                                  63.4%          239,799        1.33
192  Cottonwood Plaza                                         42.3%          377,424        1.92
193  Southport Shops                                          65.8%          249,897        1.27
194  Hawthorne Hill Apartments                                52.6%          270,357        1.49
195  Days Inn Waccamaw                                        46.5%          294,722        1.48
196  Turtle Oaks Apartments                                   64.7%          233,715        1.20
197  Linden Place Mobile Home Park                            60.2%          277,440        1.39
198  Moore Lake Commons Shopping Center                       62.1%          245,905        1.23
199  Imperial Manor West Apartments                           63.7%          284,864        1.44
200  Brown School Station Apts.                               69.9%          219,798        1.21
201  South Street Seaport Office Center                       40.7%          353,923        1.76
202  Hathaway Commerce Center                                 64.4%          249,639        1.35
203  Corinthian Apartments                                    50.2%          346,996        2.01
204  Walgreen's Drug Store - Swansea                          68.8%          220,044        1.22
205  Catalina Apartments                                      67.8%          238,787        1.30
206  Devonshire Square Retail Center                          60.3%          262,983        1.32
207  1440 N. Vine Street                                      63.2%          260,240        1.55
208  College Park Apartments                                  66.6%          202,138        1.21
209  Country Brooke Apartments                                68.7%          219,014        1.33
210  Hillside View Apartments                                  2.3%          239,606        1.26
211  Benihana Restaurant                                      61.6%          228,878        1.27
212  Crosswinds Apartments                                    65.0%          227,211        1.39
213  Imperial Plaza Retail Center                             60.8%          263,199        1.43
214  Twin Lakes Mobile Home Park                              61.8%          271,848        1.58
215  Antietam Village Center                                  59.7%          232,782        1.34
216  Gateway Shoppes                                          59.1%          232,300        1.41
217  Red Onion Building                                       38.5%          227,410        1.39
218  526 South Ardmore Avenue                                 68.8%          222,603        1.38
219  All Aboard Mini Storage - Santa Ana                      62.0%          202,980        1.32
220  Villa East I & II                                        57.4%          206,609        1.28
221  Courtyard Apartments                                     68.8%          213,784        1.40
222  Sunset View Village Apartments                           69.4%          175,789        1.21
223  Wilmington Plaza                                         58.3%          194,476        1.25
224  The Nations Bank Building                                38.0%          273,705        1.50
225  Quail Ridge Apartments                                   66.4%          195,528        1.34
226  Best Western KCI Airport                                 54.7%          236,864        1.40
227  Laurel Heights Apartments                                69.4%          206,258        1.47
228  El Monte Mobile Air Mobile Home Park                     68.7%          218,879        1.48
229  Harold Gilstrap Shopping Center                          55.3%          259,819        1.71
230  Lakeside Apartments                                      17.6%          231,063        1.38
231  Park Glen Apartments                                     56.4%          193,547        1.40
232  St. Lucie Mobile Village                                 50.2%          214,430        1.43
233  Ravenscroft Apartments                                   64.1%          192,877        1.45
234  Coach Country Corral MHP                                 59.3%          198,945        1.32
235  Seaside Village Shopping Center                          47.2%          204,940        1.30
236  Sherwood Park Apartments                                 50.6%          188,722        1.36
237  Ravenna Plaza                                            48.8%          195,219        1.25
238  Holiday Inn Express Oglesby                              46.9%          247,822        1.72
239  Central/Magnolia Retail Center                           65.3%          181,971        1.35
240  Rolling Hills Estates                                    58.6%          224,339        1.52
241  Saticoy-Royale Apartments                                66.6%          184,516        1.35
242  Holiday/Park Riviera Mobile Home Park                    64.9%          209,835        1.44
243  Gottschalk's Department Store                            56.9%          195,623        1.37
244  Justin Apartments                                        57.9%          158,407        1.21
245  Fountain Square Apartments                               58.6%          190,882        1.38
246  383 St. Johns Place                                      69.8%          162,275        1.27
247  Days Inn                                                 47.3%          201,447        1.41
248  Market Plaza                                             44.7%          220,836        1.54
249  Michigan Plaza & Bender Plaza                            48.5%          189,622        1.33
250  Mockingbird Park Retail Building                         44.5%          154,133        1.28
251  Poolesville Village Center                               70.5%          171,998        1.34
252  Executive Park Offices                                   69.2%          160,925        1.25

                    Descriptions of the Mortgaged Properties

                                                                                         Units/
                                                                                        Sq. Ft./
                                                             Property                    Rooms/        Fee Simple/         Year
 #   Property Name                                            Type                       Pads          Leasehold         Built
------------------------------------------------------------------------------------------------------------------------------------
253  Citadel Square Shopping Center  (5)                     Retail                        50,173           Fee            1977
254  Sherwood Mobile Home Estates                            Manufactured Housing             206           Fee            1968
255  Ware's Van & Storage Co.                                Industrial                    56,600           Fee            1973
256  Sunrise Terrace Mobile Home Park                        Manufactured Housing              54           Fee            1962
257  Best Western Country Inn North                          Hotel                             44           Fee            1988
258  Woodlake Resort Village Apartments                      Multifamily                       50           Fee            1986
259  Plantation Pines Apartments                             Multifamily                       88           Fee            1973
260  Pacific Mini Storage                                    Self Storage                  65,763           Fee            1967
261  Sunridge Apartments                                     Multifamily                       99           Fee            1971
262  Parkside Place Apartments                               Multifamily                       84           Fee            1971
263  Courtyards of Granbury                                  Mixed Use                     47,340           Fee            1985
264  University Apartments                                   Multifamily                       62           Fee            1954
265  Isaqueena Village Apartments                            Multifamily                       60           Fee            1972
266  Turtle Dove I Apartments                                Multifamily                       79           Fee            1972
267  Carson Gardens Mobile Home Park                         Manufactured Housing              98           Fee            1934
268  Valerie Apartments                                      Multifamily                       64           Fee            1964
269  Huddersfield Apartments                                 Multifamily                       31           Fee            1940
270  1457 & 1519 - 1527 Park Road, NW                        Multifamily                       78           Fee            1909
271  Winter Garden Village Apartments                        Multifamily                       64           Fee            1972
272  Long Point Plaza Apartments                             Multifamily                       85           Fee            1960
273  The Place of Tempe Apartments                           Multifamily                       30           Fee            1964
274  Valley Garden Apartments                                Multifamily                       48           Fee            1962
275  Devereaux Apartments                                    Multifamily                       59           Fee            1968
276  Bloomingdale Shopping Center                            Retail                        11,000           Fee            1989
277  Cottonwood Apartments                                   Multifamily                       30           Fee            1983
278  Royal North Apartments                                  Multifamily                       85           Fee            1973
279  Turtle Dove II Apartments                               Multifamily                       40           Fee            1968


     Total/Weighted Average:


     Maximum:
     Minimum:



                                                                           Occupancy                       Cut-off         Maturity/
                                                                 Year       Rate at        Appraised       Date LTV           ARD
 #   Property Name                                            Renovated     U/W (6)          Value          Ratio            Balance
------------------------------------------------------------------------------------------------------------------------------------
253  Citadel Square Shopping Center  (5)                          N/A        98.0%          2,150,000        69.8%         1,344,797
254  Sherwood Mobile Home Estates                                1985        94.0%          1,900,000        78.6%         1,204,511
255  Ware's Van & Storage Co.                                    1986       100.0%          2,000,000        74.5%         1,048,641
256  Sunrise Terrace Mobile Home Park                            1965       100.0%          1,850,000        78.1%         1,266,897
257  Best Western Country Inn North                               N/A         N/A           2,100,000        68.8%         1,193,416
258  Woodlake Resort Village Apartments                          1994        94.0%          1,800,000        77.4%         1,230,898
259  Plantation Pines Apartments                                 1996        95.0%          2,000,000        67.4%         1,105,985
260  Pacific Mini Storage                                        1994        86.0%          2,200,000        61.2%         1,112,243
261  Sunridge Apartments                                         1996        95.0%          1,830,000        73.3%         1,099,857
262  Parkside Place Apartments                                   1997        99.0%          1,800,000        71.7%           892,843
263  Courtyards of Granbury                                      1992        96.0%          1,800,000        72.0%         1,155,032
264  University Apartments                                       1998        92.0%          1,700,000        74.0%         1,019,315
265  Isaqueena Village Apartments                                1994        90.0%          1,730,000        71.9%         1,084,348
266  Turtle Dove I Apartments                                    1997       100.0%          1,730,000        70.8%         1,000,027
267  Carson Gardens Mobile Home Park                             1955        99.0%          1,550,000        76.9%         1,056,337
268  Valerie Apartments                                           N/A       100.0%          1,340,000        79.9%           869,968
269  Huddersfield Apartments                                     1998       100.0%          1,500,000        70.6%           863,822
270  1457 & 1519 - 1527 Park Road, NW                            1997        96.0%          1,580,000        66.4%           858,954
271  Winter Garden Village Apartments                             N/A        98.0%          1,425,000        70.0%           812,178
272  Long Point Plaza Apartments                                  N/A        96.0%          1,240,000        76.7%           665,405
273  The Place of Tempe Apartments                               1998       100.0%          1,200,000        74.9%           734,084
274  Valley Garden Apartments                                    1998        96.0%          1,500,000        59.8%           731,099
275  Devereaux Apartments                                        1998        95.0%          1,130,000        78.5%           727,068
276  Bloomingdale Shopping Center                                 N/A        91.0%          1,100,000        72.5%           649,743
277  Cottonwood Apartments                                       1997        93.0%          1,160,000        68.7%            38,784
278  Royal North Apartments                                      1997        98.0%            980,000        73.3%           596,383
279  Turtle Dove II Apartments                                    N/A        95.0%          1,000,000        67.5%           551,035

                                                                            --------------------------------------------------------
     Total/Weighted Average:                                                 96.2%     $1,758,067,000        73.2%    $1,054,815,909
                                                                            ========================================================

     Maximum:                                                               100.0%     $   39,000,000        82.5%    $   26,589,367
     Minimum:                                                                50.0%     $      650,000        16.2%    $       38,784




                                                            Maturity/ARD       U/W            U/W
 #   Property Name                                          LTV Ratio (7)    NCF (8)         DSCR (9)
-------------------------------------------------------------------------------------------------------
253  Citadel Square Shopping Center  (5)                        62.5%          193,811        1.37
254  Sherwood Mobile Home Estates                               63.4%          184,157        1.43
255  Ware's Van & Storage Co.                                   52.4%          183,158        1.24
256  Sunrise Terrace Mobile Home Park                           68.5%          157,819        1.35
257  Best Western Country Inn North                             56.8%          187,874        1.40
258  Woodlake Resort Village Apartments                         68.4%          157,372        1.37
259  Plantation Pines Apartments                                55.3%          156,306        1.27
260  Pacific Mini Storage                                       50.6%          179,744        1.44
261  Sunridge Apartments                                        60.1%          147,157        1.21
262  Parkside Place Apartments                                  49.6%          164,658        1.34
263  Courtyards of Granbury                                     64.2%          141,596        1.20
264  University Apartments                                      60.0%          157,654        1.43
265  Isaqueena Village Apartments                               62.7%          151,341        1.55
266  Turtle Dove I Apartments                                   57.8%          146,577        1.33
267  Carson Gardens Mobile Home Park                            68.2%          138,047        1.39
268  Valerie Apartments                                         64.9%          146,951        1.55
269  Huddersfield Apartments                                    57.6%          132,650        1.40
270  1457 & 1519 - 1527 Park Road, NW                           54.4%          125,535        1.32
271  Winter Garden Village Apartments                           57.0%          111,930        1.26
272  Long Point Plaza Apartments                                53.7%          123,475        1.33
273  The Place of Tempe Apartments                              61.2%          109,070        1.35
274  Valley Garden Apartments                                   48.7%          117,741        1.48
275  Devereaux Apartments                                       64.3%          110,125        1.36
276  Bloomingdale Shopping Center                               59.1%           91,276        1.29
277  Cottonwood Apartments                                      3.3%           111,566        1.35
278  Royal North Apartments                                     60.9%          100,651        1.50
279  Turtle Dove II Apartments                                  55.1%           90,279        1.49

                                                             ---------------------------------------
     Total/Weighted Average:                                    62.6%     $146,507,174        1.39 x
                                                             =======================================

     Maximum:                                                   73.7%     $  3,241,994        2.54 x
     Minimum:                                                   12.9%     $     65,758        1.19 x


(1A) The Mortgage Loans secured by Hampton Inn - Elmsford, Quality Suites - Charleston, Courtyard by Marriott - Ann Arbor, Residence Inn - Phoenix, Homewood Suites - Cary, Hampton Inn & Suites - Gwinnett, Hampton Inn - Raleigh, Comfort Suites - Orlando, Hampton Inn - Perimeter, Hampton Inn - Charlotte, NC, Courtyard by Marriott - Wilmington, Hampton Inn - West Springfield, Homewood Suites - Clear Lake and Comfort Inn - Charleston, respectively, are cross-collateralized and cross-defaulted.

(1B) The Mortgage Loans secured by Kendal Lakes Plaza, Cypress Creek Station and Oakwood Business Center, respectively, are cross-collateralized and cross-defaulted.

(1C) The Mortgage Loans secured by Westchase Ranch Apartments, Westwood Village Apartments, Normandy Woods Apartments, Savoy Manor Apartments and San Marin Apartments, respectively, are cross-collateralized and cross-defaulted.

(1D) The Mortgage Loans secured by 2294 Molly Pitcher Highway, 5015 Campuswood Drive, 5010 Campuswood Drive and 5009 Campuswood Drive, respectively, are cross-collateralized and cross-defaulted.

(1E) The Mortgage Loans secured by Keller Oaks Apartments, Sycamore Hill Apartments, Claredon Apartments and Woodchase Condominiums, respectively, are cross-collateralized and cross-defaulted.

(1F) The Mortgage Loans secured by Princeton Court Apartments, Pinewood Estates Apartments and Arbor Court Apartments, resepectively, are cross-collateralized and cross-defaulted.

(1G) The Mortgage Loans secured by U-Store of Brightion Self Storage Facility, U-Store of South Lyon Self Storage Facility, U-Store of Saline Self Storage Facility, U-Store of Davison Self Storage Facility, U-Store of Holly Self Storage Facility and U-Store of Jackson Self Storage Facility, respectively, are cross-collateralized and cross-defaulted.

(1H) The Mortgage Loans secured by Cranbrook Centre Apartments and Cranbrook Centre Office Buildings, respectively, are cross-collateralized and cross-defaulted.

(1I) The Mortgage Loans secured by Mobile Gardens/Holly View Mobile Home Park, Stony Chase/Rock Creek Mobile Home Park and Briarwood Manor, respectively are cross-collateralized and cross-defaulted.

(1J) The Mortgage Loans secured by Spruce Properties, Oak Grove Apartments and Aldrich Apartments, respectively, are cross-collateralized and cross-defaulted.

(1K) The Mortgage Loans secured by Century Plaza Strip Shopping Center and Alabany Square Strip Shopping Center, respectively, are cross-collateralized and cross-defaulted.

(1L) The Mortgage Loans secured by Park Lane Village Apartments and Rynearson Lane Village Apartments, respectively, are cross-collateralized and cross-defaulted.

(2) The Mortgage Loan secured by Dallas Design Center Roll-Up is secured by 18 buildings that are operated as a single property.

(3) Marycrest Shopping Center has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 360 months with the payment presented reflecting the amount due during the amortization term.

(4) Merchant's Square has an interest only period of 24 months from origination and thereafter is scheduled to amortize over 336 months with the payment presented reflecting the amount due during the amortization term.

(5) Citadel Square Shopping Center has an interest only period of 36 months from origination and thereafter is scheduled to amortize over 300 months with the payment presented reflecting the amount due during the amortization term.

(6)  Does not include any Mortgage Loans secured by hotel properties.

(7) At maturity with respect to Balloon Loans, Fully Amortizing Loans or at the ARD in the case of ARD Loans. There can be no assurance that the value of any particular Mortgaged Property will not have declined from the original appraised value. Weighted Average, Maximum and Minimum presented are calculated without regard to any Fully Amortizing Loans.

(8) Underwriting NCF reflects the Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(9) U/W DSCR is based on the amount of the monthly payments presented. In the case of cross-collaterlized and cross-defaulted Mortgage Loans the combined U/W DSCR is presented for each and every related Mortgage Loans.

                             Mortgage Loans by State


                                                                                          Weighted
                                          Aggregate     Percentage of     Aggregate        Average                      Weighted
                             Number     Cut-off Date       Initial        Appraised     Cut-off Date     Aggregate      Average
State                       of Loans     Balance (1)     Pool Balance       Value         LTV Ratio     U/W NCF (2)     U/W DSCR
------------------------------------------------------------------------------------------------------------------------------------
Texas                          53       $ 247,283,354       19.7%        $ 336,735,000      74.8%       $ 26,830,147      1.30 x
California                     43         169,156,706       13.5%          224,475,000      75.7%         18,349,370      1.31
Florida                        19         123,548,452        9.9%          166,055,000      75.9%         14,470,940      1.34
Michigan                       17          59,538,902        4.8%           85,440,000      71.6%          7,094,284      1.44
Tennessee                       2          45,946,295        3.7%           61,100,000      75.4%          4,665,653      1.28
North Carolina                  9          42,498,892        3.4%           71,980,000      62.2%          6,708,057      1.89
Pennsylvania                    4          40,233,429        3.2%           51,200,000      78.7%          4,359,882      1.35
Massachusetts                   6          37,807,595        3.0%           55,020,000      70.6%          4,657,265      1.39
Louisiana                       5          36,317,290        2.9%           47,285,000      76.9%          4,262,254      1.34
Virginia                        3          34,591,554        2.8%           44,300,000      78.1%          3,803,213      1.33
Georgia                         7          32,757,166        2.6%           51,060,000      67.3%          4,638,761      1.72
Ohio                            9          31,646,065        2.5%           42,530,000      75.2%          3,449,242      1.33
Colorado                        8          30,301,170        2.4%           44,900,000      68.2%          3,268,985      1.30
South Carolina                  8          28,520,688        2.3%           51,630,000      64.8%          4,551,345      1.74
New Jersey                      7          28,088,527        2.2%           39,650,000      72.3%          3,100,154      1.29
New York                        7          26,991,196        2.2%           42,700,000      66.3%          3,990,488      1.76
Illinois                        9          25,704,850        2.1%           35,815,000      72.5%          3,052,494      1.44
Indiana                         7          23,789,539        1.9%           33,100,000      72.6%          2,857,589      1.42
Washington                      7          19,746,085        1.6%           26,925,000      73.8%          2,158,475      1.31
Maryland                        6          18,946,349        1.5%           28,010,000      69.0%          2,314,716      1.46
New Hampshire                   5          18,607,922        1.5%           27,020,000      69.8%          1,844,395      1.30
Nevada                          4          15,870,796        1.3%           20,880,000      76.3%          1,673,076      1.27
Oklahoma                        1          14,487,822        1.2%           18,400,000      78.7%          1,580,202      1.27
Arizona                         4          13,558,040        1.1%           27,490,000      54.7%          2,834,125      1.99
Maine                           3          11,724,123        0.9%           18,540,000      63.3%          1,348,219      1.35
Wisconsin                       2          10,492,750        0.8%           13,975,000      75.1%          1,099,881      1.27
Kansas                          1           9,841,203        0.8%           12,700,000      77.5%          1,085,388      1.40
Oregon                          2           7,277,959        0.6%           14,524,000      60.5%          1,069,603      1.82
Missouri                        4           7,043,268        0.6%           10,280,000      68.7%            910,573      1.39
Mississippi                     3           6,841,796        0.5%            9,040,000      75.8%            761,378      1.37
Minnesota                       4           6,785,324        0.5%            9,103,000      74.8%            792,948      1.36
Alabama                         3           6,780,746        0.5%            9,050,000      74.9%            713,334      1.27
Connecticut                     1           6,300,000        0.5%            9,000,000      70.0%            713,267      1.26
District of Columbia            2           5,651,491        0.5%            7,380,000      77.0%            606,363      1.26
Delaware                        2           4,962,484        0.4%            6,225,000      79.7%            540,560      1.35
New Mexico                      1           1,546,334        0.1%            2,625,000      58.9%            189,622      1.33
Utah                            1           1,499,290        0.1%            1,925,000      77.9%            160,925      1.25
                              ------------------------------------------------------------------------------------------------------
Total/Weighted Average:       279     $ 1,252,685,456      100.0%      $ 1,758,067,000      73.2%      $ 146,507,174      1.39 x
                              ======================================================================================================

                            Weighted
                            Average       Weighted
                           Occupancy       Average
                            Rate at      Year Built/
State                       U/W (3)     Renovated (4)
-----------------------------------------------------
Texas                        94.5%          1990
California                   97.1%          1984
Florida                      96.8%          1992
Michigan                     94.6%          1983
Tennessee                    93.7%          1990
North Carolina               98.3%          1989
Pennsylvania                 99.8%          1990
Massachusetts                97.9%          1985
Louisiana                    95.9%          1995
Virginia                     99.1%          1989
Georgia                      98.1%          1992
Ohio                         97.5%          1989
Colorado                     99.7%          1987
South Carolina               93.6%          1991
New Jersey                   93.1%          1976
New York                     98.2%          1988
Illinois                     93.8%          1992
Indiana                      97.1%          1993
Washington                   97.6%          1985
Maryland                     91.9%          1980
New Hampshire                98.0%          1983
Nevada                       98.6%          1989
Oklahoma                     98.0%          1997
Arizona                      98.9%          1986
Maine                       100.0%          1990
Wisconsin                    89.9%          1987
Kansas                       96.0%          1998
Oregon                       98.8%          1961
Missouri                     95.0%          1988
Mississippi                  96.9%          1983
Minnesota                    99.0%          1982
Alabama                      95.7%          1982
Connecticut                  96.0%          1996
District of Columbia         96.8%          1993
Delaware                     94.1%          1988
New Mexico                   90.0%          1992
Utah                         95.0%          1983
                           ---------------------
Total/Weighted Average:      96.2%          1988
                           =====================

(1)  Assumes a Cut-off Date of March 1, 1999.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not include any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

   Mortgage Loans by Property Type


                                                                                           Weighted
                                           Aggregate     Percentage of     Aggregate        Average                      Weighted
                              Number     Cut-off Date       Initial        Appraised     Cut-off Date     Aggregate      Average
Property Type                of Loans     Balance (1)     Pool Balance       Value         LTV Ratio     U/W NCF (2)     U/W DSCR
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                    107      $ 455,089,577        36.3%        $ 597,813,000      76.5%      $ 48,435,252      1.30 x
Retail                          59        310,401,887        24.8%          411,345,000      76.3%        34,215,081      1.30
Hotel                           26        116,339,043         9.3%          228,520,000      54.5%        21,932,302      2.13
Office                          24        110,681,155         8.8%          155,190,000      71.9%        12,517,937      1.31
Mixed Use                       18        103,267,224         8.2%          150,325,000      69.7%        11,362,797      1.32
Manufactured Housing            24         82,350,974         6.6%          112,424,000      75.4%         9,372,408      1.38
Industrial                       5         35,309,656         2.8%           48,150,000      74.5%         4,070,189      1.42
Self Storage                    16         39,245,939         3.1%           54,300,000      72.8%         4,601,207      1.36
                               -----------------------------------------------------------------------------------------------------
Total/Weighted Average:        279     $1,252,685,456       100.0%       $1,758,067,000      73.2%      $146,507,174      1.39 x
                               =====================================================================================================


                              Weighted
                              Average       Weighted
                             Occupancy       Average
                              Rate at      Year Built/
Property Type                 U/W (3)     Renovated (4)
-------------------------------------------------------
Multifamily                    95.4% 0        1986
Retail                         97.0%          1991
Hotel                          N/A            1995
Office                         97.3%          1988
Mixed Use                      96.4%          1989
Manufactured Housing           97.4%          1976
Industrial                     96.1%          1988
Self Storage                   93.4%          1993
                            ---------------------------
Total/Weighted Average:        96.2%          1988
                            ===========================


(1)  Assumes a Cut-off Date of March 1, 1999.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not include any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

          Mortgage Loans by Property Sub-Type


                                                                                                       Weighted
                                                       Aggregate     Percentage of     Aggregate       Average
                                           Number    Cut-off Date       Initial        Appraised    Cut-off Date    Aggregate
Property Type   Property Sub-Type         of Loans    Balance (1)    Pool Balance        Value        LTV Ratio    U/W NCF (2)
------------------------------------------------------------------------------------------------------------------------------------
Hotel
                Limited Service              23       $ 92,969,978       7.4%        $ 192,520,000      51.5%     $ 18,209,538
                Full Service                  3         23,369,066       1.9%           36,000,000      66.8%        3,722,763
                                          ------------------------------------------------------------------------------------------
Total/Weighted Average:                      26      $ 116,339,043       9.3%        $ 228,520,000      54.5%     $ 21,932,302
                                          ==========================================================================================

Retail
                Anchored                     34      $ 235,441,576      18.8%        $ 311,520,000      76.5%     $ 25,774,251
                Unanchored                   25         74,960,311       6.0%           99,825,000      75.5%        8,440,831
                                          ------------------------------------------------------------------------------------------
Total/Weighted Average:                      59      $ 310,401,887      24.8%        $ 411,345,000      76.3%     $ 34,215,081
                                          ==========================================================================================

Mixed Use
                Office/Retail                10      $  43,495,630       3.5%        $  63,180,000      70.4%     $  4,854,625
                Office/Showroom               1         17,479,737       1.4%           26,400,000      66.2%        1,917,103
                Office/Industrial             4         17,403,573       1.4%           26,845,000      65.8%        1,973,182
                Office/Theater                1         16,753,085       1.3%           22,800,000      73.5%        1,757,340
                Marina/Retail                 1          6,838,329       0.5%            9,300,000      73.5%          718,951
                Multifamily/Self Storage      1          1,296,871       0.1%            1,800,000      72.0%          141,596
                                          ------------------------------------------------------------------------------------------
Total/Weighted Average:                      18      $ 103,267,224       8.2%        $ 150,325,000      69.7%     $ 11,362,797
                                          ==========================================================================================


                                                        Weighted
                                                        Average       Weighted
                                          Weighted     Occupancy      Average
                                          Average       Rate at     Year Built/
Property Type   Property Sub-Type         U/W DSCR      U/W (3)    Renovated (4)
--------------------------------------------------------------------------------
Hotel
                Limited Service            2.24 x         N/A           1995
                Full Service               1.71           N/A           1996
                                          --------------------------------------
Total/Weighted Average:                    2.13 x         N/A           1995
                                          ======================================

Retail
                Anchored                   1.29 x        97.3%          1992
                Unanchored                 1.33          95.9%          1988
                                          --------------------------------------
Total/Weighted Average:                    1.30 x        97.0%          1991
                                          ======================================

Mixed Use
                Office/Retail              1.34 x        97.0%          1988
                Office/Showroom            1.30          98.0%          1995
                Office/Industrial          1.39          88.4%          1991
                Office/Theater             1.26         100.0%          1979
                Marina/Retail              1.19         100.0%          1994
                Multifamily/Self Storage   1.20          96.0%          1992
                                          --------------------------------------
Total/Weighted Average:                    1.32 x        96.4%          1989
                                          ======================================

(1)  Assumes a Cut-off Date of March 1, 1999.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not include any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                    Underwriting Debt Service Coverage Ratios

                                                                                              Weighted
                                             Aggregate     Percentage of      Aggregate        Average                     Weighted
          Range of              Number      Cut-off Date      Initial         Appraised     Cut-off Date    Aggregate      Average
         U/W DSCRs             of Loans     Balance (1)     Pool Balance        Value         LTV Ratio    U/W NCF (2)     U/W DSCR
------------------------------------------------------------------------------------------------------------------------------------
    1.190 x   -     1.290        108        $ 631,478,078     50.4%         $ 832,015,000       76.5%      $ 66,218,793       1.25 x
    1.300     -     1.390         87          334,357,110     26.7%           452,359,000       74.4%        37,112,178       1.33
    1.400     -     1.490         46          154,796,906     12.4%           210,278,000       74.2%        18,618,715       1.42
    1.500     -     1.590         12           24,598,983      2.0%            37,105,000       67.1%         3,160,809       1.53
    1.600     -     2.540 x       26          107,454,379      8.6%           226,310,000       50.2%        21,396,679       2.29
                                 ---------------------------------------------------------------------------------------------------
  Total/Weighted Average:        279       $1,252,685,456    100.0%        $1,758,067,000       73.2%      $146,507,174       1.39 x
                                 ===================================================================================================

                                   Average       Weighted
                                  Occupancy      Average
          Range of                 Rate at     Year Built/
         U/W DSCRs                 U/W (3)    Renovated (4)
-----------------------------------------------------------
    1.190 x   -     1.290           96.6%          1988
    1.300     -     1.390           95.7%          1987
    1.400     -     1.490           96.4%          1989
    1.500     -     1.590           94.4%          1978
    1.600     -     2.540 x         93.8%          1992
                                    -------------------
  Total/Weighted Average:           96.2%          1988
                                    ===================

Maximum Underwriting DSCR:                 2.54 x
Minimum Underwriting DSCR:                 1.19 x
Wtd. Avg. Underwriting DSCR:               1.39 x

(1)  Assumes a Cut-off Date of March 1, 1999.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not include any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                        Cut-off Date Loan-to-Value Ratios


                                                                                              Weighted
          Range of                           Aggregate     Percentage of      Aggregate        Average                     Weighted
        Cut-off Date            Number      Cut-off Date      Initial         Appraised     Cut-off Date    Aggregate      Average
         LTV Ratios            of Loans     Balance (1)     Pool Balance        Value         LTV Ratio    U/W NCF (2)     U/W DSCR
------------------------------------------------------------------------------------------------------------------------------------
   16.20%     -    50.00%         18      $   77,184,406       6.2%       $  181,050,000        44.1%     $ 16,277,547       2.42 x
   50.01%     -    60.00%         19          55,551,024       4.4%           96,970,000        57.4%        7,716,668       1.59
   60.01%     -    70.00%         41         125,826,621      10.0%          190,465,000        66.2%       14,717,161       1.36
   70.01%     -    75.00%         73         279,229,072      22.3%          382,560,000        73.0%       31,157,755       1.32
   75.01%     -    80.00%        121         662,639,360      52.9%          843,004,000        78.6%       71,113,311       1.30
   80.01%     -    82.50%          7          52,254,974       4.2%           64,018,000        81.6%        5,524,733       1.25
                                 ---------------------------------------------------------------------------------------------------
  Total/Weighted Average:        279      $1,252,685,456     100.0%       $1,758,067,000        73.2%     $146,507,174       1.39 x
                                 ===================================================================================================

                                 Weighted
                                  Average       Weighted
          Range of               Occupancy      Average
        Cut-off Date              Rate at     Year Built/
         LTV Ratios               U/W (3)    Renovated (4)
----------------------------------------------------------
   16.20%     -    50.00%          87.7%          1994
   50.01%     -    60.00%          92.7%          1984
   60.01%     -    70.00%          97.9%          1990
   70.01%     -    75.00%          94.9%          1988
   75.01%     -    80.00%          96.8%          1987
   80.01%     -    82.50%          97.5%          1991
                                   -------------------
  Total/Weighted Average:          96.2%          1988
                                   ===================


Maximum Cut-off Date LTV Ratio:                 82.5%
Minimum Cut-off Date LTV Ratio:                 16.2%
Wtd. Avg. Cut-off Date LTV Ratio:               73.2%

(1)  Assumes a Cut-off Date of March 1, 1999.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not include any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                    Underwriting Debt Service Coverage Ratios

                                                                                              Weighted
                                             Aggregate     Percentage of      Aggregate        Average                     Weighted
          Range of              Number      Cut-off Date      Initial         Appraised     Cut-off Date    Aggregate      Average
         U/W DSCRs             of Loans     Balance (1)     Pool Balance        Value         LTV Ratio    U/W NCF (2)     U/W DSCR
------------------------------------------------------------------------------------------------------------------------------------
    1.190 x   -     1.290        108        $ 631,478,078     50.4%         $ 832,015,000       76.5%      $ 66,218,793       1.25 x
    1.300     -     1.390         87          334,357,110     26.7%           452,359,000       74.4%        37,112,178       1.33
    1.400     -     1.490         46          154,796,906     12.4%           210,278,000       74.2%        18,618,715       1.42
    1.500     -     1.590         12           24,598,983      2.0%            37,105,000       67.1%         3,160,809       1.53
    1.600     -     2.540 x       26          107,454,379      8.6%           226,310,000       50.2%        21,396,679       2.29
                                 ---------------------------------------------------------------------------------------------------
  Total/Weighted Average:        279       $1,252,685,456    100.0%        $1,758,067,000       73.2%      $146,507,174       1.39 x
                                 ===================================================================================================

                                   Average       Weighted
                                  Occupancy      Average
          Range of                 Rate at     Year Built/
         U/W DSCRs                 U/W (3)    Renovated (4)
-----------------------------------------------------------
    1.190 x   -     1.290           96.6%          1988
    1.300     -     1.390           95.7%          1987
    1.400     -     1.490           96.4%          1989
    1.500     -     1.590           94.4%          1978
    1.600     -     2.540 x         93.8%          1992
                                    -------------------
  Total/Weighted Average:           96.2%          1988
                                    ===================

Maximum Underwriting DSCR:                 2.54 x
Minimum Underwriting DSCR:                 1.19 x
Wtd. Avg. Underwriting DSCR:               1.39 x

(1)  Assumes a Cut-off Date of March 1, 1999.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not include any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                        Cut-off Date Loan-to-Value Ratios


                                                                                              Weighted
          Range of                           Aggregate     Percentage of      Aggregate        Average                     Weighted
        Cut-off Date            Number      Cut-off Date      Initial         Appraised     Cut-off Date    Aggregate      Average
         LTV Ratios            of Loans     Balance (1)     Pool Balance        Value         LTV Ratio    U/W NCF (2)     U/W DSCR
------------------------------------------------------------------------------------------------------------------------------------
   16.20%     -    50.00%         18      $   77,184,406       6.2%       $  181,050,000        44.1%     $ 16,277,547       2.42 x
   50.01%     -    60.00%         19          55,551,024       4.4%           96,970,000        57.4%        7,716,668       1.59
   60.01%     -    70.00%         41         125,826,621      10.0%          190,465,000        66.2%       14,717,161       1.36
   70.01%     -    75.00%         73         279,229,072      22.3%          382,560,000        73.0%       31,157,755       1.32
   75.01%     -    80.00%        121         662,639,360      52.9%          843,004,000        78.6%       71,113,311       1.30
   80.01%     -    82.50%          7          52,254,974       4.2%           64,018,000        81.6%        5,524,733       1.25
                                 ---------------------------------------------------------------------------------------------------
  Total/Weighted Average:        279      $1,252,685,456     100.0%       $1,758,067,000        73.2%     $146,507,174       1.39 x
                                 ===================================================================================================

                                 Weighted
                                  Average       Weighted
          Range of               Occupancy      Average
        Cut-off Date              Rate at     Year Built/
         LTV Ratios               U/W (3)    Renovated (4)
----------------------------------------------------------
   16.20%     -    50.00%          87.7%          1994
   50.01%     -    60.00%          92.7%          1984
   60.01%     -    70.00%          97.9%          1990
   70.01%     -    75.00%          94.9%          1988
   75.01%     -    80.00%          96.8%          1987
   80.01%     -    82.50%          97.5%          1991
                                   -------------------
  Total/Weighted Average:          96.2%          1988
                                   ===================


Maximum Cut-off Date LTV Ratio:                 82.5%
Minimum Cut-off Date LTV Ratio:                 16.2%
Wtd. Avg. Cut-off Date LTV Ratio:               73.2%

(1)  Assumes a Cut-off Date of March 1, 1999.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not include any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                           Original Amortization Terms


           Range of                                                                            Weighted
           Original                           Aggregate     Percentage of      Aggregate        Average                     Weighted
        Amortization             Number      Cut-off Date      Initial         Appraised     Cut-off Date    Aggregate      Average
       Terms (Months)           of Loans     Balance (1)     Pool Balance        Value         LTV Ratio    U/W NCF (2)     U/W DSCR
------------------------------------------------------------------------------------------------------------------------------------
     180       -      239          3       $    9,950,692       0.8%          $ 17,525,000      64.1%      $  1,281,688      1.31 x
     240       -      299          7            9,970,526       0.8%            15,000,000      67.4%         1,317,004      1.37
     300       -      311         86          264,096,668      21.1%           441,230,000      63.5%        39,812,842      1.71
     312       -      360        183          968,667,570      77.3%         1,284,312,000      76.0%       104,095,639      1.30
                                 ---------------------------------------------------------------------------------------------------
   Total/Weighted Average:       279       $1,252,685,456     100.0%        $1,758,067,000      73.2%      $146,507,174      1.39 x
                                 ===================================================================================================

                                   Weighted
           Range of                Average       Weighted
           Original               Occupancy       Average
        Amortization               Rate at      Year Built/
       Terms (Months)              U/W (3)     Renovated (4)
------------------------------------------------------------
     180       -      239           85.8%          1987
     240       -      299           98.5%          1986
     300       -      311           95.5%          1991
     312       -      360           96.4%          1987
                              ------------------------------
   Total/Weighted Average:          96.2%          1988
                              ==============================


Maximum Original Amortization Term (Months):          360
Minimum Original Amortization Term (Months):          180
Wtd. Avg. Original Amortization Term (Months):        345

(1)  Assumes a Cut-off Date of March 1, 1999.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not reflect any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                      Original Terms to Stated Maturity (1)


                                                                                               Weighted
           Range of                           Aggregate     Percentage of      Aggregate        Average                     Weighted
        Original Terms           Number      Cut-off Date      Initial         Appraised     Cut-off Date    Aggregate      Average
    to Maturity (Months)        of Loans     Balance (2)     Pool Balance        Value         LTV Ratio    U/W NCF (3)     U/W DSCR
------------------------------------------------------------------------------------------------------------------------------------
     60        -      108          6        $   46,088,506       3.7%       $   60,070,000       76.8%     $  4,805,737       1.29 x
     109       -      120         261        1,148,111,527      91.7%        1,622,018,000       72.8%      135,160,785       1.40
     121       -      204          5            13,549,427       1.1%           18,249,000       74.8%        1,555,949       1.38
     205       -      300          7            44,935,996       3.6%           57,730,000       77.9%        4,984,703       1.31
                                  --------------------------------------------------------------------------------------------------
   Total/Weighted Average:        279       $1,252,685,456     100.0%       $1,758,067,000       73.2%     $146,507,174       1.39 x
                                  ==================================================================================================


                                    Weighted
                                    Average       Weighted
           Range of                Occupancy       Average
        Original Terms              Rate at      Year Built/
    to Maturity (Months)            U/W (4)     Renovated (5)
-------------------------------------------------------------
     60        -      108            95.1%          1984
     109       -      120            96.2%          1988
     121       -      204            92.4%          1981
     205       -      300            98.6%          1993
                               ------------------------------
   Total/Weighted Average:           96.2%          1988
                               ==============================

Maximum Original Term to Maturity (Months):       300
Minimum Original Term to Maturity (Months):        60
Wtd. Avg. Original Term to Maturity (Months):     125

(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.

(2)  Assumes a Cut-off Date of March 1, 1999.

(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(4)  Does not reflect any Mortgage Loans secured by hotel properties.

(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                          Remaining Amortization Terms


                                                                                               Weighted
                                              Aggregate      Percentage of     Aggregate        Average                     Weighted
      Range of Remaining         Number      Cut-off Date       Initial        Appraised     Cut-off Date    Aggregate       Average
    Amort. Terms (Months)       of Loans     Balance (1)     Pool Balance        Value         LTV Ratio    U/W NCF (2)     U/W DSCR
------------------------------------------------------------------------------------------------------------------------------------
     177       -      239           9      $   18,357,342        1.5%       $   30,025,000       66.0%     $  2,377,856      1.32 x
     240       -      299          83         255,960,545       20.4%          429,850,000       63.2%       38,889,744      1.72
     300       -      313           5          14,842,115        1.2%           20,880,000       71.1%        1,762,918      1.35
     314       -      360         182         963,525,455       76.9%        1,277,312,000       76.0%      103,476,656      1.30

                               -----------------------------------------------------------------------------------------------------
   Total/Weighted Average:        279      $1,252,685,456      100.0%       $1,758,067,000       73.2%     $146,507,174      1.39 x
                               =====================================================================================================


                                    Weighted
                                    Average       Weighted
                                   Occupancy      Average
      Range of Remaining            Rate at     Year Built/
    Amort. Terms (Months)           U/W (3)    Renovated (4)
--------------------------------------------------------------
     177       -      239            91.5%          1986
     240       -      299            95.5%          1991
     300       -      313            97.9%          1993
     314       -      360            96.4%          1987

                              --------------------------------
   Total/Weighted Average:           96.2%          1988
                              ================================

Maximum Remaining Amortization Term (Months):       360
Minimum Remaining Amortization Term (Months):       177
Wtd. Avg. Remaining Amortization Term (Months):     342

(1)  Assumes a Cut-off Date of March 1, 1999.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not include any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.


                     Remaining Terms to Stated Maturity (1)


                                                                                               Weighted
                                              Aggregate      Percentage of     Aggregate        Average                     Weighted
   Range of Remaining Terms      Number      Cut-off Date       Initial        Appraised     Cut-off Date    Aggregate       Average
 to Stated Maturity (Months)    of Loans     Balance (2)     Pool Balance        Value         LTV Ratio    U/W NCF (3)     U/W DSCR
------------------------------------------------------------------------------------------------------------------------------------
     58        -      108           7      $   48,782,931        3.9%       $   64,570,000       75.9%     $  5,229,770 0     1.31 x
     109       -      120         260       1,145,417,102       91.4%        1,617,518,000       72.9%      134,736,751       1.40
     121       -      204           5          13,549,427        1.1%           18,249,000       74.8%        1,555,949       1.38
     205       -      289           7          44,935,996        3.6%           57,730,000       77.9%        4,984,703       1.31

                               -----------------------------------------------------------------------------------------------------
   Total/Weighted Average:        279      $1,252,685,456      100.0%       $1,758,067,000       73.2%     $146,507,174       1.39 x
                               =====================================================================================================

                                    Weighted
                                    Average       Weighted
                                   Occupancy      Average
   Range of Remaining Terms         Rate at     Year Built/
 to Stated Maturity (Months)        U/W (4)    Renovated (5)
--------------------------------------------------------------
     58        -      108            95.1%          1983
     109       -      120            96.2%          1988
     121       -      204            92.4%          1981
     205       -      289            98.6%          1993

                              --------------------------------
   Total/Weighted Average:           96.2%          1988
                              ================================

Maximum Remaining Term to Maturity (Months):          289
Minimum Remaining Term to Maturity (Months):           58
Wtd. Avg. Remaining Term to Maturity (Months):        122

(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.

(2)  Assumes a Cut-off Date of March 1, 1999.

(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(4)  Does not include any Mortgage Loans secured by hotel properties.

(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                                 Mortgage Rates


                                                                                              Weighted
                                             Aggregate      Percentage of     Aggregate        Average                      Weighted
            Range of            Number      Cut-off Date       Initial        Appraised     Cut-off Date     Aggregate      Average
         Mortgage Rates        of Loans     Balance (1)     Pool Balance        Value         LTV Ratio     U/W NCF (2)     U/W DSCR
------------------------------------------------------------------------------------------------------------------------------------
   5.960%      -      6.499%       9      $   23,677,724        1.9%       $   33,310,000       71.9%      $  2,740,283       1.44 x
   6.500%      -      6.749%      11          58,718,671        4.7%           77,995,000       75.9%         6,063,772       1.33
   6.750%      -      6.999%      30         152,042,451       12.1%          204,685,000       75.9%        16,631,033       1.36
   7.000%      -      7.249%      55         258,866,516       20.7%          344,875,000       75.5%        28,365,262       1.34
   7.250%      -      7.499%      74         359,148,517       28.7%          557,384,000       68.2%        47,038,823       1.54
   7.500%      -      7.999%      88         307,513,241       24.5%          418,913,000       74.1%        34,732,862       1.31
   8.000%      -      8.440%      12          92,718,334        7.4%          120,905,000       76.9%        10,935,139       1.30

                              ------------------------------------------------------------------------------------------------------
Total/Weighted Average:          279      $1,252,685,456      100.0%       $1,758,067,000       73.2%      $146,507,174       1.39 x
                              ======================================================================================================


                                   Weighted
                                    Average       Weighted
                                   Occupancy       Average
            Range of                Rate at      Year Built/
         Mortgage Rates             U/W (3)     Renovated (4)
---------------------------------------------------------------
   5.960%      -      6.499%         98.7%          1987
   6.500%      -      6.749%         94.6%          1986
   6.750%      -      6.999%         96.8%          1987
   7.000%      -      7.249%         94.6%          1988
   7.250%      -      7.499%         96.2%          1988
   7.500%      -      7.999%         97.1%          1987
   8.000%      -      8.440%         97.9%          1994

                               ---------------------------------
Total/Weighted Average:              96.2%          1988
                               =================================

Maximum Mortgage Rate:                 8.440%      per annum
Minimum Mortgage Rate:                 5.960%      per annum
Wtd. Avg. Mortgage Rate:               7.317%      per annum

(1)  Assumes a Cut-off Date of March 1, 1999.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not include any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                            Cut-off Date Balances (1)


                                                                                               Weighted
                                               Aggregate      Percentage of     Aggregate       Average                     Weighted
            Range of              Number      Cut-off Date       Initial        Appraised    Cut-off Date     Aggregate     Average
     Cut-off Date Balances       of Loans     Balance (1)     Pool Balance        Value        LTV Ratio     U/W NCF (2)    U/W DSCR
------------------------------------------------------------------------------------------------------------------------------------
  $   515,267  -       749,999      4      $    2,480,311         0.2%      $    3,400,000       73.2%      $    327,322      1.43 x
      750,000  -     1,249,999     17          17,174,799         1.4%          23,638,000       73.0%         2,095,579      1.37
    1,250,000  -     1,999,999     63         104,815,403         8.4%         157,495,000       70.0%        13,167,284      1.39
    2,000,000  -     2,999,999     60         152,593,198        12.2%         226,625,000       69.6%        18,160,119      1.41
    3,000,000  -     3,999,999     33         116,312,485         9.3%         165,980,000       71.8%        13,133,390      1.38
    4,000,000  -     4,999,999     22          99,675,950         8.0%         140,724,000       73.0%        12,061,120      1.46
    5,000,000  -     5,999,999     17          91,965,164         7.3%         133,560,000       71.9%        12,057,941      1.57
    6,000,000  -     9,999,999     39         282,766,080        22.6%         404,555,000       72.3%        34,459,002      1.44
   10,000,000  -    14,999,999     13         158,129,681        12.6%         206,210,000       76.8%        17,124,648      1.28
   15,000,000  -    19,999,999      6          99,435,972         7.9%         134,130,000       74.5%        10,413,371      1.30
   20,000,000  -    24,999,999      3          67,309,732         5.4%          86,650,000       77.7%         7,256,475      1.28
   25,000,000  -  $ 30,446,295      2          60,026,682         4.8%          75,100,000       80.0%         6,250,924      1.27

                                ----------------------------------------------------------------------------------------------------
Total/Weighted Average:           279      $1,252,685,456       100.0%      $1,758,067,000       73.2%      $146,507,174      1.39 x
                                ====================================================================================================


                                    Weighted
                                    Average       Weighted
                                   Occupancy       Average
            Range of                Rate at      Year Built/
     Cut-off Date Balances          U/W (3)     Renovated (4)
---------------------------------------------------------------
  $   515,267  -       749,999        94.8%          1985
      750,000  -     1,249,999        96.0%          1986
    1,250,000  -     1,999,999        96.0%          1984
    2,000,000  -     2,999,999        94.8%          1986
    3,000,000  -     3,999,999        96.6%          1985
    4,000,000  -     4,999,999        95.8%          1988
    5,000,000  -     5,999,999        95.4%          1991
    6,000,000  -     9,999,999        96.5%          1988
   10,000,000  -    14,999,999        95.5%          1992
   15,000,000  -    19,999,999        97.9%          1985
   20,000,000  -    24,999,999        98.3%          1996
   25,000,000  -  $ 30,446,295        96.0%          1991

                               ---------------------------------
Total/Weighted Average:               96.2%          1988
                               =================================

Maximum Cut-off Date Balance:       $30,446,295
Minimum Cut-off Date Balance:          $515,269
Average Cut-off Date Balance:        $4,489,912

(1)  Assumes a Cut-off Date of March 1, 1999.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not include any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                         Years Built/Years Renovated (1)


                                                                                            Weighted
        Range of                           Aggregate     Percentage of      Aggregate        Average                     Weighted
         Years                 Number     Cut-off Date      Initial         Appraised     Cut-off Date    Aggregate      Average
    Built/Renovated           of Loans    Balance (2)     Pool Balance        Value         LTV Ratio    U/W NCF (3)     U/W DSCR
------------------------------------------------------------------------------------------------------------------------------------
1951      -       1960            6    $   12,819,010        1.0%       $   23,040,000        62.7% 0   $  1,769,253       1.68 x
1961      -       1970           24        79,789,581        6.4%          105,354,000        76.2%        8,822,132       1.33
1971      -       1980           40       168,025,746       13.4%          229,455,000        74.1%       18,525,757       1.33
1981      -       1990           83       330,990,240       26.4%          441,525,000        75.4%       36,229,066       1.31
1991      -       1998          126       661,060,879       52.8%          958,693,000        71.7%       81,160,966       1.44

                             -------------------------------------------------------------------------------------------------------
Total/Weighted Average:         279    $1,252,685,456      100.0%       $1,758,067,000        73.2%     $146,507,174       1.39 x
                             =======================================================================================================

                              Weighted
                               Average       Weighted
        Range of              Occupancy      Average
         Years                 Rate at     Year Built/
    Built/Renovated            U/W (4)    Renovated (1)
---------------------------------------------------------
1951      -       1960         97.0%          1956
1961      -       1970         96.7%          1967
1971      -       1980         97.3%          1976
1981      -       1990         95.7%          1986
1991      -       1998         96.1%          1996


                            -----------------------------
Total/Weighted Average:        96.2%          1988
                            =============================

Most Recent Year Built/Renovated:        1998
Oldest Year Built/Renovated:             1951
Wtd. Avg. Year Built/Renovated:          1988

(1) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

(2)  Assumes a Cut-off Date of March 1, 1999.

(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(4)  Does not include any Mortgage Loans secured by hotel properties.

                       Occupancy Rates at Underwriting (1)


                                                                                            Weighted
        Range of                           Aggregate     Percentage of      Aggregate        Average                     Weighted
       Occupancy               Number     Cut-off Date      Initial         Appraised     Cut-off Date    Aggregate      Average
      Rates at U/W            of Loans    Balance (2)     Pool Balance        Value         LTV Ratio    U/W NCF (3)     U/W DSCR
------------------------------------------------------------------------------------------------------------------------------------
44.0%     -      69.9%            2      $    5,648,370       0.5%       $   11,800,000       54.8%      $    728,988      1.39 x
70.0%     -      79.9%            2           4,425,045       0.4%            6,025,000       73.6%           484,768      1.38
80.0%     -      89.9%           15          55,761,841       4.5%           82,755,000       68.3%         6,387,418      1.35
90.0%     -      94.9%           50         239,045,962      19.1%          315,045,000       76.2%        26,132,176      1.31
95.0%     -      100.0%         184         831,465,195      66.4%        1,113,922,000       75.4%        90,841,523      1.31

                             -------------------------------------------------------------------------------------------------------
Total/Weighted Average:         253      $1,136,346,413      90.7%       $1,529,547,000       75.1%      $124,574,872      1.31 x
                             =======================================================================================================

                              Weighted
                               Average       Weighted
        Range of              Occupancy      Average
       Occupancy               Rate at     Year Built/
      Rates at U/W             U/W (1)    Renovated (4)
---------------------------------------------------------
44.0%     -      69.9%        57.0%           1990
70.0%     -      79.9%        78.7%           1985
80.0%     -      89.9%        85.6%           1990
90.0%     -      94.9%        92.8%           1989
95.0%     -      100.0%       98.3%           1987

                            -----------------------------
Total/Weighted Average:       96.2%           1987
                            =============================

Maximum Occupancy Rate at Underwriting:      100.0%
Minimum Occupancy Rate at Underwriting:       50.0%
Wtd. Avg. Occupancy Rate at Underwriting:     96.2%

(1)  Does not include any Mortgage Loans secured by hotel properties.

(2)  Assumes a Cut-off Date of March 1, 1999.

(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

    Prepayment Provision as of the Cut-off Date

                                                                                       Weighted       Weighted
                                                                                        Average       Average
                                                                                       Remaining     Remaining       Weighted
           Range of                                 Aggregate      Percentage of        Lockout       Lockout        Average
      Remaining Terms to             Number of     Cut-off Date       Initial           Period     Plus YM Period    Maturity
  Stated Maturity (Years) (1)         Loans         Balance (2)     Pool Balance        (Years)       (Years)        (Years)
--------------------------------------------------------------------------------------------------------------------------------
     4.0      -     4.9                  1           $ 7,137,562         0.6%             4.6            4.6            4.8
     6.0      -     6.9                  4            35,148,655         2.8%             6.4            6.4            6.8
     7.0      -     7.9                  1             3,802,289         0.3%             3.8            6.7            7.2
     8.0      -     8.9                  1             2,694,425         0.2%             1.8            8.8            8.8
     9.0      -     9.9                 254        1,107,587,102        88.4%             9.1            9.4            9.8
    10.0      -    10.9                  6            37,830,000         3.0%             9.2            9.6           10.0
    11.0      -    11.9                  1             2,956,573         0.2%            11.6           11.6           11.9
    14.0      -    14.9                  4            10,592,854         0.8%            11.5           14.1           14.6
    19.0      -    19.9                  4            22,141,083         1.8%             9.9           18.4           19.7
    24.0      -    24.9                  3            22,794,913         1.8%             8.6           20.8           24.0
                                       -----------------------------------------------------------------------------------------
Total/Weighted Average:                 279      $ 1,252,685,456       100.0%             9.0            9.7           10.1
                                       =========================================================================================

(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.

(2)  Assumes a Cut-off Date of March 1, 1999.

                                Prepayment Option

                                                                                        Weighted       Weighted
                                                                                         Average       Average
                                                                                        Remaining     Remaining       Weighted
                                                          Aggregate      Percentage of   Lockout       Lockout        Average
                                          Number of     Cut-off Date       Initial       Period     Plus YM Period    Maturity
           Prepayment Option                Loans       Balance (1)     Pool Balance     (Years)       (Years)      (Years) (2)
--------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance                         254      $ 1,147,218,645       91.6%          9.4            9.4            9.7
Lockout / Yield Maintenance                  24           104,021,536        8.3%          5.4           13.7           14.7
Lockout                                       1             1,445,275        0.1%          1.7            1.7            9.7
                                       -----------------------------------------------------------------------------------------
Total/Weighted Average:                      279      $ 1,252,685,456      100.0%          9.0            9.7           10.1
                                       =========================================================================================

(1)  Assumes a Cut-off Date of March 1, 1999.

(2) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.

        Mortgage Pool Prepayment Profile (1)

 Prepayment Provision         % of Pool   % of Pool   % of Pool   % of Pool   % of Pool   % of Pool   % of Pool   % of Pool
 As of the Cut-off Date        Mar-99       Mar-00     Mar-01      Mar-02       Mar-03     Mar-04      Mar-05       Mar-06
------------------------------------------------------------------------------------------------------------------------------
             Lockout             100.0%      100.0%       99.7%       96.2%       95.2%       95.0%       95.0%       94.8%
Yield Maint. Premium               0.0%        0.0%        0.2%        3.6%        4.7%        4.9%        4.9%        4.7%
                Open               0.0%        0.0%        0.1%        0.1%        0.1%        0.1%        0.1%        0.4%
                              ------------------------------------------------------------------------------------------------
              Total:             100.0%      100.0%      100.0%      100.0%      100.0%      100.0%      100.0%      100.0%
                              ================================================================================================

         Outstanding
       Balance (mm):          $1,252.7    $1,240.2    $1,226.6    $1,211.8    $1,195.8    $1,172.1    $1,153.8    $1,101.9

    Number of Loans:               279         279         279         279         279         278         278         274



 Prepayment Provision         % of Pool   % of Pool   % of Pool   % of Pool   % of Pool   % of Pool    % of Pool   % of Pool
 As of the Cut-off Date        Mar-07      Mar-08       Mar-09     Mar-10      Mar-11       Mar-12      Mar-13      Mar-14
------------------------------------------------------------------------------------------------------------------------------
             Lockout              94.8%       92.5%     20.1%       20.2%       15.4%        15.4%       15.4%        1.3%
Yield Maint. Premium               5.1%        6.0%     77.0%       77.0%       81.7%        81.9%       76.2%       95.8%
                Open               0.1%        1.6%      2.9%        2.8%        2.9%         2.7%        8.4%        2.9%
                              ------------------------------------------------------------------------------------------------
              Total:             100.0%      100.0%    100.0%      100.0%      100.0%       100.0%      100.0%      100.0%
                              ================================================================================================

         Outstanding
       Balance (mm):          $1,077.8    $1,053.6     $47.0       $45.4       $41.1        $39.2       $37.3       $28.0

    Number of Loans:               273         272        12          12          11           11          11           7


 Prepayment Provision          % of Pool    % of Pool   % of Pool   % of Pool
 As of the Cut-off Date          Mar-15      Mar-16      Mar-17       Mar-18
-----------------------------------------------------------------------------
             Lockout              1.1%        1.0%         0.8%         0.5%
Yield Maint. Premium             96.3%       96.8%        97.5%        85.3%
                Open              2.6%        2.2%         1.7%        14.2%
                              -----------------------------------------------
              Total:            100.0%      100.0%       100.0%       100.0%
                              ===============================================

         Outstanding
       Balance (mm):            $26.1       $24.1        $21.9        $19.6

    Number of Loans:                7           7            7            7

(1) Calculated assuming that no Mortgage Loan prepays, defaults or is repurchased prior to stated maturity, except that the ARD Loans are assumed to pay in full on their respective Anticipated Repayment Dates. Otherwise calculated based on Maturity Assumptions to be set forth in the final prospectus supplement.